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Invest in vacation rentals like stocks.

Earn passive income from the highest-yielding asset class in real estate with vacation rentals. Get started with as little as $100.

Email Address*

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Average Monthly Rental Revenue

Vacation rentals generate up to 160% more revenue on average than traditional long-term rentals.

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5000
4000
3000
2000
1000
0
Traditional Rentals
Vacation Rentals

Calculation based on 2021 nationwide Zillow rental zestimate data & AirDNA vacation rental research

Why invest with Here?

💰 High-Yield

Our properties are located in stable high appreciation and high cash-flowing vacation markets that deliver a strong long-term return.

🏌 Fully Passive

Here includes professional in-house property management, so you are freed from time-consuming tasks and decisions.

🏘 Fractional Ownership

Shares are offered in select vacation rentals, this results in a lower barrier to entry & lower cost of diversification.

Economic Rights

With Here you'll receive economic rights in the underlying property, including potential net rental income, tax benefits, and appreciation.

Alignment

We retain a minimum ownership interest of at least 1% in each property. In short, we partner directly with you so you can invest with confidence.

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Liquidity options become available such as the ability to sell your property shares to other Here members.

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How it works

1

Browse

Browse the Here marketplace for available properties that fit your investment criteria. We'll help you find the perfect fit, and you decide how many shares you'd like to own.

2

Invest

Purchase shares in any Here property. Each property on the platform has been securitized with the SEC and broken into shares.

3

Relax

We take care of the bookings, cleanings, repairs, utilities, and property management – you just sit back and relax. You'll earn your share of net monthly income and potential property appreciation.

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PROPERTY MANAGEMENT

We'll manage the day-to-day.

Our team manages the property so you don't have to. We'll generate demand, schedule bookings, cleanings, and stock all of the essentials.

Property management

Bookings & guest access

Inventory management

Demand generation

Property maintenance

Cleaning scheduling

You might be wondering...

Who is Here for?

Here is a full-service platform for busy professionals to invest and own fractional ownership of vacation rental properties. We lower the cost-of-entry and minimize the time commitment for real estate investing.

What am I buying?

A Here investor owns an interest in a series of the Here LLC and is eligible to receive quarterly cash distributions of the property's net rental income and potential tax benefits normally associated with direct property ownership, such as depreciation and expense write-off.

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Do I need to be involved in any aspect of property management?

This is a fully managed investment intended to require no investor involvement in asset or property management. Here partners with top-rated local third-party property managers to handle the day-to-day management activities.

What are you waiting for?

We're excited to welcome you to the Here community. Bring your friends and family and co-invest with them.

Email Address*

JOIN HERE

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ABOUT BLOG FAQ REFER-A-FRIEND

CAREERS TERMS PRIVACY LEGAL

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE.

ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION ... THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE**.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Invest in vacation rentals in minutes.
Never lift a finger.


here
Tampa
The Valencia

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How it works



Step 1

Browse Properties

Browse the Here marketplace for available properties that fit your investment criteria. We'll help you find the perfect fit, and you decide how many shares you'd like to own.

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Step 2



Invest

Purchase shares in any Here property. Each property on the platform has been securitized with the SEC and broken into shares.

REQUEST INVITATION

Step 3



Relax

We take care of the bookings, cleanings, repairs, utilities, and property management – you just sit back and relax. You'll earn your share of net monthly income and potential property appreciation.

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Frequently Asked Questions

How does the Here process work?

Investors select a Here property and acquire fractional interests that represent an ownership interest in that property. The investment is designed to deliver passive income with responsibilities.

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Once Here accepts your investment and your funds are transferred, you will be entitled to receive quarterly distributions of pro-rata net rental income (rents minus fees, expenses, and additional reserve allocations) generated by the property, plus potential tax benefits normally associated with direct property ownership, such as appreciation, depreciation and expense write-offs. Here handles operational responsibilities.

How will rental income be distributed to investors?

Dividend distributions will be deposited directly to your Here account. You will receive your dividends quarterly on or before 15th day of the start of a new quarter.

On each payment date, an investor will receive their share of rental income after deducting principal and interest payments for the mortgage, property management fees, property taxes, insurance costs, repair costs, HOA fees, reserve fees (stored for larger expenses), and any other costs and expenses based on the investor's percentage ownership.

There may be periods where there is no distribution available if the cash needed to fund costs is greater than the rental income. There may also be periods when additional capital is needed from investors to fund costs related to the property. Investors are expected to provide the needed capital based on their percentage ownership. If additional capital is not provided for, investors may have their ownership amounts lowered or removed from ownership.

When and how can I sell my shares?

After 180 days, investors have the chance to sell their shares, subject to liquidity and compliance with the transfer restrictions described in our Operating Agreement or Offering Circular, investors may exit by selling their interests to other investors. Investors may indicate their desire to exit an interest, including their desired exit price, by contacting Here support. Transfer fees may apply and would be disclosed before finalizing any potential exit request.

Here support will seek to match exit interest to potential buyers. Here may not successfully match an exit request, and you may have to hold your investment for an indefinite period. Our anticipated hold period for each property will be 5-10 years.

Need help deciding?

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ABOUT BLOG FAQ REFER A FRIEND

CAREERS TERMS PRIVACY LEGAL

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR

REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION ... OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

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TERMS OF USE

DATED: MARCH 2021

Welcome to Here. The Here service and network (collectively, the "**Service**") are operated by Here Wealth LLC, a Florida limited liability company located at 1111 Brickell Ave 10th Floor, Miami, FL 33131 and its affiliates (collectively, the '**Company**", "**we**', or "**us**"). By accessing or using our website at www.here.co, including any subdomain thereof (the "**Site**"), you (the "**User**") signify that you have read, understand and agree to be bound by these terms of use ("**Terms of Use**"), regardless of whether you are a registered member of the Service. In addition to these Terms of Use, you may enter into other agreements with us or others that will govern your use of the Service or related services offered by us or others. If there is any contradiction between these Terms of Use and another agreement you enter into applicable to specific aspects of the Service, the other agreement shall take precedence in relation to the specific aspects of the Service to which it applies. As used herein, "**Users**" means anyone who accesses and/or uses the Site. For any terms herein applicable to all Users, all investor members, or business and other entity Users specifically, or where the context otherwise requires, "Users" shall be deemed to include any business or other entity on behalf of which the Site or Service is accessed by any other User, and 'you" shall be deemed to include any such business or other entity and any person acting on behalf of any such business or other entity in connection with the use of the Site or Service.

Changes to these Terms of Use

We may make changes to these Terms of Use from time to time. If we do this, we will post the changed Terms of Use on the Site and will indicate at the top of this page the date the Terms of Use were last revised. You understand and agree that your continued use of the Service or the Site after we have made any such changes constitutes your acceptance of the new Terms of Use.

TERMS APPLICABLE TO ALL USERS: ELIGIBILITY, LICENSE AND REPRESENTATIONS

Eligibility: General

This Site is intended solely for Users who, if they are a natural person, are eighteen (18) years of age or older, and any registration by, use of or access to the Site by any natural person under 18 is unauthorized, unlicensed and in violation of these Terms of Use. By using the Service or the Site, you represent and warrant that, if you are a natural person, you are 18 or older and that you agree to and will abide by all of the terms and conditions of these Terms of Use. If you violate any of these Terms of Use, or otherwise violate an agreement between you and us, the Company may delete your profile and any content or information that you have posted on the Site and/or prohibit you from using or accessing the Service or the Site (or any portion, aspect or feature of the Service or the Site), at any time in its sole discretion, with or without notice, including without limitation if it believes that you are under 18.

Proprietary Rights in Site Content; Limited License

All content on the Site, including but not limited to designs, text, graphics, pictures, video, information (including, without limitation, data aggregated and compiled by us regardin

returns and median annual returns of artists, artist markets and specific art

sound and other files, and their selection and arrangement (the "**Site Content**"), are the proprietary property of the Company with all rights reserved, except the copyright to certain images appearing on the Site may belong to third-parties and we are using such images as a fair and permissible use and or with the consent of the copyright holder. No Site Content may be modified, copied, distributed, framed, reproduced, republished, downloaded, displayed, posted, transmitted, or sold in any form or by any means, in whole or in part, without the Company's prior written permission, except as provided in the following sentence and except that the foregoing does not apply to your own User Content (as defined below) that you legally post on the Site. Provided that you are eligible for use of the Site, you are granted a limited license to access and use the Site and to download or print a copy of any portion of the Site Content solely for your use in connection with your use of the Site or Service, provided that you keep all copyright or other proprietary notices intact. Except for your own User Content (as defined below), you may not republish Site Content on any Internet, Intranet or Extranet site or incorporate the information in any other database or compilation, and any other use of the Site Content is strictly prohibited. Any use of the Site or the Site Content other than as specifically authorized herein, without the prior written permission of the Company, is strictly prohibited and will terminate the license granted herein. Such unauthorized use may also violate applicable laws including without limitation copyright and trademark laws and applicable communications regulations and statutes. Unless explicitly stated herein, nothing in these Terms of Use shall be construed as conferring any license to intellectual property rights, whether by estoppel, implication or otherwise. This license is revocable by us at any time without notice and with or without cause.

You may review personal information posted by or relating to other Users on the Site, but you are not authorized to disclose such information for any purpose. You may not reproduce any personal information. Further, you represent and warrant that: (i) you do not have the ability to match any personal information posted by or relating to other Users to the identity of any individual; (ii) you will not make any attempt to obtain data permitting you to match any personal information posted by or relating to other Users to the identity of any individual; (iii) you will not accept any information from any third party that permits such a match; and (iv) you will make no such match.

Restrictions on Data Collection/Termination

Without our prior consent, you may not:

- use any automated means to access this Site or collect any information from the Site (including, without limitation, robots, spiders, scripts or other automatic devices or programs);
- frame the Site, utilize framing techniques to enclose any Content or other proprietary information, place pop-up windows over this Site's pages, or otherwise affect the display of this Site's pages; engage in the practices of "screen scraping", "database scraping" or any other activity with the purpose of obtaining content or other information; or
- use this Site in any manner that violates applicable law or that could damage, disable, overburden, or impair this Site or interfere with any other party's use and enjoyment of this Site.

We may terminate, disable or throttle your access to, or use of, this Site and the Services for any reason, including without limitation, if we believe that you have violated or acted inconsistently with any portion of these Terms of Use.

User Representations

You represent, warrant and agree that no materials of any kind submitted through your account or otherwise posted or shared by you through the Service will violate or infringe upon the rights of any third party, including copyright, trademark, privacy, publicity or other personal or proprietary rights; or contain libelous, defamatory or otherwise unlawful material. You further agree not to harvest or collect

email addresses or other contact information of Users from the Service or the Site by electronic or other means for the purposes of sending unsolicited emails or other unsolic

Additionally, you agree not to use automated scripts to collect information

or for any other purpose. You further agree that you may not use the Service or the Site in any unlawful manner or in any other manner that could damage, disable, overburden or impair the Site. In addition, you agree not to use the Service or the Site to:

- upload, post, transmit, share, store or otherwise make available any content that we deem to be harmful, threatening, unlawful, defamatory, infringing, abusive, inflammatory, harassing, vulgar, obscene, fraudulent, invasive of privacy or publicity rights, hateful, or racially, ethnically or otherwise objectionable;
- except where authorized by the Company, register for more than one User account, register for a User account on behalf of an individual other than yourself, operate a User account on behalf of or for the benefit of any person who is not eligible to register for or operate a User account in their own name, or register for a User account on behalf of any group or entity (other than approved investment accounts opened on behalf of legal entities);
- impersonate any person or entity, or falsely state or otherwise misrepresent yourself, your age or your affiliation with or authority to act on behalf of any person or entity;
- upload, post, transmit, share or otherwise make available any unsolicited or unauthorized advertising, solicitations, promotional materials, "junk mail", "spam", "chain letters", "pyramid schemes", or any other form of solicitation;
- upload, post, transmit, share, store or otherwise make publicly available on the Site any private information of any third party, including, without limitation, addresses, phone numbers, email addresses, Social Security numbers and credit card numbers;
- solicit personal information from any natural person under 18 or solicit passwords or personally identifying information for commercial or unlawful purposes from any User;
- upload, post, transmit, share or otherwise make available any material that contains software viruses or any other computer code, files or programs designed to interrupt, destroy or limit the functionality of any computer software or hardware or telecommunications equipment; intimidate or harass another User;
- upload, post, transmit, share, store or otherwise make available content that would constitute, encourage or provide instructions for a criminal offense, violate the rights of any party, or that would otherwise create liability or violate any local, state, national or international law;
- use or attempt to use another's account, service or system without authorization from that person and the Company, or create a false identity on the Service or the Site; or
- upload, post, transmit, share, store or otherwise make available content that, in the sole judgment of the Company, is objectionable or which restricts or inhibits any other person from using or enjoying the Site, or which may expose the Company or its Users to any harm or liability of any type.

User Content Posted on the Site

You are solely responsible for the personal or business information, photos, profiles, messages, notes, text, information, music, video, contact information for you or others, advertisements or other content that you upload, publish, provide or display (hereinafter, "**post**") on or through the Service or the Site, or transmit to or share with other Users (collectively the "**User Content**"). It is against the Terms of Use to contact members directly or to attempt to enter into any lending transactions with members outside of the Service. You understand and agree that the Company may, but is not obligated to, review and delete or remove (without notice) any User Content in its sole discretion, including without limitation, User Content that in the sole judgment of the Company violates these Terms of Use, might be offensive or illegal, or might violate the rights of, harm, or threaten the safety of, Users or others.

By posting User Content to any part of the Site, you automatically grant, and you represent and warrant that you have the right to grant, to the Company an irrevocable, perpetual, n [illegible] fully paid, worldwide license (with the right to sublicense) to use, copy, pub. [illegible] display, reformat, translate, excerpt (in whole or in part) and distribute such User Content for any purpose on or in connection with the Site or the promotion thereof, to prepare derivative works of, or incorporate into other works, such User Content, and to grant and authorize sublicenses of the foregoing. You may remove your User Content from the Site at any time. If you choose to remove your User Content, the license granted above will not expire.

You may review personal or business information posted by other Users on the Site, but you are not authorized to disclose such information for any purpose.

ALL USERS: CONSENT TO ELECTRONIC TRANSACTIONS AND DISCLOSURES

Because Here operates on the Internet, it is necessary for you to consent to transact business with us online and electronically. As part of doing business with us, therefore, we also need you to consent to our giving you certain disclosures electronically, either via our Site or to the email address (or other electronic means of communication) you provide to us. By agreeing to the Terms of Use, you agree to receive electronically all documents, communications, notices, contracts, and agreements (including any IRS Forms, including Form 1099 and Form K-1) arising from or relating to your use of the Site and Service, including any securities you have purchased, your use of this Service, and the voting of any securities you have purchased as an investor in any offering made available through the Site (each, a "**Disclosure**"), whether we are acting in the capacity as issuer, agent or otherwise. The decision to do business with us electronically is yours. This document informs you of your rights concerning Disclosures.

Electronic Communications. Any Disclosures will be provided to you electronically through Here either on our Site or via electronic mail to the verified email address you provided or through other electronic means of communication based on information provided by you. If you require paper copies of such Disclosures, you may write to us at the mailing address provided below and a paper copy will be sent to you at a cost of up to $5.00. A request for a paper copy of any Disclosure will not be considered a withdrawal of your consent to receive Disclosures electronically. Any IRS 1099 Forms or Form K-1s provided electronically will remain accessible through at least October 15 of the year in which such IRS Form 1099 or Form K-1 is made available; after that time the IRS Form 1099 may no longer be accessible electronically. We may discontinue electronic provision of Disclosures at any time in our sole discretion.

Scope of Consent. Your consent to receive Disclosures and transact business electronically, and our agreement to do so, applies to any transactions to which such Disclosures relate, whether between you and Here or between you and another party with whom you transact through the Site. Your consent will remain in effect for so long as you are a User and, if you are no longer a User, will continue until such a time as all Disclosures relevant to transactions that occurred while you were a User have been made.

Consenting to Do Business Electronically. Before you decide to do business electronically with Here, you should consider whether you have the required hardware and software capabilities described below.

Hardware and Software Requirements. In order to access and retain Disclosures electronically, you must satisfy the following computer hardware and software requirements: access to the Internet; an email account and related software capable of receiving email through the Internet; supported Web browsing software (Chrome version 32.0 or higher, Firefox version 26.0 or higher, Internet Explorer version 8.0 or higher, or Safari version 7.0 or higher); and hardware capable of running this software.

Telephone Consumer Protection Act Overview Consent: You expressly consent to receiving calls and messages, including auto-dialed and pre-recorded message calls, and SMS messages (including text

messages) from us, our affiliates, agents and others calling at their request or on their behalf, at any telephone numbers that you have provided or may provide in the future (inc[...] telephone numbers). Your cellular or mobile telephone provider will charge [...] of plan you carry.

Consent to Digital Call Recording. Here uses technology that records telephone calls for quality assurance, customer service, training and data analysis purposes only. By agreeing to our Terms of Use, you hereby consent to our recording of telephone conversations between you and Here representatives and you hereby agree that our employees and authorized representatives may listen to a call that has been recorded on our behalf for the purposes set forth above.

To unsubscribe from text messages at any time reply STOP, STOP ALL, UNSUBSCRIBE, CANCEL, END or QUIT to any text message you receive from Here. You consent that following such a request to unsubscribe, you may receive one final text message from Here confirming your request. Note that unsubscribing from promotional and/or account-related texts will not prevent Here from sending you text messages for security and authentication purposes.

Additional Mobile Technology Requirements. If you are accessing our site and the Disclosures electronically via a mobile device (such as a smart phone, tablet, and the like), in addition to the above requirements you must make sure that you have software on your mobile device that allows you to print and save the Disclosures presented to you during the application process. These applications can be found for most mobile devices in the device's respective "app store". If you do not have these capabilities on your mobile device, please access our site through a device that provides these capabilities.

Withdrawing Consent. You may not withdraw consent to doing business with us electronically for as long as you have outstanding any investments made through the Site. If you have no outstanding investments made through the site and wish to withdraw consent to doing business electronically, we will terminate your registered user account with us.

How to Contact Us regarding Electronic Disclosures. You can contact us via email at team@here.co. You may also reach us in writing to us at the following address: Here Wealth LLC, 1111 Brickell Ave 10th Floor, Miami, FL 33131 Attention: Investor Relations.

If you are an individual User, you will keep us informed of any change in your email or home mailing address so that you can continue to receive all Disclosures in a timely fashion. If your registered email address changes, you must notify us of the change by sending an email to team@here.co. You also agree to update your registered residence address and telephone number on the Site if they change. If you are a business or entity User or are acting on behalf of a business or entity, you will keep us informed of any change to your email address, telephone number and primary business address, as discussed under "Terms Applicable to Business and Other Entity Users" below.

You will print a copy of this Agreement for your records and you agree and acknowledge that you can access, receive and retain all Disclosures electronically sent via email or posted on the Site.

SECURITIES MATTERS

Notwithstanding anything to the contrary in these Terms of Use, in no event shall anything in these Terms of Use be deemed to be a waiver, and we will not assert there has been a waiver, that would not be permissible under Section 14 of the Securities Act of 1933, Section 29(a) of the Securities Exchange Act of 1934, or any other applicable provision of federal and state securities laws.

The securities offered on the Site have not been registered under the Securities Act of 1933, in reliance on the exemption provisions of Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, and/or Regulation A. Securities sold through private placements are restricted and not publicly traded, and are therefore illiquid. Securities sold in Regulation A

offerings remain subject to State securities laws, or so-called "blue sky", restrictions on trading. Neither the U.S. Securities and Exchange Commission nor any state securit

regulatory authority has approved, passed upon or endorsed the merits of a this Site.

Investment overviews and so-called "tombstone" advertisements on the Site may contain summaries of the principal features or terms of investment opportunities available through the Site. Such overviews and tombstone advertisements are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more detailed discussions contained in the Offering Circular filed with the Securities and Exchange Commission or other offering materials relating to such investment opportunity. **YOU MUST CAREFULLY REVIEW THE RELEVANT OFFERING CIRCULAR AND OR OTHER OFFERING MATERIALS BEFORE DECIDING TO INVEST**. The information contained on the Site has been prepared by Here without reference to any particular user's investment requirements or financial situation, and potential investors are encouraged to consult with professional tax, legal and financial advisors before making any investment.

The terms of our offerings preclude you from becoming a beneficial owner of 25% or more of any issuer's outstanding equity securities. You represent that you will not attempt to circumvent this policy and you understand that each issuer will be entitled pursuant to its operating agreement to unwind or not recognize your beneficial ownership in excess of such threshold.

TERMS APPLICABLE TO INDIVIDUAL USERS

Registration Data; Account Security

In consideration of your use of the Site, you agree to (a) provide accurate, current and complete information about you as may be prompted by any registration or subscription forms on the Site or otherwise requested by the Company ("**Individual Registration Data**"); (b) maintain the security of your password and identification; (c) maintain and promptly update the Individual Registration Data, and any other information you provide to the Company, to keep it accurate, current and complete; (d) promptly notify the Company regarding any material changes to information or circumstances that could affect your eligibility to continue to use the Site or Service or the terms on which you use the Site or Service; and (e) be fully responsible for all use of your account and for any actions that take place using your account.

TERMS APPLICABLE TO BUSINESS AND OTHER ENTITY USERS

Eligibility: Business and Other Entity Users

Access to the Site for Users that are businesses, other entities or persons acting on behalf of such businesses or entities, is intended solely for authorized representatives of businesses or other entities that are in good standing in each jurisdiction in which they are registered to conduct business and persons otherwise authorized by such businesses or entities to act in furtherance of the business or entity's use of the Site or Service. By using the Service or the Site on behalf of a business or other entity, you represent and warrant that you are duly authorized in accordance with the foregoing by the business or other entity on behalf of which you are acting, that you have the power and authority to enter into binding agreements on behalf of the business or entity or in the capacity in which you are acting, and that the business or entity is in good standing in each jurisdiction in which it is registered

to conduct business to the best of your knowledge. Furthermore, you confirm that you agree to all of the terms and conditions of these Terms of Use individually and on behalf of

entity, and represent and warrant that you and such business or other entity

terms and conditions of these Terms of Use. If you, the business or entity, any other person acting on behalf of the business or entity or any guarantor (if applicable) violate any of these Terms of Use, or otherwise violate an agreement between the business or entity (or, if applicable, any guarantor) and the Company, the Company may terminate the business or entity's membership, delete any associated profile and any content or information posted on the Site in connection with the business or entity's membership and/or prohibit you, such business or entity and any other person acting on the business or entity's behalf from using or accessing the Service or the Site (or any portion, aspect or feature of the Service or the Site), at any time in its sole discretion, with or without notice.

Business Registration Data; Account Security

In consideration of your use of the Site and the Service on behalf of a business or other entity member, you, individually and on behalf of such business or entity, agree to (a) provide accurate, current and complete information about the business or entity, yourself and any other principals and/or authorized representatives of the business or entity member as may be prompted by any registration forms on the Site or otherwise requested by the Company ("**Business Registration Data**"), including the business or entity's full legal name; (b) provide such materials as the Company may request to establish and/or verify your or any other person's identity or authority to enter into binding agreements on behalf of the business or entity, or to establish and/or verify the business or entity's legal existence, good standing in any jurisdiction and eligibility to use the Site or Service; (c) maintain the security of any password and identification issued for use by or on behalf of the business or entity; (d) maintain and promptly update the Business Registration Data, and any other information provided to the Company by you or anyone else acting on behalf of the business or entity, to keep it accurate, current and complete; (e) promptly notify the Company regarding any material changes to information or circumstances impacting the business or entity's legal existence, good standing in any jurisdiction in which the business or entity is authorized to conduct business, or eligibility for continued use of the Site or any Service; and (f) be fully responsible for all use of any accounts opened on behalf of the business or entity and for any actions that take place using such account.

Additional Representations: Business and Other Entity Users

In addition to the User Representations set forth above under "User Representations", which you hereby confirm on behalf of the business or entity member, you further agree, both individually and on behalf of the business or entity, not to use the Service or the Site to:

- register for multiple User accounts on behalf of the same business or entity; operate or otherwise utilize an account opened in the name of a business or entity for the benefit of any persons other than that business or entity;
- operate or otherwise utilize an account opened in the name of a business or entity for any purpose prohibited by law or regulation, any activity which that business or entity is not duly authorized to conduct, or for any purpose prohibited by any other agreement between the business or entity and the Company or Our Affiliates;
- operate a User account on behalf of any business or entity with regard to which you are not an authorized person with the power to enter into binding agreements on behalf of the business or entity;
- communicate with any other User regarding the business or entity, or it's business operations, other than anonymously and publicly via the Site, or upload, post, transmit, share or otherwise make available any information or informational material identifying the business or entity or its business operations (other than Business Registration Data provided to the Company or other information requested by the Company or otherwise necessary for your use of the Site or Service); and

- upload, post, transmit, share, store or otherwise make publicly available on the Site any private information regarding the business or entity, including, without limit... numbers, email addresses, tax identification numbers and credit, or ... regarding persons associated with the business or entity (other than Business Registration Data provided to the Company).

Furthermore, you represent and warrant and agree, both individually and on behalf of the business or entity, that:

- all email addresses provided on behalf of the business or entity are and will be used by the business or entity for business purposes; and
- you will not represent or portray the business or entity as being affiliated with the Company in any capacity other than being a User of the Site or Service without the Company's prior written consent.

Scope of License to Use

For Users that are businesses or other entities, or persons acting on behalf of businesses or other entities, the limited license to access and use the Site granted above shall be deemed granted to the business or entity member and to those authorized representatives of the business or entity for whom Business Registration Data has been provided to the Company while acting on behalf of the business or entity member in their official capacities. Any access to or use of the Site by persons who are not authorized representatives of the business or entity, including but not limited to any representative for whom Business Registration Data has not been provided, voids this license and shall constitute a violation of these Terms of Use. Furthermore, this license is revocable by us at any time with regard to the business or entity member and/or any person acting on such business or entity's behalf without notice and with or without cause.

ALL USERS: INTELLECTUAL PROPERTY MATTERS

Trademarks

Here and other Company graphics, logos, designs, page headers, button icons, scripts and service names are registered trademarks, trademarks or trade dress of the Company in the U.S. and/or other countries. The Company's trademarks and trade dress may not be used, including as part of trademarks and/or as part of domain names, in connection with any product or service in any manner that is likely to cause confusion and may not be copied, imitated, or used, in whole or in part, without the prior written permission of the Company.

Copyright Complaints

If you believe that any material on the Site infringes upon any copyright which you own or control, you may send a written notification of such infringement to our Designated Agent as set forth below:

Name of Agent Designated to Receive Notification of Claimed Infringement: Attention: General Counsel

Full Address of Designated Agent to Which Notification Should Be Sent: 1111 Brickell Ave 10th Floor, Miami, FL 33131

E-Mail Address of Designated Agent: team@here.co

To meet the notice requirements under the Digital Millennium Copyright Act, the notification must be a written communication that includes the following:

- A physical or electronic signature of a person authorized to act on behalf of the owner of an exclusive right that is allegedly infringed;
- Identification of the copyrighted work claimed to have been infringed, or, if multiple copyrighted works at a single online site are covered by a single notification, a representative list of such works at that site;
- Identification of the material that is claimed to be infringing or to be the subject of infringing activity and that is to be removed or access to which is to be disabled, and information reasonably sufficient to permit us to locate the material;
- Information reasonably sufficient to permit us to contact the complaining party, such as an address, telephone number and, if available, an electronic mail address at which the complaining party may be contacted;
- A statement that the complaining party has a good-faith belief that use of the material in the manner complained of is not authorized by the copyright owner, its agent or the law; and
- A statement that the information in the notification is accurate, and under penalty of perjury, that the complaining party is authorized to act on behalf of the owner of an exclusive right that is allegedly infringed.

Repeat Infringer Policy

In accordance with the Digital Millennium Copyright Act (DMCA) and other applicable law, the Company has adopted a policy of terminating, in appropriate circumstances and at the Company's sole discretion, the memberships of members who are deemed to be repeat infringers. The Company may also at its sole discretion limit access to the Site and/or terminate the memberships of any Users who infringe any intellectual property rights of others, whether or not there is any repeat infringement.

Submissions

You acknowledge and agree that any questions, comments, suggestions, ideas, feedback or other information about the Site or the Service ("**Submissions**"), provided by you to the Company are non-confidential and shall become the sole property of the Company. The Company shall own exclusive rights, including all intellectual property rights, and shall be entitled to the unrestricted use and dissemination of these Submissions for any purpose, commercial or otherwise, without acknowledgment or compensation to you.

User Disputes

You are solely responsible for your interactions with other Users. We reserve the right, but have no obligation, to monitor disputes between you and other Users.

Privacy

Please review the Site's Privacy Policy. By using the Site or the Service, you are consenting to have your personal data transferred to and processed in the United States. We may listen to and/or record phone calls between you and our representatives without notice to you as permitted by applicable law. For example, we listen to and record calls for quality monitoring purposes.

Disclaimers

The Company does not guarantee the accuracy of any User Content or Third Party Content. Although we provide rules for User conduct and postings, we do not control and are not responsible for what Users post on the Site and are not responsible for any offensive, inappropriate, obscene, unlawful or otherwise objectionable content you may encounter on the Site or in connection with any User Content

or Third Party Content. The Company is not responsible for the conduct, whether online or offline, of any User of the Site or Service. The Company cannot guarantee and does no... results from use of the Site and/or the Service.

The Site and the Service may be temporarily unavailable from time to time for maintenance or other reasons. The Company assumes no responsibility for any error, omission, interruption, deletion, defect, delay in operation or transmission, communications line failure, theft or destruction or unauthorized access to, or alteration of, User communications. The Company is not responsible for any problems or technical malfunction of any telephone network or lines, computer online systems, servers or providers, computer equipment, software, failure of email or players on account of technical problems or traffic congestion on the Internet or on the Site or combination thereof, including injury or damage to Users or to any other person's computer related to or resulting from participating or downloading materials in connection with the Web and/or in connection with the Service. Under no circumstances will the Company be responsible for any loss or damage, including any loss or damage to any User Content, financial damages or lost profits, loss of business, or personal injury or death, resulting from anyone's use of the Site or the Service, any User Content or Third Party Content posted on or through the Site or the Service or transmitted to Users, or any interactions between Users of the Site, whether online or offline.

The Company reserves the right to change any and all content contained in the Site and any Services offered through the Site at any time without notice. Reference to any products, services, processes or other information, by trade name, trademark, manufacturer, supplier or otherwise does not constitute or imply endorsement, sponsorship or recommendation thereof, or any affiliation therewith, by the Company.

Limitation on Liability

EXCEPT IN JURISDICTIONS WHERE SUCH PROVISIONS ARE RESTRICTED AND EXCEPT AS PROVIDED ABOVE IN THE SECTION TITLED, "SECURITIES MATTERS', IN NO EVENT WILL THE COMPANY OR ITS DIRECTORS, EMPLOYEES OR AGENTS BE LIABLE TO YOU OR ANY THIRD PARTY FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, INCLUDING FOR ANY LOST PROFITS OR LOST DATA ARISING FROM YOUR USE OF THE SITE OR THE SERVICE OR ANY OF THE SITE CONTENT OR OTHER MATERIALS ON OR ACCESSED THROUGH THE SITE, EVEN IF THE COMPANY IS AWARE OR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN EXCEPT AS PROVIDED ABOVE IN THE SECTION TITLED, "SECURITIES MATTERS', TO THE EXTENT PERMITTED BY APPLICABLE LAW THE COMPANY'S LIABILITY TO YOU FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION, WILL AT ALL TIMES BE LIMITED TO THE AMOUNT PAID, IF ANY, BY YOU TO THE COMPANY FOR THE SERVICE DURING THE TERM OF MEMBERSHIP. IN NO CASE, EXCEPT AS PROVIDED ABOVE IN THE SECTION TITLED, "SECURITIES MATTERS", WILL THE COMPANY'S LIABILITY TO YOU EXCEED $1000. YOU ACKNOWLEDGE THAT IF NO FEES ARE PAID TO THE COMPANY FOR THE SERVICE, YOU SHALL BE LIMITED TO INJUNCTIVE RELIEF ONLY, UNLESS OTHERWISE PERMITTED BY LAW, AND SHALL NOT BE ENTITLED TO DAMAGES OF ANY KIND FROM THE COMPANY, REGARDLESS OF THE CAUSE OF ACTION.

IN ADDITION TO THE SPECIFIC SECURITIES LAWS PROVISIONS DESCRIBED ABOVE IN THE SECTION TITLED, "SECURITIES MATTERS", CERTAIN FEDERAL AND STATE LAWS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF CERTAIN DAMAGES OR LIMITATIONS ON IMPLIED WARRANTIES. IF THESE LAWS APPLY TO YOU, SOME OR ALL OF THE ABOVE DISCLAIMERS, EXCLUSIONS OR LIMITATIONS MAY NOT APPLY TO YOU, AND YOU MAY HAVE ADDITIONAL RIGHTS. s### Governing Law; Venue and Jurisdiction; Arbitration

By visiting or using the Site and/or the Service, you agree that the laws of the State of Delaware, without regard to any principles of conflict of laws that would require or permit the application of the

laws of any other jurisdiction, will govern these Terms of Use. By agreeing to the Terms of Use and using the Website and the Service, you agree to agree to the binding arbitra[illegible] these Terms of Use and submit to personal jurisdiction in the Federal court[illegible] purposes, and you agree to waive, to maximum extent permitted by law, any right to a trial by jury for any matter.

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Either party may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a Claim be final and binding arbitration. The arbitration shall be conducted in Miami, FL. As used in this provision, "Claim" shall include any past, present, or future claim, dispute, or controversy involving you (or persons claiming through or connected with you), on the one hand, and Here (or officers, directors, employees, contractors, managers, members or other persons claiming through or connected with Here), on the other hand, relating to or arising out of the Site, the Services, these Terms of use and/or the activities or relationships that involve, lead to, or result from any of the foregoing, including the validity or enforceability of this arbitration provision, provided that this provision shall not apply to any Claims arising under Federal securities laws. Claims are subject to arbitration regardless of whether they arise from the contract; tort (intentional or otherwise); a constitution, statute, common law, or principles of equity; or otherwise. Claims include (without limitation) matters arising as initial claims, counter-claims, cross-claims, third-party claims, or otherwise. The scope of this arbitration provision is to be given the broadest possible interpretation that is enforceable.

The party initiating arbitration shall do so with the American Arbitration Association (the "AAA") or JAMS. The arbitration shall be conducted according to, and the location of the arbitration shall be determined in accordance with, the rules and policies of the administrator selected, except to the extent the rules conflict with this arbitration provision or any countervailing law. In the case of a conflict between the rules and policies of the administrator and this arbitration provision, this arbitration provision shall control, subject to countervailing law, unless all parties to the arbitration consent to have the rules and policies of the administrator apply.

If we elect arbitration, we shall pay all the administrator's filing costs and administrative fees (other than hearing fees). If you elect arbitration, filing costs and administrative fees (other than hearing fees) shall be paid in accordance with the rules of the administrator selected, or in accordance with countervailing law if contrary to the administrator's rules. We shall pay the administrator's hearing fees for one full day of arbitration hearings. Fees for hearings that exceed one day will be paid by the party requesting the hearing, unless the administrator's rules or applicable law require otherwise, or you request that we pay them and we agree to do so. Each party shall bear the expense of its own attorney's fees, except as otherwise provided by law. If a statute gives you the right to recover any of these fees, these statutory rights shall apply in the arbitration notwithstanding anything to the contrary herein.

Within 30 days of a final award by the arbitrator, a party may appeal the award for reconsideration by a three-arbitrator panel selected according to the rules of the arbitrator administrator. In the event of such an appeal, an opposing party may cross-appeal within 30 days after notice of the appeal. The panel will reconsider de novo all aspects of the initial award that are appealed. Costs and conduct of any appeal shall be governed by this arbitration provision and the administrator's rules, in the same way as the initial arbitration proceeding. Any award by the individual arbitrator that is not subject to appeal, and any panel award on appeal, shall be final and binding, except for any appeal right under the Federal Arbitration Act (the "FAA"), and may be entered as a judgment in any court of competent jurisdiction.

We agree not to invoke our right to arbitrate an individual Claim that you may bring in Small Claims Court or an equivalent court, if any, so long as the Claim is pending only in that court. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NO ARBITRATION SHALL PROCEED ON A CLASS, REPRESENTATIVE, OR COLLECTIVE BASIS (INCLUDING AS PRIVATE ATTORNEY GENERAL ON BEHALF OF OTHERS), EVEN IF THE CLAIM OR CLAIMS THAT ARE THE SUBJECT OF THE ARBITRATION HAD

PREVIOUSLY BEEN ASSERTED (OR COULD HAVE BEEN ASSERTED) IN A COURT AS CLASS REPRESENTATIVE, OR COLLECTIVE ACTIONS IN A COURT.

Unless otherwise provided in these Terms of Use or consented to in writing by all parties to the arbitration, no party to the arbitration may join, consolidate, or otherwise bring claims for or on behalf of two or more individuals or unrelated corporate entities in the same arbitration unless those persons are parties to a single transaction. Unless consented to in writing by all parties to the arbitration, an award in arbitration shall determine the rights and obligations of the named parties only, and only with respect to the claims in arbitration, and shall not (i) determine the rights, obligations, or interests of anyone other than a named party, or resolve any Claim of anyone other than a named party, or (ii) make an award for the benefit of, or against, anyone other than a named party. No administrator or arbitrator shall have the power or authority to waive, modify, or fail to enforce this provision, and any attempt to do so, whether by rule, policy, arbitration decision or otherwise, shall be invalid and unenforceable. Any challenge to the validity of this provision shall be determined exclusively by a court and not by the administrator or any arbitrator.

This arbitration provision is made pursuant to a transaction involving interstate commerce and shall be governed by and enforceable under the FAA. The arbitrator will apply substantive law consistent with the FAA and applicable statutes of limitations. The arbitrator may award damages or other types of relief permitted by applicable substantive law, subject to the limitations set forth in this arbitration provision. The arbitrator will not be bound by judicial rules of procedure and evidence that would apply in a court. The arbitrator shall take steps to reasonably protect confidential information.

This arbitration provision shall survive (i) suspension, termination, revocation, closure, or amendments to these Terms of Use and the relationship of the parties; (ii) the bankruptcy or insolvency of any party hereto or other party; and (iii) any transfer of any securities, to any other party. If any portion of this arbitration provision is deemed invalid or unenforceable, the remaining portions of this arbitration provision shall nevertheless remain valid and in force. If arbitration is brought on a class, representative, or collective basis, and the limitations on such proceedings included herein are finally adjudicated to be unenforceable, then no arbitration shall be had. In no event shall any invalidation be deemed to authorize an arbitrator to determine Claims or make awards beyond those authorized in this arbitration provision.

If any provision of these Terms of Use conflicts with a provision contained in any subscription agreement, share transfer agreement or similar agreement to which you and Here are party, the terms of such other agreement shall control and shall be deemed to supercede the provisions of these Terms of Use.

Notwithstanding anything set forth in these Terms of Use, either Here or you may apply to any court of competent jurisdiction for injunctive relief without breach of the mandatory arbitration provisions set forth above.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE A RIGHT TO LITIGATE CLAIMS THROUGH A COURT BEFORE A JUDGE, BUT WILL NOT HAVE THAT RIGHT IF ANY PARTY ELECTS ARBITRATION PURSUANT TO THIS ARBITRATION PROVISION. THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THEIR RIGHTS TO LITIGATE SUCH CLAIMS IN A COURT UPON ELECTION OF ARBITRATION BY ANY PARTY. THE PARTIES HERETO WAIVE A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AGREEMENT, THE SHARES OR ANY OTHER AGREEMENTS RELATED THERETO. THIS WAIVER OF THE RIGHT TO A JURY TRIAL DOES NOT APPLY TO ANY CLAIMS MADE UNDER THE FEDERAL SECURITIES LAWS.

Indemnity

You agree to indemnify and hold the Company, its subsidiaries and affiliates, and each of their directors, officers, agents, contractors, members, managers, partners and employees, harmless from and against any loss, liability, claim, demand, damages, costs and expenses, including reasonable

attorney's fees, arising out of or in connection with your User Content, any Third Party Content you post or share on or through the Site, your use of the Service or the Site, your [...] with the Service or the Site or with other Users of the Service or the Site or [...] Terms of Use or of any law or the rights of any third party. The previous sentence shall not apply to any extent to Users while acting as an investor or while registering as an investor in connection with their (i) posting of User Content or (ii) use of the Site or Service.

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Other

The failure of the Company to exercise or enforce any right or provision of these Terms of Use shall not constitute a waiver of such right or provision in that or any other instance. If any provision of these Terms of Use is held invalid, the remainder of these Terms of Use shall continue in full force and effect. If any provision of these Terms of Use shall be deemed unlawful, void or for any reason unenforceable, then that provision shall be deemed severable from these Terms of Use and shall not affect the validity and enforceability of any remaining provisions.

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ABOUT BLOG FAQ REFER-A-FRIEND

CAREERS TERMS PRIVACY LEGAL

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND

EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE [...] THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE**.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

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PRIVACY POLICY

DATED: MARCH 2021

Your privacy is very important to us. Here Wealth LLC, located at 1111 Brickell Ave 10th Floor, Miami, FL 33131 (together with its subsidiaries and other affiliated entities, "**Here**") is committed to maintaining your privacy. This privacy policy is intended to inform you of:

- The types of information we collect
- How we use information we collect
- How we share information we collect
- How we safeguard information we collect
- Other important privacy information

This policy applies to you whenever you access or use any domains or subdomains of our website at http://www.here.co (the "**Website**"), or when you access, use or download any products, services, features, content, widgets, materials or other tools offered by Here (collectively, "**Services**"). This policy does not govern information you choose to exchange directly with other users of the Website, including communications or transactions with other users via the secondary market bulletin board, as we have no direct control over the collection or use of this information. Please use appropriate precautions in sharing your information with these users. Also please note that your relationship with Here is also governed by our Terms of Use and the transaction documents that you may enter into in connection with making an investment through our Website. You are encouraged to carefully review these documents.

1. Types of Information We Collect

To provide our Services, and facilitate exchanges between users of the Website, we obtain personal information directly from you and obtain information about you indirectly through electronic communications and third parties.

User Supplied Membership Information: Depending on the Services you seek to access we may require that you provide us with some or all of the following types of personal information:

- Name
- Phone Number
- Financial Information
- Accreditation Status
- Payment Information
- Address
- Entity Information

- Joint Owner Information
- Employment
- Investment Experience
- Email
- SSN (or equivalent)
- Date of Birth
- Citizenship
- Investment Suitability Information

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Our membership registration process, surveys and questionnaires may request that you provide other information that you may, at your option, choose to provide or withhold. Any such information provided will be subject to this policy.

Verification Information: If required to help us verify your identity, you may provide us a copy of your driver's license, passport or other government issued ID. If required to help us verify your residence, you may provide us with a utility bill, lease or other proof of residence. You may also provide us other verification documents, such as bank statements reflecting the source of funds, to meet U.S. Bank Secrecy Act or anti-money laundering, US Treasury department rules or regulations or other legal requirements. If you seek to invest through an entity, you may provide us with documentation relating to the entity's jurisdiction of formation, legal status and ownership. By providing the verification information and documents mentioned above, you also provide us information within those records, which may include characteristics of protected classifications like your sex, age, national origin, and citizenship.

Banking Information: In order to make an investment in securities offered through our Website, you must provide us and/or our financial partners with certain account and other payment information, such as information needed to make payment via ACH, wire, electronic checks, cryptocurrency, foreign currency or any other payment method accepted by us at such time. Our membership registration and buyflow process provides additional details on the types of payment information needed. For members who link or verify bank accounts over our platform, we may use services provided by Plaid Inc. ("Plaid") to gather your data from financial institutions. By using those features of our Services, you grant us and Plaid the right, power, and authority to act on your behalf to access and transmit your personal and financial information from the relevant financial institution. You further agree to your personal and financial information being transferred, stored, and processed by Plaid in accordance with the Plaid Policy.

Automatically or Passively Collected Information: In addition to information you directly provide, we automatically or passively collect information when you access or use our services, we collect your IP address, device identifiers, click path, use of our Website and other electronic data. We may also record page views (hit counts) and other general statistical and tracking information, which will be aggregated with that of other users in order to understand how our Website is being used, and for security and monitoring purposes. In order to determine whether your computer is supported by our system, we may collect additional technical information, including your operating system and browser, as well as the presence of any software that our Website may require to operate with your computer, or other third party software on your computer.

A "cookie" is a small amount of data, often including an anonymous unique identifier, which is sent to your browser from a website's computers and stored on your computer's hard drive. Cookies can be used to provide you with a tailored user experience and to make it easier for you to use a website upon a future visit. We may include cookies on our Website and use them to recognize you when you return to our Website. You may set your browser so that it does not accept cookies. Cookies must be enabled

on your web browser, however, if you wish to access certain personalized features of our Services. By using the Website, you consent to this use.

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We may also use so-called "pixel tags" – small graphic images (also know as "web beacons" or "single-pixel GIFS") – to tell us what parts of our website have been visited or to measure the effectiveness of searches customers perform on our Site. Pixel tags also enable us to send email messages in a format customers can read, and they inform us whether emails have been opened, to help ensure that our messages are of interest to our users. You can 'opt-out' of receiving these types of communications from us by following the directions provided elsewhere in this policy.

Some web browsers transmit "do-not-track" signals to websites. At this time, our Services are not designed to respond to these signals or similar mechanisms from browsers.

We may send email messages that use a "click-through URL" linked to content on our Website. When you click one of these URLs, you pass through our web server before arriving at the destination web page. We track this click-through data to help determine interest in particular topics and measure the effectiveness of our communications. If you prefer not to be tracked, simply do not click text or graphic links in the email, or notify us at team@here.co.

Information Related to Your use of the Services: We collect certain information about you when you visit the Website and interact with any of our Services. We collect information about when you use Services, the pages within the Website you visit, the links you click on, the type, size and names of files you upload or download, and the search terms you use. If you invite others to use the Website, we retain information about your referral.

We collect information in connection with the transactions you become a party to through our Services, including your participation in primary offerings via the Website and secondary purchase and sale transactions through the secondary market bulletin board. Transaction data includes, without limitation, the terms on which you purchase or sell securities and information relating to price, size, volume, class of securities, offers, acceptances, transfer restrictions, and any derivative data related thereto.

Third-Party Information: We collect information about you from third-party sources with which we maintain various commercial relationships. We utilize a third-party identity verification service provider to help us confirm your identity, prevent fraud, money-laundering and other illegal activity, and to satisfy legal requirements relating to the Services. We also receive information about you and your activities from third-party service providers, such as Google, LinkedIn and other advertising, social media and market research partners who provide us with information about you, and/or your engagement with and interest in our Services. We may also receive information about you from our third-party marketing partners, under referral programs, IRA service providers, partnership agreements and/or under joint marketing arrangements.

2. How We Use Information We Collect

We may use your information for the following commercial purposes.

- Administer, operate, facilitate and manage your relationship with Here and deliver the Services.
- Facilitate our business operations, including fulfilling our legal and regulatory requirements such as identity verification, validation, anti-money laundering and "Know Your Customer" protocols.
- Determining your eligibility to invest.
- To enable you to subscribe for securities, make and receive payments and execute transactions.
- To satisfy our record keeping and transfer agency obligations under applicable laws, rules and regulations.

- To communicate with you about the Services and target our marketing, advertising and sales efforts to enhance your user experience and increase engagement. T alert you to new Services, offerings, features, content and promotion
- Provide you with information about our current Services, including onboarding materials, the availability and terms of new investment opportunities, reminders, information about your previous investments.
- To verify your identity, accounts and activity, to monitor suspicious or fraudulent activity, and to identify violations of Service policies. We also use your information to debug, identify and correct errors;
- On a de-identified, aggregated basis, for research and development activities, including to analyze how you use the Services to help us understand usage patterns and know if there are problems with the Services or areas ripe for improvement;
- Contact you or, if applicable, your designated representative(s) by post, telephone, text message, electronic mail, facsimile, etc., in connection with your relationship with Here, including with information and updates about our Services.

In addition, if we are involved in a merger, acquisition, financing due diligence, reorganization, bankruptcy, creation of a trust or other affiliated entity, receivership or sale of Here's assets, or other corporate transaction affecting Here, your information may be shared, transferred or sold under a duty of confidentiality as part of a transaction as permitted by law or by contract. By using the Services, you consent to receiving calls and messages, including auto-dialed and pre-recorded message calls, and SMS messages (including text messages) from us, at any telephone numbers that you have provided or may provide in the future (including any cellular telephone numbers). Your cellular or mobile telephone provider will charge you according to the type of plan you carry. You can "opt-out" of receiving these types of communications from us by following the directions provided elsewhere in this policy. If your relationship with Here ends, we will continue to treat your personal information, to the extent we retain it, as described in this policy.

3. How We Share Information We Collect

We do not share personal data with third parties for their direct marketing or similar purposes without your consent. We also do not offer financial incentives, preferential service agreements, or any other differences in our prices or Services in exchange for your data.

The manner in which partners, service providers and others with whom we share and/or disclose your information is governed by the policies of such parties, and we shall have no liability or responsibility for the privacy practices or other actions of any such parties. Generally, you can easily recognize when one of our partners is associated with a service. However, certain parties may provide services anonymously, and, in this case, we will only share information that is directly related to the applicable service(s). This may include the incorporation of your personal information into databases maintained to validate information for identity verification, including verification for anti-money laundering and "Know Your Customer" protocols.

The primary situations in which we share your data are as follows:

Partnering Arrangements: We employ other companies to perform functions on our behalf, such as a broker dealer that underwrites and solicits investment in our offerings, service providers that assist in the administration of our Website and our advertising and marketing efforts, identity verification services such as Onfido, data analytics companies that help us target our offerings, IRA services providers, such as Alto IRA and payment providers such as Dwolla, Plaid and Synapse. We may need to share your information with these companies.

Potential Business Combination: We may also transfer your personal information to a third party as a result of a business combination, merger, asset sale, reorganization or similar transaction or to

governmental authorities when we reasonably believe it is required by law or appropriate to respond to legal process. We will also share your information with third-party compani GET EARLY ACCESS individuals if we have a good faith belief that access, use, preservation or d information is reasonably necessary to detect or protect against fraud or security issues, enforce our terms of use, meet any enforceable government request, defend against legal claims or protect against harm our legal rights or safety. In any such event, and to the extent legally permitted, we will notify you and, if there are material changes in relation to the processing of your Personal Information, give you an opportunity to consent to such changes. Any third party with whom we share your data with will be required to provide the same or equal protection of such data as stated in our policy.

Service Providers: To operate the Services we share information about you as needed with our service providers, including financial institutions, broker-dealer(s), accountants, auditors, lawyers, payment processors, information technology consultants, advisors and our affiliates. We only share information to the extent it is required to fulfill our obligations to you and to regulators and to operate the Website and the Services.

Affiliates: We do routinely share information with companies closely related to us – our "Affiliates" – for certain purposes under this policy. By "Affiliate," we mean an entity that controls, is controlled by, or is under common control with Here, whether the control results from equity ownership, contract, overlapping management or otherwise. In this context, "control" means the ability to replace the officers or directors or otherwise materially influence or control management decisions. Our Affiliates will be entitled to enjoy our rights under this policy and we will be responsible for our Affiliate's conduct under this policy.

Regulators: We may share information about you with US, state or international regulators or FINRA where we believe doing so is required or appropriate to comply with any laws, regulations or other legal processes or law enforcement requests, such as court orders or subpoenas.

Third-Party Sites: The Website may contain links to third-party websites and may redirect you to third-party websites. These sites include, among others, service providers who have a relationship with Here. Third-party websites are not under our control, and we are not responsible for any third-party websites, or the accuracy, sufficiency, correctness, reliability, veracity, completeness, or timeliness of their information, links, changes, or updates. The inclusion or access to these websites does not imply an endorsement by Here, or of the provider of such content or services, or of any third party website. Please be aware that when you enter a third-party website, any information you provide, including financial information, is subject to the terms of use and privacy policy of that website.

4. How We Safeguard Your Personal Information

Security Systems and Processes: We have put in place security systems designed to prevent unauthorized access to or disclosure of Personally Identifiable Information, and we take all reasonable steps to secure and safeguard this Information, including:

- Our Website's password-protected section requires users to give us unique identifiers such as their user ID and password and authenticate themselves prior to accessing the Services;
- We use industry standard encryption technology for any information we store;
- Here employees are required to acknowledge that they understand and will abide by this policy with respect to the confidentiality of Personal Information;
- Where applicable, companies that we do business with agree to abide by this policy and apply similar safeguards to Personal Information;
- We provide access to our databases containing Personal Information on a need-to-know basis only; and
- We use automated tools to monitor network traffic to identify unauthorized attempts to upload information, change information, or otherwise seek to "hack into" our systems.

Our security systems are therefore structured to deter and prevent hackers and others from accessing information you provide to us. Please understand, though, that this informa GET EARLY ACCESS construed as a warranty that our security systems are fail proof. Due to the communications and evolving technologies, we cannot provide and we also disclaim assurance that the information you provide us will remain free from loss, misuse, or alteration by third parties who, despite our efforts, obtain unauthorized access.

Credit Card Security: Here will safeguard the confidentiality and security of the information we obtain from you. This notice describes our policy as it relates to the collection, protection and disclosure of such information resulting from credit card transactions only. Here will collect and use information obtained from credit card transactions only for business purposes. The credit card information provided by you to Here will be stored in a confidential manner. Our employees may access such information only when there is an appropriate business reason to do so, such as when a refund must be issued back to the credit card. We maintain physical, electronic and procedural safeguards to protect your information, and our employees are required to follow these privacy standards. Transmission of information, including any payment information, is encrypted and protected using TLS/SSL technology. Here does not disclose any nonpublic information (such as credit card number and their expiration dates), except as required by law. We disclose information only when it is necessary for the conduct of government business, or under circumstances where disclosure is required by law. Information may also be disclosed for audit purposes, to regulatory agencies or for other general administrative services.

5. Other Important Privacy Information

Opting Out of Communications: If you wish to stop receiving marketing or promotional communications or to opt-out of the use of your information for the purposes described in this policy, please follow the opt-out instructions, such as clicking "Unsubscribe" (or similar opt-out language), in those communications. You can also contact us at team@here.co to opt-out. Despite your indicated email preferences, we may send you service-related communications, including notices of any updates to our terms of service or this policy. Please understand that you will not be allowed to opt-out of certain communications required to comply with applicable laws, rules, and regulations or other legal and related notices concerning your relationship to the Website.

Changing or Deleting Information: All users may review, update, correct or delete the Personal Information furnished by a user by contacting us at team@here.co or, in certain cases, by accessing your member account. If you request, we will take reasonable steps to remove your name and other personal information from our databases. Please understand, however, that:

- it may be impossible to remove this information completely, due to IRS and regulatory reporting requirements, investments on the platform and the rights thereof, and data backups and records of deletions;
- if you request deletion of your information, you will be unable to use certain features of the Website and any associated Services; and
- certain Personal Information may remain in our databases following the deletion of your account pursuant to our data retention policy.

Data Retention: We retain information we collect for as long as you use the Services (including your ownership of securities in Here entities) or as necessary to fulfill the purposes for which it was collected, provide our Services, resolve disputes, establish legal defenses, enforce our agreements and comply with applicable laws. We may retain information that is otherwise deleted in anonymized and aggregated form, in archived or backup copies as required pursuant to records retention obligations or otherwise as required by law. We may retain an archived copy of your records as required by law or for legitimate business purposes.

Lost or Stolen Information: You must promptly notify us if you become aware that any information provided by or submitted to the Website is lost, stolen or used without perm

Download or Access Personal Information: You can ask us for a copy of your Personal Information, including a copy in machine-readable form, by emailing us at team@here.co.

Children and Teens: Due to federal law (as reflected in the Children's Online Privacy Protection Act), WE DO NOT ALLOW INDIVIDUALS WHO WE KNOW ARE UNDER 18 TO PARTICIPATE IN OUR WEBSITE OR SERVICES. YOU MUST BE AT LEAST 18 YEARS OLD TO USE OUR WEBSITE AND SERVICES. Please understand that we cannot necessarily tell if a user is providing us with his or her true age. If a parent or guardian becomes aware that his or her child has provided us with information without their consent, he or she should contact us at team@here.co. We will delete such information from our files within a reasonable time.

Changes to this Policy: Each time you visit our Website or use our Services, the current version of this privacy policy will apply. When you use our Website, you should check the date of the last update to the policy (which appears at the top of the policy) and review any changes since the last version. Our business changes frequently and this policy is subject to change from time to time. Unless stated otherwise, our current policy applies to all information that we have about you. We may require you to affirmatively assent to a revised version of this policy as a condition of continuing to use the Website or our Services.

Further Resources: If you wish further information concerning privacy policies in general, and concerning online social networking and safety, you should visit the FTC's website.

We Operate in the United States: Here is based in the United States. The Services are controlled and operated by us from the United States and are not intended to subject us to the laws or jurisdiction of any state, country or territory other than that of the United States. Your personal information may be stored and processed in any country where we have facilities or in which we engage service providers, and by using the Services, you consent to the transfer of information to countries outside of your country of residence, including the United States, which may have data protection rules that are different from those of your country. In certain circumstances, courts, law enforcement agencies, regulatory agencies or security authorities in those other countries may be entitled to access your personal information.

European Economic Area Residents: If you are an individual residing in the European Economic Area ("EEA"), we collect and process information about you only where we have legal bases for doing so under applicable EU laws, including the General Data Protection Regulation ("GDPR"). The legal bases depend on the Services you use and how you use them. This means we collect and use your information only where:

- We need it to provide you the Services, including to operate the Services, perform a contract with you, take necessary steps prior to performing a contract or at your request, provide customer support, and to protect the safety and security of the Services;
- It satisfies a legitimate interest (which is not overridden by your data protection interests), such as for research and development, to market and promote the Services, to personalize services you receive, and to protect our legal rights and interests;

You give us consent to do so for a specific purpose; or we need to process your data to comply with a legal requirement. If you have consented to our use of information about you for a specific purpose, you may change your mind at any time, but this will not affect any processing that has already taken place. Where we are using your information because we or a third party (e.g. your employer) have a legitimate interest to do so, you may object to that use though, in some cases, this may mean no longer using the Services. To do so, please email us at team@here.co.

In the event of a data breach, we will endeavor to notify you within 72 hours of detection of a breach that we conclude poses significant risks to your rights and freedoms under [illegible] GET EARLY ACCESS [illegible] complaint with a supervisor authority in the EEA member state in w[illegible]

California Residents: Pursuant to Section 1798.83 of the California Civil Code, residents of California have the right to request from a business with which the California resident has an established business relationship what types of personal information if any, the business shares with third parties for direct marketing purposes by such third parties and the identities of the third parties with whom the business has shared such information in the immediately preceding calendar year. To access this information, please contact us by email at team@here.io.

Vermont Residents: We do not share nonpublic personal financial information we collect about Vermont residents to non-affiliated third parties except for our everyday business purposes or as otherwise permitted by law. If you wish to revoke any authorization to share your nonpublic personal financial information, please contact us for assistance at team@here.co, though we will no longer be able to provide you Services or access to the Website.

Contact Us: If you have any questions about this policy, the practices of this Website, or your dealings with this Website, please contact us by e-mail as follows: team@here.co You may also contact us by mail at: Here Wealth LLC, 1111 Brickell Ave 10th Floor, Miami, FL 33131

EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT O
MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

LEGAL NOTICE

DATED: MARCH 2021

This site is operated by Here Wealth LLC (the "Company"), which is not a registered broker-dealer. The Company does not give investment advice, endorsement, analysis, or recommendations with respect to any securities. All securities posted here are being offered by, and all information included on this site is the responsibility of, the applicable issuer of such securities. The Company has not taken steps to verify the adequacy, accuracy, or completeness of the information. Neither the Company, its affiliates nor any of their respective officers, directors, agents, and employees makes any warranty, express or implied, of any kind related to the adequacy, accuracy, or completeness of any information on this site or the use of information on this site. By accessing this site and any pages thereof, you agree to be bound by the Terms & Conditions, Privacy Policy, and general risk factors.

Potential investors should not rely on any forward-looking statements regarding this investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the Offering Materials for detailed information.

The information contained in this document, presentation and other marketing materials related to this project (the "Information") is presented for illustrative and educational purposes only. It is not presented nor should it be treated as real estate advice, legal advice, investment advice, or tax advice. We advise all parties to do their own research and obtain independent financial, legal, and professional advice before marking any investment and business decisions. Your personal individual financial circumstances must be taken into account before you make any investment decision.

Here Wealth LLC ("Here"), its directors, officers, presenters, affiliates, distributors, promoters, and employees cannot and do not guarantee investment results, whether based on this information or otherwise. The information supplies are always subject to alteration without notice. Here and its directors, officers, presenters, affiliates, distributors, promoters, and employees may hold shares and/or obtain fees and/or other benefits from the projects and/or companies described and promoted in the information. To the extent permitted by law, Here gives no warranty and makes no representation as to the accuracy of any description, illustration, rendering, photograph, or statement relating to any of the content in this document, and accept no liability for any loss which may be suffered by any person who relies either wholly on or in part upon the information presented in this document and the information. Here disclaims all liability for all decisions made based on this webpage.

The site plans, photos, and renderings that are contained in the Information are illustrative and conceptual only, and are always subject to change without notice and cannot be relied on. All parties must only rely upon the contents of any legal agreements, formal disclosure, statements, and their

own research and inquiries in relation to any property or investment to be acquired and/or legal contracts entered into.

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Representatives presenting the opportunity either have an ownership stake or solely represent the interests of the owner in any opportunity presented. In no way does anyone involved with this opportunity represent the buyer, and there shall not exist any agency relationship, either explicit or implied, both now and in the future. The buyer shall have the right to representation by an agent and a broker becomes the buyer's agent by agreeing to represent the buyer, usually through a written representation agreement. The buyer agrees to be solely responsible for compensating their agent.

The offering materials to be reviewed by investors (collectively, the "Offering Materials") include (i) the Summary of Terms, including the risk factors discussed therein, (ii) the Governing Documents, as defined in the Summary of Terms, and (iii) the information on the Here web pages relating to the offering, as amended through the date of the closing of the offering. The information on the web pages is supplemental information and is qualified in its entirety by reference to the Summary of Terms and the Governing Documents, which must be accessed and reviewed on the "Offering Documents" button on each detailed property page.

Prospective investors should carefully read the Offering Materials before investing and should consult their own legal, tax, and investment advisors. Neither Here nor any of its affiliates are serving as your fiduciary or advisor with respect to any investment

This message does not constitute an offer to sell or a solicitation of an offer to buy any security, which can only be made through the official offering materials that contain important information about the investment and attendant risks. Any information contained herein has been obtained from we believe are reliable, but we make no representations or warranties as to the accuracy of such information and accept no liability therefore.

In all instances, targeted, estimated or projected amounts are not predictions or projections that the results will be achieved nor predictions or projections of the performance of any investment, and are expressly subject to all of the assumptions and the risk factors disclosed in the Offering Materials. This investment has a high degree of risk, and there can be no assurances that all or any of the assumptions will be true or that the investment's performance will bear any resemblance to these hypothetical illustrations.

CONTACT HOW IT WORKS COMPARE

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CAREERS TERMS PRIVACY LEGAL

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY

SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURIT[illegible] COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

HOW IT WORKS COMPARE ABOUT FAQ BLOG

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here

HOW IT WORKS COMPARE ABOUT FAQ BLOG

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Average Monthly Rental Revenue

Investors simply **earn** more with Here.

Vacation rentals generate up to **160%** more revenue on average than traditional long term rentals


5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Traditional Rentals
Vacation Rentals

Calculation based on 2021 nationwide Zillow rental zestimate data & AirDNA vacation rental research

Here Benefits

💰 High-Yield

Our properties are located in stable high appreciation and high cash-flowing vacation markets that deliver a strong long-term return.

🏌 Fully Passive

Here includes professional in-house property management, so you are freed from time-consuming tasks and decisions.

🏠 Fractional Ownership

Shares are offered in select vacation rentals with a low $100 minimum investment, this results in a lower barrier to entry & lower cost of diversification.

🔑 Economic Rights

With Here you'll receive economic rights in the underlying property, including potential net rental income, tax benefits, and appreciation.

🤝 Alignment

We retain a minimum ownership interest of at least 1% in each property. In short, we partner directly with you so you can invest with confidence.

⚡ Liquidity

Liquidity options become available such as the ability to sell your property shares to other Here members.

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Frequently Asked Questions

How does Here select its markets?

Here identifies markets that it believes exhibit attractive attributes for vacation rental investment. Considerations include population growth, visitor growth, business climate, demographics, vacation rental yields, rent growth, and inventory.

How are Here properties identified?

Here's data engine analyzes real estate, demographic and economic data from across the nation and aims to identify markets with the best outlooks for gross rental yield. A few of the data points include:

- Availability of entry-level homes for sale
- Healthy economies with visitor growth
- Household growth
- Rental growth
- Home price appreciation
- Population growth

How are guests screened for Here properties?

We screen each guest based on the intention of travel, as well as the number of requested guests per stay. We limit each stay to a maximum of two guests per bedroom to eliminate the chance for parties or destruction of property.

Does Here own these properties?

Title for the homes is held in a series LLC by Here and is administered by Here on behalf of investors. This structure enables Here or its affiliates to perform operational duties such as professional in-house property and asset management while allowing investors to maintain an economic interest in the underlying home.

What is the condition of each property?

Every home is either new construction or renovated to a standard intended to enhance gross rental income. Before they are made available to investors, homes have been renovated with upgrades such as smart home features, new paint, flooring, appliances, etc. Critical systems (such as roof) are inspected and repaired or replaced as needed.

How is the value of each property determined?

Estimates are based upon a combination of third-party automated valuation models and in-house underwriting to establish a range for the potential resale value of a specific GET EARLY ACCESS valuation models use algorithms to review all of the properties sold within a subject property to pinpoint a potential sales price of properties with similar specifications. The valuations team takes into account the renovated condition of the home as it compares to comparable sales in similar areas/neighborhoods to determine a more subjective analysis of each property.

Since Arrive has acquired and renovated/upgraded (in many cases) the properties, sites such as Zillow may or may not have estimates that most accurately reflect the actual home condition. General renovation guidelines for the homes are new paint, flooring in new or good condition, updated appliances, and specific attention to the major systems, such as roofs and HVACs, where preventative maintenance or replacement is completed if necessary.

Is the property re-valued, and if so, how often?

Yes, Here intends to perform property valuation annually.

Have a question about Here?

VISIT FAQ

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ABOUT BLOG FAQ REFER-A-FRIEND

CAREERS TERMS PRIVACY LEGAL

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), W... REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL

ADVICE BEFORE MAKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

here HOW IT WORKS COMPARE ABOUT FAQ BLOG GET EARLY ACCESS

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OUR MISSION

We're on a mission to make it easy for anyone to invest in vacation rentals.



OUR STORY

It all started in 2015 when our founder Corey moved into his first Brooklyn apartment and decided to list his place on the popular vacation rental website Airbnb. He enjoyed hosting guests from all over the world, however managing the day-to-day of a vacation rental was arduous.

While working full time, Corey struggled with daily tasks such as managing guest inquiries, coordinating cleanings, and making sure he was earning the most out of his ... employee. The ongoing responsibilities of running an Airbnb were daunting, ... decided to remove his listing from Airbnb.

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Fast forward five years to 2020 and a lightbulb flickered in Corey's head one evening. Over the next few hours, he asked himself a series of questions.

- What if I could own a vacation rental and earn income without *actually* managing it?
- Who would manage the day-to-day?
- Who would make it look cool and attractive to entice guests?
- Who would handle guest interactions?
- Could I share ownership of the vacation rental with friends or family?

That seed of an idea grew into a company named Here. Since that lightbulb moment in 2020, we've grown to be obsessed with the idea of making it easy for anyone to invest in vacation rentals.

WORK WITH US

We're on a mission to challenge the status quo in real estate. Become an early team member at Here and join a fast-growing mission-driven company.

JOIN HERE

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ABOUT BLOG FAQ REFER A FRIEND

CAREERS TERMS PRIVACY LEGAL

ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES. COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION," "SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

HOW IT WORKS COMPARE ABOUT FAQ BLOG GET EARLY ACCESS

Frequently Asked Questions

Who is Here for?

Here is a full-service platform for busy professionals to invest and own fractional ownership of vacation rental properties. We lower the cost-of-entry and minimize the time commitment for real estate investing. Here is engineered to help first-time investors easily understand different opportunities and help existing investors quickly enter new markets.

What am I buying?

A Here investor owns an interest in a series of the Here LLC and is eligible to receive annual cash distributions of the property's net rental income and potential tax benefits normally associated with direct property ownership, such as depreciation and expense write-off.

Do I need to be an accredited investor to use Here?

No. Here is the modern real estate investment platform built for everyone.

How does Here make diversification easier?

Here enables investments in properties starting at $10 per share (10 share minimum). Not only will this make rental investing accessible to a much larger audience, but it also enables investment diversification across multiple properties for far less capital than what is traditionally possible.

What is the minimum investment on Here?

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The current minimum investment for any given Here property is $100.

Do I need to be involved in any aspect of property management?

This is a fully managed investment intended to require no investor involvement in asset or property management. Here partners with top-rated local third-party property managers to handle the day-to-day management activities.

OUR PROCESS

How does the Here process work?

Investors select a Here property and acquire fractional interests that represent an indirect ownership interest in that property. The investment is designed to deliver passive income without management responsibilities.

Once Here accepts your investment and your funds are transferred, you will be entitled to receive annual distributions of pro-rata net rental income (rents minus fees, expenses, and additional reserve allocations) generated by the property, plus potential tax benefits normally associated with direct property ownership, such as appreciation, depreciation and expense write-offs. Here handles operational responsibilities.

How will rental income be distributed to investors?

Dividend distributions will be deposited directly to your Here account. We distribute dividends quarterly on or before 15th day of the start of a new quarter.

On each payment date, an investor will receive their share of rental income after deducting principal and interest payments for the mortgage, property management fees, property taxes, insurance costs, repair costs, HOA fees, reserve fees (stored for larger expenses), and any other costs and expenses based on the investor's percentage ownership.

There may be periods where there is no distribution available if the cash needed to fund costs is greater than the rental income. There may also be periods when additional ... investors to fund costs related to the property. Investors are expected to pr... based on their percentage ownership. If additional capital is not provided for, investors may have their ownership amounts lowered or removed from ownership.

When and how can I sell my shares?

After 180 days, investors have the chance to sell their shares, subject to liquidity and compliance with the transfer restrictions described in our Operating Agreement or Offering Circular, investors may exit by selling their interests to other investors. Investors may indicate their desire to exit an interest, including their desired exit price, by contacting Here support. Transfer fees may apply and would be disclosed before finalizing any potential exit request.

HERE PROPERTIES

How does Here select its markets?

Here identifies markets that it believes exhibit attractive attributes for vacation rental investment. Considerations include population growth, visitor growth, business climate, demographics, vacation rental yields, rent growth, and inventory.

How are Here properties identified?

Here's data engine analyzes real estate, demographic and economic data from across the nation and aims to identify markets with the best outlooks for gross rental yield. A few of the data points include:

- Availability of entry-level homes for sale
- Healthy economies with visitor growth
- Household growth
- Rental growth
- Home price appreciation
- Population growth

How are guests screened for Here properties?

We screen each guest based on the intention of travel, as well as the number of requested guests per stay. We limit each stay to a maximum of two guests per bedroom to eliminate the chance for parties or destruction of property.

Does Here own each property?

Title for the homes is held in a series LLC by Here and is administered by Here on behalf of investors. This structure enables Here or its affiliates to perform operational duties such as professional in-house property and asset management while allowing investors to maintain an economic interest in the underlying home.

What is the condition of Here properties?

Every home is either new construction or renovated to a standard intended to enhance gross rental income. Before they are made available to investors, homes have been renovated with upgrades such as smart home features, new paint, flooring, appliances, etc. Critical systems (such as roof) are inspected and repaired or replaced as needed.

How is the value of each property determined?

Estimates are based upon a combination of third party automated valuation models and in house underwriting to establish a range for the potential resale value of a specific property. The automated valuation models use algorithms to review all of the properties sold within a specific distance of the subject property to pinpoint a potential sales price of properties with similar specifications. The valuations team takes into account the renovated condition of the home as it compares to comparable sales in similar areas/neighborhoods to determine a more subjective analysis of each property.

Since Here has acquired and renovated/upgraded (in many cases) the properties, sites such as Zillow may or may not have estimates that most accurately reflect the actual home condition. General renovation guidelines for the homes are new paint, flooring in new or good condition, updated appliances, and specific attention to the major systems, such as roofs and HVACs, where preventative maintenance or replacement is completed if necessary.

Is the property re-valued, and if so, how often?

Yes, Here intends to perform 3rd party property appraisal annually.

WHAT TO KNOW BEFORE YOU INVEST

What documents will I need to provide?

Investors select an Here property and acquire fractional interests that represent an indirect ownership interest in that property. The investment is designed to deliver passive income without management responsibilities.

Once Here accepts your investment and your funds are transferred, you will be entitled to receive annual distributions of pro-rata net rental income (rents minus fees, expenses, and additional reserve allocations) generated by the property, plus potential tax benefits normally associated with direct property ownership, such as appreciation, depreciation and expense write-offs. Here handles operational responsibilities.

How does Here make money?

1. Here collects a sourcing fee based on the total value of the property offered on the platform. This fee covers services such as property acquisition, financing costs, buyer aggregation, underwriting, legal, and compliance costs.
2. Here collects an asset management fee annually based on the total asset value of each property on the platform. This fee covers services such as asset management, automated dividend distributions, and investor relations.

ADDITIONAL INVESTMENT DETAILS

When will I receive distributions?

Dividend distributions will be deposited directly to your Here account. You will receive your dividends quarterly on or before 15th day of the start of a new quarter.

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What documents will I receive as an investor?

We intend to provide you with transaction documents, distribution reports, property and asset management updates, and tax documents (Schedule K-1).

How will I be updated on the performance of my investment?

Here sends reports on the performance of your holdings on a annual basis.

PROPERTY MANAGEMENT

Who manages the property?

Here professionally manages its properties using its wholly-owned property management company, Here PM LLC.

With Here making all management decisions for me, how do I know it has my best interest in mind?

Here maintains a minimum 1% ownership of each property over it's individual holding period. As a result, Here has a vested interest in the financial success of each property and is aligned with other investors in the property.

What are my responsibilities?

This is a fully managed investment and is intended to require no investor involvement in ongoing operations.

TAX BENEFITS & IMPLICATIONS

Can I take advantage of depreciation?

An Here property is expected to be eligible for investors to take advantage of the same depreciation benefits as traditional owners of rental property. In short, we expect that deductions can be claimed to the extent of an investor's passive activity income, from the property and other passive activity investments. We intend to provide investors with year-end summary information that may be incorporated into tax returns.

Do Here properties qualify for a 1031 exchange?

Investors who purchase all interests in a property at the initial offering may elect for their interests to be eligible for Section 1031, "like-kind exchange" of tax benefits. Any such interests will have additional rights and restrictions that differ from non-like eligible interests. Please refer to the Summary of Terms for further details.

No fractional investments are eligible for "like-kind exchange" treatment. Prospective investors should consult their own tax and investment advisors to determine whether an investment is right for them.

LIABILITY & PROTECTIONS

What are the potential risks?

Investments on Here are subject to risk. Risks include, but are not limited to general economic conditions, illiquidity, complete loss of invested capital, subject to interpretation by the courts, and risks beyond issuers control. There can be no assurance that investment objectives will be met.

What if something happens to the home, such as a natural disaster or tenant legal issue?

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By purchasing a series interest, an investor will be deemed to consent to the property manager obtaining insurance on the property. The premiums for insurance coverage will be deducted from annual distributions.

Insurance policies will cover property peril and potential damage resulting from fire & lightning, explosion, aircraft & vehicles, vandalism & malicious mischief, glass breakage, falling objects, theft, and smoke. The coverage will not cover potential items typically not covered by property insurance such as damage resulting from mold, power failure, neglect, seepage and/ or pollution, freezing, earthquake, government action or other damage typically not covered by property insurance. Insurance policies will also cover general liability. Any amounts the insurer doesn't cover (e.g., deductibles up to $2,500 per event, although a higher deductible may be required by an insurance provider in some circumstances) will be deducted from the reserve or additional indebtedness may be taken.

As a co-owner / co-landlord, will I be personally liable for anything?

You are protected, Standard property insurance for your rental property will cover the most important liability-related aspects:

1. General liability coverage is directed toward any lawsuits that may arise in connection with personal injuries or property damage associated with your business.
2. Professional liability coverage protects your business from any professional mistakes you make as the business owner.

The LLC for this investment property also protects you and your personal assets. If a tenant (guest) fell down the stairs and sued, only the LLC would be held liable but your personal assets would be protected. We'll do our job to make sure the tenant and property are taken care of so cases like these don't happen.

Additional questions?

CONTACT SUPPORT

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CONTACT HOW IT WORKS COMPARE

ABOUT BLOG FAQ REFER-A-FRIEND

CAREERS TERMS PRIVACY LEGAL

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING ST
THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION
CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

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THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

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POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

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What's the Difference Between Passive vs. Active Investing?

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OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION," "SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Jan 7

What's the Difference Between Passive vs. Active Investing?



It's important to understand the differences between passive and active investing to build a strong investment portfolio. Both are widely used finance tools used to create financial freedom, but key points can make one more attractive than the other.

Passive vs. Active Investing

There has been an ongoing debate for quite some time among wealth managers, passive vs. active investing: which is better?

To understand which one might be better for you, you'll need to know the strengths and weaknesses of each option. It may be that one is better for you at a certain time in your life or even a blend of the two.

Each circumstance is unique, and there is no one route that is perfect for everyone.

Passive Investing

Passive investing takes a long-term approach that doesn't require a lot of management. The idea is to buy-and-hold for a long period of time without paying much attention to the ups and downs that naturally occur in the market.

A passive investment strategy usually involves purchasing shares of an index fund or ETFs that are geared towards matching the performance of major market indexes, like the NASDAQ Composite or S&P 500. You can purchase these shares with any brokerage account or one of the many online platforms using robo-advisors.

Due to the set-it-and-forget-it nature of passive investing, there are a lot fewer transactions and therefore lower fees. This makes it particularly favorable for retirement savings and other investment goals with a long time horizon.

Active Investing

Active investing utilizes a more hands-on approach with a portfolio manager that handles frequent trading. Unlike passive investing, their goal is to outperform the average index returns by using short-term price fluctuations to their advantage.

To be successful, the investment manager must have a deep understanding of the market and a keen sense for predicting the best times to buy or sell certain stocks. You must have full confidence in their ability to make the right decisions with your money.

Many online platforms are available that make it easier to try active investing yourself. Alternatively, you can outsource a professional through an actively managed investment fund that will provide you with a ready-made portfolio with hundreds of hand-selected investments.

Overview of Passive vs. Active Investing

The key points of each investment strategy are as follows:

Passive Investing

- The main objective is to match the performance of a specific index
- Mostly automated with little human oversight

- Usually have lower expenses than active investing

Active Investing

- The goal is to outperform a specific benchmark index
- Require hands-on portfolio managers and analysts
- Associated with higher expenses that can hamper performance

Although both strategies have their advantages and disadvantages, more and more investors are shifting toward passive investing because once you factor in the fees, actively managed funds tend to underperform passive mutual funds or ETFs in the long run.

Pros and Cons of Passive Investing

Pros of Passive Investing

One of the most appealing aspects of passive investing is the lower costs involved. Not only is there less trade volume, but they also tend to have a lower expense ratio than active funds since there is little upkeep or research needed.

Passive investments are usually less risky because they're more fund-focused, which allows for easier diversification. When you're investing in hundreds or thousands of stocks and bonds, one bad apple is unlikely to take down your entire investment portfolio. They're also more transparent with their operation, so you know what you're getting.

Passive investments almost always provide a higher return if you invest with a long time horizon. After 20 years, around 90% of index funds tracking companies of all sizes outperformed their active peers. According to a recent study, over half did even in just three years.

Cons of Passive Investing

Passive investing is not nearly exciting as active investments can be at times. If you're looking for immediate satisfaction with a quick return on a single stock, you won't find that with passive investment. You need to be okay with putting your money "away" for a good amount of time.

There is no exit strategy in case of a severe bear market. Although history has shown that the market almost always recovers from a correction, there is no guarantee how quickly that will happen.

It's important to revise your asset allocation over time and get a little more conservative as you near the end of your investment timeline.

Pros and Cons of Active Investing

Pros of Active Investing

With active investments, you have a little more flexibility. In the case of a down market, an active investor can respond in real-time and switch to a defensive position or holdings, such as government bonds or cash to prevent catastrophic losses.

Active investors can utilize more trading strategies like hedging with options or short selling to increase the odds of beating market indexes, at least for a short time. This does require a higher level of expertise and should be reserved for professionals.

Experienced financial advisors or portfolio managers can use active investing to make trades that offset gains for tax purposes with tax-loss harvesting. You can do this tactic with passive investing, but you'll have more opportunities with active investing.

Cons of Active Investing

The biggest disadvantage to active investing is higher fees. Due to the amount of research and time spent on trades, active investments tend to have higher expense ratios.

Active investments can be riskier. You win big when you're right, but one wrong move can negatively affect your portfolio.

Active investors have to be careful not to buy into all the latest trends. As we know, trends come and go, which can be difficult to predict if you're at the tip of that trend or if there is still room to grow.

Real Estate: Passive vs. Active Investing

Although some real estate investors are more active than others, it's mostly considered passive income. You will likely need to take an active approach to a certain extent in the early stages, but over time you will see a return simply from rental income or the sale of the property.

Real estate is a complex asset class, but that's what makes it so exciting. You can take many different approaches to make it a very profitable investment choice. Passive rental income comes with many tax advantages that appeal to those in a higher tax bracket.

Bottom Line

There are pros and cons to both passive and active investment strategies. Which one trumps the other will depend on your investment goals, level of expertise, and timeframe.

Passive investing offers less risk and lower fees and allows you to take a backseat approach. Active investing can produce higher returns in less time, but it also comes with greater risk and higher fees.

The investment world has a place for both passive and active investments, and your portfolio could probably stand a bit of both. Diversifying your portfolio is one of the best wealth-building strategies you can implement.

Visit Here today for more information on growing your investment portfolio.

Sources:

Passive Investing Vs Active Investing: Which Is Right For You? | Forbes

Active vs. Passive Investing: What's the Difference? | Investopedia

Active Vs Passive Tax Treatments | Small Business

What Is the 2% Rule in Real Estate Investing? ›

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE**.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS

AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEY... THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Jan 7

What Is the 2% Rule in Real Estate Investing?



You can find a never-ending supply of how-to books and ultimate guides on real estate investing that offer all kinds of rules and strategies that are meant to help you through the process.

Investing in real estate can be intimidating, so it's wonderful that people are willing to offer their expertise on the topic. With the right ambition, you can find a wealth of knowledge about real estate investments through the many resources available online.

As with anything else, you'll need to do your homework, pick out the pieces that pertain to you, and jive with your ultimate plan. You won't be able to follow every single rule or guid...

The 2% Rule in Real Estate Explained

The 2% rule in real estate is a guideline to help investors gauge how profitable a rental property should be based on the purchase price. The rule recommends that a rental property is a good investment if it can produce a rental income of at least 2% or more of what you paid for the investment.

Following this theory, a $300,000 home should fairly ask for $6,000 or more per month in rent.

$300,000 x .02 = $6,000

At the same time, you can also use this rule to determine how much you should offer for a property. If you find an income-producing property that is currently bringing in $4,000 a month in rental income, the 2% rule in real estate suggests you shouldn't pay more than $200,000 to acquire the property.

Is the 2% Rule in Real Estate Realistic?

Without considering any other variables to a real estate investment, there is no doubt that it's sound advice for projecting a positive outcome with your money. However, it would be wise for you to factor in other details such as the property's location, condition, and home appreciation rates in the area.

If you're investing in a larger metropolitan area with higher home prices, you may have a hard time finding properties that can accommodate those kinds of numbers. It is definitely a good idea to compare the average rental cost against the purchase price to determine the profitability, but a number more like .8% to 1.3% might be more realistic in certain areas.

Is the 2% Rule in Real Estate Useful?

If your main objective is to create positive cash flow, the 2% rule is very useful. The formula in itself is a good guideline to help you measure the amount of cash flow to be expected from a rental property.

That is not to say that a property that doesn't meet the 2% rule is not a good investment. There are many strategies to real estate investing that operate in different ways. Before you can decide how useful the 2% rule is for your property, you must have a clearly defined goal that you're looking to achieve.

The 2% rule in real estate is helpful when looking for short-term gains like cash flow, but not so much for long-term gains you can achieve with appreciation.

Real Estate Appreciation

Price appreciation is another good wealth-building strategy to use with real estate investing. If you have a longer time horizon, appreciation can be a sound way to obtain a nice return on your investment.

Real estate appreciation is when the property's value increases over time due to an increase in demand. Appreciation rates will fluctuate with the economy and vary by location, but the national

average is somewhere between 3.5% and 3.8% per year.

As the property appreciates, you'll have more equity, which can create more tap into additional funds with a home equity loan, line of credit, or cash-out refinance that can be used to improve the property (more appreciation) or towards a down payment on another investment.

What Factors Impact Real Estate Appreciation?

A lot of different factors can come into play when determining how much a property will appreciate over time. The local housing market, property location, and interest rates can make a difference in real estate appreciation rates.

- **Housing Market Conditions:** The local real estate market is one of the biggest influencers of property appreciation rates. Housing supply and demand in the area will directly impact the value. If the demand for properties similar to yours is high, the value will increase. If there are a lot of comparable homes on the market, the value will go down.

- **Property Location:** The location of your property is another key factor in the level of appreciation. If the area is experiencing increased population growth [illegible] job opportunities, the housing value will also go up. Struggling comm[illegible] closing their doors usually have lower home values.
- **Home Improvements:** Renovating a property is a quick and efficient way to help it appreciate it faster. Upgrading the kitchen or adding another bathroom are both valuable improvements that can add several thousands of dollars to the value in a relatively short amount of time.
- **Interest Rates:** Interest rates have a direct effect on real estate values. Market trends historically show that as mortgage rates go down, the demand for property goes up. And as we know, when the demand for property increases, the value will climb right along with it.

The overall economy as a whole will impact appreciation rates too. Employment rates, population growth, and even the stock market indicate how well properties are expected to appreciate.

When the economy is strong, and employment rates are high, you'll see an increase in demand for real estate.

What Do Real Estate Pros Think About the 2% Rule?

Some experts disregard the 2% rule altogether, saying it's not a good guideline to follow. Others believe it's simply too broad and restricts you from considering good opportunities.

Almost everyone can agree is that it's difficult to find investments that fall into this range. Some would argue that properties that produce those kinds of numbers don't even exist in many of the most profitable areas to invest in.

All real estate pros will do an assessment of the rent to cost ratio, and although 2% is an excellent goal to strive for, it's certainly okay to fall short if everything else makes sense.

Summary

The 2% rule in real estate was designed to give investors an idea of how much profit they should expect from a rental property. It's also helpful to give insight on what is fair to offer when trying to purchase income-producing property.

The formula to follow is quite simple but finding properties to match the criteria is not so easy sometimes. It's likely that you'll need to find a low-cost property to justify the amount of rent you'll be asking for, which could lead to other maintenance issues down the road.

It's smart to evaluate the rent to cost ratio to verify you'll end up with a positive cash flow investment, but it's not the end-all-be-all, and other factors need to be considered as well.

Visit Here for more investment advice.

Sources:

2% Rule Definition | Investopedia

How Much Do Homes Increase in Value in 10 Years? | SFGATE

Will Rising Interest Rates Burst The Housing Bubble? | Forbes

‹ What's the Difference Between Passive vs. Active Investing?

What Is an Asset Class & How Many Types Are There? ›

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AN[illegible] PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Jan 7

What Is an Asset Class & How Many Types Are There?



An asset class is a group of investments linked together by similar characteristics and have to follow the same laws and regulations. Each type of asset class has a unique financial structure where they tend to behave like one another in the marketplace.

Financial advisors will organize investments into different asset classes to help investors diversify their portfolios. Diversification can help spread out the level of risk and pro[illegible] market conditions.

One asset class is not necessarily better than the other. However, one asset class may be more beneficial for you at a certain time. Equities, bonds, and cash are three of the main asset classes, but many more exist.

What Are the Different Types of Assets?

In the past, equities (stocks), bonds (fixed-income investments), and cash or cash equivalents such as money market instruments were the most common asset classes investors would utilize.

They're also the most liquid of the different asset classes, making them especially appealing since they're easier to get in and out of.

Today, the world of investments has evolved into more categories that include both tangible and intangible instruments. Alternative asset classes such as artwork, stamps, tradeable collectibles, valuable inventory, and real estate have risen in popularity through the years.

Cryptocurrency is one of the latest digital assets to arrive on the scene and has become known as the fastest-growing asset class in the world. Other alternative assets to make a splash in the market are hedge funds, venture capital, and crowdsourcing.

Understanding the Different Types of Asset Classes

The three main asset classes were equities, bonds, and cash or cash equivalents for the longest time. Currently, we have many more options such as commodities, real estate, infrastructure, private equity, hedge funds, and cryptocurrency.

Equity or Stock

Equities are shares of ownership in a company, commonly referred to as stock. Investors can receive a return from dividends or via appreciation, with the value of the stock increasing as the company performs well.

Nothing is guaranteed, and stocks are somewhat risky since they can rise or fall depending on performance, investor demand, and other factors.

Equity funds are mutual funds that mainly focus on stocks. Some specialty funds target specific industries such as health care, commodities, and real estate.

Bonds (Fixed-Income Investments)

Bonds or fixed-income investments are one of the oldest asset classes on the market. They're a loan issued by the government or a company split up into units and sold to investors.

Investors provide the debtor with capital upfront and then earn interest payments until the security matures. When the security matures, the investors are repaid their initial investment.

Bonds provide stable returns with a steady income stream at regular intervals, making them less risky than equities.

Cash and Cash Equivalents

We all know that cash in itself is an asset. Cash equivalents are the types of investments that you can easily convert back into cash. These assets are very liquid, making them well-suited for short-term goals.

Money market instruments, treasury bills, and commercial papers have a maturity of up to one year, making them easily accessible. These types of assets are typically low-risk, making them an ideal tool for risk-averse investors or temporary homes in between longer-term investments.

Alternative Investments

Alternative investments cover a broad spectrum of assets that includes anything other than equities, bonds, or cash. Some of the more common alternative investments are real estate, commodities, hedge funds, collectibles, and cryptocurrency.

For the most part, these types of assets tend to be less liquid and are less regulated by the U.S. Securities and Exchange Commission (SEC). Most alternative investments are reserved for accredited or high-net-worth investors due to their complex nature, degree of risk, and lack of regulation.

Recently, many platforms catering to alternative investments have become available, making it easier for the everyday investor to take advantage of the higher returns you can receive from alternative assets.

How Are Asset Classes Useful?

Financial advisors find asset classes helpful when showing investors how to diversify their portfolios. Breaking them down into categories makes it easier to understand how to balance your investments. Each type of asset class is associated with different levels of risk and return expectations that will perform differently in the market conditions.

Are There Different Investment Strategies for Different Types of Asset Classes?

Investors use several different investment strategies to establish asset allocation. The strategy an investor applies can be tied to various factors such as income, growth, value, and personal goals.

An investor looking for alpha will use strategies to beat the benchmark return. Some financial analysts focus on performance or valuation metrics such as earnings-per-share (EPS) or the price-to-earnings (P/E) ratio. Other analysts are more concerned with the specific asset class itself.

Here are just a few of the investment strategies used by investors:

Strategic Asset Allocation

Strategic asset allocation is an investment strategy that uses research and insight to determine how to split the different asset classes within your portfolio. It relies heavily on ... easily maintained with little trading, avoiding emotion or impulsive trans...

Dynamic Asset Allocation

Dynamic asset allocation adjusts the combination of assets regularly as the markets rise or fall. The fund manager can actively sell assets as they decline in value or purchase increasing assets to maintain the overall returns. This investment strategy is typically a judgment call made by the portfolio manager.

Integrated Asset Allocation

An integrated asset allocation determines the asset mix by considering the investor's economic expectations and risk tolerance. This is one of the only investment strategi... financial risk.

It's a broader asset allocation strategy that includes aspects of the other types except for dynamic since an investor wouldn't want to implement two strategies that compete with each other.

Insured Asset Allocation

Insured asset allocation has an added level of security, in which the investor or fund manager establishes a base portfolio value under which the portfolio's returns should not drop.

As long as the portfolio remains above the benchmark, you can exercise active management using analytical research, forecasts, experience, and your best judgment to decide which securities to buy hold, or sell to increase value as much as possible.

Conclusion

Asset classes are used to categorize investments that have similar characteristics. The three main asset classes are equities or stocks, bonds, and cash equivalents.

Alternative assets are a broad term covering a wide range of assets, basically anything other than the first three we mentioned. Common alternative assets include real estate, commodities, collectibles, and digital assets such as cryptocurrency.

Asset classes are helpful to financial advisors when showing investors the best way to diversify their portfolios. A well-balanced portfolio should have a certain percentage of multiple asset classes.

Visit Here today for more information on investing.

Sources:

4 major asset classes explained | US Bank

Asset Class | Investopedia

Investor Bulletin: Alternative Mutual Funds | SEC.gov

‹ What Is the 2% Rule in Real Estate Investing?

What Are High Yield Investments? ›

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND

UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE TH[illegible] [illegible]ED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

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Jan 7

What Are High Yield Investments?



If you want to build a comfortable future that allows you to not stress about money, investing is one of the best ways to achieve your goals. Learning how to invest your funds wisely can create financial freedom to live a life filled with opportunities.

There are a lot of asset classes to choose from, with some offering better returns than others. At the same token, they will also have varying risk levels associated with them.

It's important to understand the pros and cons of each type of investment before you decide which kind will be the most beneficial for your portfolio.

High Yield Investments Provide Better Returns

If you have recently sold your home or inherited a lump sum of cash, it can be overwhelming to decide the best place to put your money. When allocated appropriately, investing can fund your retirement or provide additional income that can help you build wealth and a stable future.

Of course, the goal is always to have your money working for you as efficiently as possible. High-yield investments can help secure your financial future at a much faster pace than other investments with a lower return.

Although they can include more risk, high yield investments have the potential to provide a greater return than other low-risk assets.

Balancing Risks and Returns on High Yield Investments

High-yield investments can be an attractive alternative to other low-risk investment options such as treasuries or certificates of deposits (CDs) that provide a slow and steady return.

Earning more money can be very appealing to anyone, but it's important to understand the risk-return tradeoff before you start investing. The risk-return tradeoff is an investment term that explains that assets with a higher risk typically provide a higher return, and a lower risk usually provides a lower return.

It's essential to put together a well-balanced portfolio that includes high-risk and low-risk assets. High-yield investments are better tolerated by investors who have a higher risk tolerance or those willing to risk losing their money.

Examples of High Yield Investments

High-yield investments are just one piece of the puzzle to a well-rounded investment portfolio. Investors should consistently undergo a thorough analysis of their financial health to consider the amount of risk they can safely handle.

Here are a few of high yield investment options to compare:

High Yield Savings Account

A high yield savings account is one of the safest ways to earn a decent return on your money. When you keep your cash in a high-yield savings account, the deposits are guaranteed up to $250,000 per bank by the Federal Deposit Insurance Corporation (FDIC).

Not only does it provide a better return than a traditional savings account, but it also offers liquidity since you can access your funds quickly if you need to. A high yield savings account is accessible to all investors because they typically require a low minimum to invest, if any.

Corporate Bonds

Corporate bonds can carry a higher level of risk, so it's best to stick with blue-chip companies if you can. Blue-chip companies are well-known and have an excellent reputation, such as Coca-Cola, Johnson & Johnson, or Walmart.

Corporations with a lower credit rating offer better rates on their bonds to attract investors, so you'll need to keep that in mind when selecting your investment. You can also invest in corporate bond funds which offer more accessibility and less risk than buying individual bonds.

Stocks

Stocks are one of the most common high-yield investments available on the market. Investing in stocks involves buying a fraction of a company that you believe will continue to grow and prosper over time, so you can sell your stock for a higher price than you paid.

Most stocks perform well long-term, but growth stocks are expected to increase revenues faster than the average business in that industry, so they appreciate more quickly. Dividend stocks not only appreciate over time, but they also provide cash flow in the form of regular distributions or payments to their shareholders.

Exchange Traded Funds (ETFs)

Investing in an ETF provides instant diversification, ideal for beginning investors. An ETF is a large assortment of stocks or bonds pooled together and managed by experts. You can buy shares on the exchange just like traditional stocks.

ETFs can offer lower expense ratios and fewer broker commissions than buying stocks individually. In addition, you have the expertise of a fund manager to increase your odds of performing well.

There are several ETFs on the market, such as stock, bond, industry, commodity, or currency ETFs.

Mutual Funds

Mutual funds are similar to ETFs, but they're more actively managed. Mutual funds are also pools of professionally managed securities, but their goal is to beat the benchmark index rather than track it.

There is usually a higher investment minimum for mutual funds, but they're more complex with multiple share classes and varying operational fees. Again, they're diversified by nature, and you have a team of experts managing your money, so it's a solid option for new investors.

Mutual funds are priced according to their net asset value (NAV), calculated at the end of each trading day, whereas ETFs trade throughout the day on exchanges like a stock.

Real Estate

Real estate is one of the best high-yield investments because it can provide big returns in multiple ways. It does have a higher entry cost, but unlike other assets, you can use leverage to purchase it. With interest rates at an all-time low, it's a great way to expand your portfolio and earn additional income.

It will almost certainly appreciate if you hold on to your real estate investment over a long period. If you choose to use your investment as a rental, it can provide a substantial amount of cash flow each month. Additionally, there are a lot of tax write-offs that make real estate very desirable to investors in a higher tax bracket.

Real estate crowdfunding options offer lower entry costs and less time to manage but still great benefits.

Pros and Cons of High Yield Investments

The obvious advantage of a high-yield investment is the higher payout. When deciding how to invest your money, the option that makes the most money in the shortest amount of time will always be the most appealing.

That said, if you're going to make a better return on your money, you're likely going to accept more risk as well. However, there are many high-yield investment options to choose f[...] limit your risk exposure.

Bottom Line

High yield investments are a key component of a well-built investment portfolio. The main objective should be to diversify your funds and create an optimal balance of high risk and low risk investments that offer stability and growth.

It's recommended to analyze your investments regularly to maintain a healthy level of risk and confirm the best allocation of assets to achieve your financial goals.

Sources:

Which Investments Have the Highest Historical Returns? | Investopedia

Assessing Your Risk Tolerance | Investor.gov

12 Best Investments for Any Age or Income | NerdWallet

‹ What Is an Asset Class & How Many Types Are There?

Trading vs. Investing: What's the Difference? ›

ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE [illegible] AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES [illegible] COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Jan 7

Trading vs. Investing: What's the Difference?



Trading and investing are both terms you'll hear to describe strategies used to make a profit in the stock market, but they do so in two very different ways.

The easiest way to break it down is that traders make many short-term transactions, whereas investors make fewer transactions with a longer time horizon. Since they have separate goals, investors and traders use different methods to analyze their next exchange.

Some investors debate over which strategy is better, but each has pros and cons that make them appealing in different scenarios.

Trading Explained

Trading is a process that involves timing market moves with a lot of frequent transactions to make a quick profit. This includes buying and selling stocks, currency pairs, commodities, and other instruments.

It's a popular pastime that thrives in a bull market where traders use market fluctuations to their advantage. It's a fast-paced method where profits are earned by buying assets at a lower price and then quickly selling for a higher price.

A trader's goal is to outperform the buy-and-hold strategy used by investors. An investor is in it for the long haul looking to achieve a sizable profit over the years, but a trader works with a timeframe of weeks, days, or even minutes in some cases.

Trading Styles

Traders have a style that refers to the holding period or timeframe they use to buy and sell stocks, commodities, or other trading instruments.

The two most common styles are day trading and swing trading. Day traders buy and sell within the same day — never overnight. Swing traders buy assets they expect to increase value within days or weeks.

Two other forms of trading are scalp trading and position trading. Scalp traders use a rapid style that completes transactions in seconds or minutes. Position traders use a more long-term approach holding for months or even years.

A variety of factors, including risk tolerance, level of trading experience, amount of available time dedicated to trading, and personality, go into choosing a trading style.

Investing Explained

Investors use a completely different approach that involves buying and holding a portfolio of stocks, bonds, mutual funds, or other investment instruments to build wealth over a longer period.

Their long time horizon allows them to gradually produce profits with appreciation and compound interest rather than short-term gains. Some investors plan to hold their investments for decades, which is the opposite of the goal when trading.

Perks like interest, dividends, and stock splits motivate investors to stay focused during downtrends, knowing prices typically rebound, and losses eventually recover. Investors look at fundamentals such as management forecasts and price-to-earnings ratios to help locate undervalued stocks.

Diversification helps investors reduce their risk by mitigating the effects of volatile markets. Mutual funds and ETFs provide instant diversification because they're naturally composed of a large variety of assets selected by the operator.

Although most people are not tracking the daily performance of their 401(k) or IRA, they are two more common forms of investing. Retirement accounts can grow funds over decades, so the day-to-day

fluctuations are less important than consistent growth over time.

Trading Vs. Investing: Which Strategy Is Better?

Both trading and investing involve using financial instruments to profit, but they're very different activities with different goals, so comparing the two can be challenging.

If you make the right moves, trading typically does provide a higher return than investing. An investor may hope to earn somewhere between 8% and 10% per year on their portfolio, whereas a trader would hope to make that amount in a month.

You can make fast cash with trading, but that also comes with more risk. Even the most experienced "celebrity traders" lose big sometimes. The concept involves a lot of speculation and guessing, which can be a gamble.

In addition, the nature of trading makes it difficult to diversify trades since it can be hard to monitor multiple trades at one time. Diversification helps mitigate risk, so you have less cushion to protect yourself if a trade goes wrong.

All that said, it's still hard to say that one is better than the other. If you enjoy taking risks and are looking to make a big return in a short amount of time, trading fits the bill. If you have low-risk tolerance and need to avoid volatility, investing would be smarter.

You may not need to choose one strategy over the other. You could dedicate a large percentage of your money towards investing but reserve a small portion as "play money" for trading. That is, if you're intrigued by the challenge of trading — start small.

Tax Benefits of Trading Vs Investing

When it comes to tax benefits, investing is typically better. That is because when you jump in and out of trades regularly, you create a tax liability on every profit you make. When you have to fork over a portion of every gain to the IRS, you reduce your ability to make compound gains.

Since you only have to pay the IRS when you sell an asset, investors are at an advantage in that they're happy to hold onto their investments and let them compound. In other words, investing allows you to defer your taxes and compound on the full asset or pre-tax amount.

Trading Tips:

- Create a budget to determine the amount you can afford to lose, and don't trade any more than that. Trading 5% or less of your investable assets is an excellent place to start.
- Use the latest technologies to make informed decisions. Traders need to analyze sophisticated algorithms to help locate small inefficiencies in the market.
- Educate yourself on the tax regulations. Sometimes you can take a tax deduction on trading costs, but you'll owe other times, so it's essential to know where you're when making trades.

Investing Tips:

- Mentally prepare yourself for the long haul. You mustn't let the fluctuations in the market push you to make a rash decision you'll regret.
- Rebalance your portfolio regularly. Market moves can push your holdings out of whack, so you might need to buy or sell some assets to get them back in line with your long term goals.

The Takeaway

Trading and investing both serve two different scenarios. The most significant difference between the two is that one is active and one is more passive. In addition, one is for short-term gains, and one is best suited for long time horizons.

If you have the right level of experience and are looking for the thrill of a quick return, trading can be a good option. Of course, with the understanding that it could result in big gains or possibly big losses.

Investing may result in fewer short-term wins, but it's stable and takes less time and energy to manage. If you don't need to access your funds anytime soon, the buy-and-hold strategy can be a

great option.

Visit Here today for more information on growing your investment portfolio.

Sources:

Trading and investing are two approaches to playing the stock market that bring their own benefits and risks | Business Insider

Investing vs. Trading: What's the Difference? | Investopedia

Here's Why It Might Be A Good Time To Rebalance Your Portfolio | Forbes

‹ What Are High Yield Investments?

Income Property: Definition & How To Invest in Them 2021 ›

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MA[illegible] OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY [illegible] OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Jan 7

Income Property: Definition & How To Invest in Them 2021



An income property is a term used to describe a piece of real estate that was developed or purchased to produce revenue by renting it out or selling it after it appreciates in value.

Income properties can be residential, like an apartment building or single-family home, or a commercial investment such as office buildings or a strip mall. In recent ye... developments have increased in popularity, which features a mix of both re... spaces all in one building.

Income property is a subset of investment properties, which may be purchased by a single investor, a pair, or a group of investors. It's common to generate rental income from the property for a period of time and then sell once the property has appreciated in value.

Overview of Income Properties

Income properties have become one of the most popular investment vehicles due to the long list of benefits they have to offer. Most investors enjoy having full control of real property instead of having to deal with the ups and downs of standard market investments like stocks and bonds.

A real estate property can be a lucrative long-term investment that offers an additional source of income as well as the advantages of diversification and tax benefits.

There are many perks to owning an income property, but there are also many considerations you need to take into account. These include the housing market, interest rates, and more.

What Do I Need To Know Before Investing in Income Property?

Income properties come along with their own unique risks that need to be considered before jumping in. They require a great deal of research and analysis to make sure they're capable of providing steady cash flow to cover the life of the loan or exceed the initial investment.

It's important to compare the average monthly rate for similar rental properties in the area while factoring in all the expenses you will incur. Not only for the mortgage but also the operational costs such as maintenance and repairs.

You should familiarize yourself with many real estate terms, such as the capitalization rate, net operating income (NOI), and rate of return (RoR). These terms are used to lay out a game plan or create a formula for a profitable income property.

Questions To Ask Yourself:

- How much revenue can you expect from an income property?
- What is your time horizon?
- How much risk can you tolerate?
- What are the tax breaks that might benefit you?
- How diversified is your investment portfolio?

The cost to maintain an income property can add up quickly, so you must have a financial cushion to fall back on in case of an emergency. Beyond the hard costs, there are utilities, repairs, and property taxes to cover. Managing the cash flow will ensure the best return on your investment.

How To Invest in Income Property

First and foremost, you need to decide if you're cut out to be a landlord. Being a landlord requires a wide range of skills, from understanding tenant-landlord laws in your area to how to fix a clogged toilet.

Choosing the right property, prepping it for renters, and finding reliable tenants is not as easy as it might sound. If you don't have the time or industry knowledge to get it done, you can hire someone, but it will cut your profits. Once you have some experience under your belt, you should handle the marketing and repairs on your own to save money.

If you choose to scale your business and grow your portfolio, you will likely need to hire a property manager at some point to keep things organized and done on time.

Benefits of Investing in Income Property

There are numerous benefits to owning an income property so we'll briefly go over the most common.

You're in Control

Investing in real estate allows you to be in charge of your assets. You can choose which kind of property you want to invest in, what tenants to rent to, how much to charge for rent, and how hands-on you want to be with managing the property.

You can utilize popular platforms like VRBO and Airbnb to offer short-term vacation rentals or take advantage of a property manager to service long-term renters — the choice is yours.

Appreciating Asset

One of the best perks of owning income property is taking advantage of cash flow from rental income and property value appreciation. As time goes by and tenants pay down the mortgage, the property will also increase in value, and you'll have more equity in your asset.

In addition, real estate is a unique investment in that you're able to leverage most of the money you need from a lender. You can use a relatively small amount of your cash and borrow the rest while the property continues to appreciate.

Tax Advantages

When you invest in an income property, you acquire a lot of tax write-offs that can help reduce your tax debt each year. This makes it a particularly appealing investment for those in a high tax bracket.

Some of the deductions you'll be eligible for include: interest paid on your mortgage, insurance payments, property taxes, maintenance repairs, legal and professional fees, travel expenses, and more. This allows you to recover the costs you put into the property each year.

Another tax advantage to owning income property is the depreciation deduction. Even if the overall property appreciates, the government allows you to deduct a percentage of the purchase price based on a set depreciation schedule.

Tips for Investing in Income Property

Investing in income properties can be very complex, so you must take the time to learn everything you can about putting together a profitable deal.

Do a realistic assessment of your time and industry knowledge to ensure this is a good fit for you. If you're not quite there yet, consider teaming up with professionals or hiring a management company where you can benefit from their expertise.

Always stay up-to-date on the rental property laws where your investment is located to avoid costly legal battles.

Do your due diligence on the market conditions for your property and run the numbers on a rental property calculator before you commit.

An emergency fund is imperative — non-negotiable.

Summary

Income properties are a source of revenue, either with rental income, appreciation in value, or ideally both.

Income property investments have risen in popularity due to the long list of benefits and the unique circumstances that allow you to use leverage to acquire an asset.

Most financial advisors would consider a mortgage on an income-producing property good debt since the appreciation allows you to have more equity in your investment.

If you do the appropriate market research and an honest assessment of your capabilities, investing in income property can generate a good amount of income that can provide security and financial freedom.

Sources:

What To Know About Buying An Investment Property - Rocket | ROCKET Mortgage

Income property Definition | Bankrate

5 Reasons to Invest in an Income Property | The Balance Small Business

‹ Trading vs. Investing: What's the Difference?

5 Best Performing Income Producing Assets You Need in Your Portfolio ›

ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES. COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Jan 7

5 Best Performing Income Producing Assets You Need in Your Portfolio



If you have big dreams that include being financially free, you'll want to be very familiar with all the different income-generating assets available to you.

Wouldn't it be nice to sit back and take it easy while watching your money continue to grow?

Creating a diverse portfolio of income-producing assets provides you with [...] have consistent money flowing into your bank account.

What Is an Income Asset?

Income-producing assets can bring in additional cash flow, whereas other assets appreciate over time and bring in money when you sell them.

Assets that can bring in passive income are desirable because you can have multiple streams of revenue consistently coming in with little to no effort involved.

Examples of income-producing assets are dividend stocks, rental properties, and real estate investment trusts (REITs).

How Do You Find Income Producing Assets?

Not all investments are a good fit for every financial situation, so you'll need to do some financial planning to decide the appropriate amount of funds you should invest. Investing a small amount for the future is better than not investing at all.

If you're starting with a limited amount of capital, you can find income-producing assets with a lower cost of entry. High-yield savings accounts and certificates of deposits (CDs) are a good option for any budget because they typically don't require a minimum net worth.

You can also look into fundraising strategies to raise capital for your investments. It's common for aspiring investors to take a more active role in the early stages to create a strong foundation to build off of.

There are many different routes you can take in your investment journey. Still, the best advice is to diversify your portfolio as much as possible to protect yourself from catastrophic events.

What Are the Best Performing Assets?

Many different income-producing assets have their advantages and disadvantages to be considered when building your investment portfolio.

As we mentioned before, no one way will suit every situation. Hence, it's up to you to consider the cost of entry, amount of involvement, the potential of returns, and your confidence with each investment.

You'll likely need to utilize a combination of assets so do your research to prepare yourself for the best place to start. The most common income-producing assets include stocks, savings accounts, real estate, and private equity.

1. Stocks

Purchasing stocks refers to investing in business equity or a piece of ownership, which can generate revenue in multiple ways: dividends. Dividend stocks make regular distributions to all of their shareholders, most often in cash but sometimes more stock ownership.

Dividend stocks are an ideal investment tool because they require no upkeep on your part. You own a fraction of the business, and while management is running the operations, y their hard work as the business does well.

There are many types of stocks you can invest in; the most important thing is exposure to your portfolio. Stocks tend to be a volatile asset class, so they're best for funds with a long time horizon where they have time to level off from the ups and downs of the market.

2. Real Estate

There are several ways to invest in real estate to generate income, but the most common is with rental properties. This asset has a higher cost of entry to purchase a home or multi-tenant property but offers a solid way to produce consistent rental income.

Although there is a higher cost of entry, it is one of the only asset classes that allows you to leverage borrowed funds to create cash flow. Investors who use borrowed money tend to see a slightly higher return as well.

Rental properties can be a lot of work, but if you hire a management company, they can do all the heavy lifting while enjoying your investment benefits.

3. Real Estate Investment Trusts (REITs)

If you are intimidated by jumping into rental properties, REITs can be a great option as an income-producing asset. REITs are a blend of both stocks and real estate in that you're investing in a real estate business that manages properties and then pays out a portion of the income to their investors.

REITs are one of the most reliable high-yield income-producing assets because they're legally required to pay out a minimum of 90% of their taxable income as dividends to the shareholders.

There are many investment options under the REIT umbrella, such as residential offerings like apartment buildings or student housing and commercial properties like office buildings or storage units.

Even further, investors can choose from publicly-traded, publicly non-traded, or privately owned REITs.

4. Savings Accounts

Putting your money into a savings account is a simple and easy income-producing asset that anyone can take advantage of. Most savings accounts offer fairly low-interest rates, which will result in lower returns than some other income-producing assets, but they also offer liquidity. This makes it a good option for investors that may need to access their money on short notice.

High-yield savings accounts offer higher interest rates, but they're only available through online banks, which can be an issue for some people. You will likely need to make deposits via online transfers and handle support inquiries by phone or email instead of in person.

When researching savings accounts, the tradeoff between convenience and higher returns is something to consider.

5. Certificate of Deposits (CDs)

A certificate of deposit is sometimes referred to as a "time deposit" and operates similarly to a savings account. Investors can buy a CD from a bank that holds onto the funds over a set period while accruing interest to provide income for the investor.

The main difference is that CDs are not liquid like savings accounts. You will need to use funds that can sit without touching them for a while or pay the penalty to access them early. The upside to CDs is that they offer a higher interest rate than savings accounts since you can't access your money for a certain amount of time.

You can find CDs for different lengths of time, and there is no income minimum which makes them very accessible to all kinds of investors.

Conclusion

Investing in income-producing assets is a smart way to build wealth at a much faster rate than you ordinarily would. There are many investment options available—try not to get overwhelmed and start with one at a time.

When deciding which assets will perform best for your portfolio, you should consider the number of funds you want to invest and how long you can go without them. In most cases, a well-balanced combination of investments will offer stability and protection from catastrophic losses.

Real estate has proven to be one of the most lucrative asset classes to invest in because it produces regular cash flow and the opportunity for appreciation and a whole slew of tax benefits.

Visit Here for more investment information.

Sources:

Earning Assets | Investopedia

Investing for income: 7 money-generating assets for your portfolio and how to get started | Business Insider

7 Ways to Invest for Income | US News

‹ Income Property: Definition & How To Invest in Them 2021

5 Best Banks for Real Estate Investors ›

THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR C[illegible] INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE**.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION," "SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Jan 7

5 Best Banks for Real Estate Investors



A good working relationship with a trusted bank is important to real estate investors looking to grow their business. Additionally, having the ability to confidently jump on a good deal when you see it can make all the difference in a very competitive market.

It's easy to understand how some people think that all banking institutions are the same, but when your livelihood depends on it, you'll notice some are easier to work with than others. There are a number of key characteristics to look for when selecting a bank to work with for your investing needs.

How To Choose the Best Bank for Real Estate Investing

When you begin searching for the best bank to suit your investing needs, it's always a good idea to start with the bank you use for personal banking. Not all banks will be a good fit for real estate investors, but you have to start somewhere, so it might as well be with the one you already know.

Relationships are important when it comes to lending, so if you're lucky to have already built a rapport with a bank that appeals to investors, then you should take advantage of it. Otherwise, start researching the bank options in your local area and compare certain key factors against each other.

Look for a bank that offers a variety of account options with a user-friendly banking platform to suit the needs of busy investors. Ask about short-term mortgages and portfolio loans on multiple properties to make sure they're familiar with real estate financing.

Banking Criteria To Look for When Investing:

Most banks are set up the same, but each company's terms and fees will vary somewhat. One bank might be tighter than another one on transaction fees, but they all makeup for it in one way or another.

Take note of the qualities you value with your bank and the policies that drive you crazy because you're likely to feel the same way about your professional banking experience.

Customer Service

As we mentioned before, banking relationships are important to real estate investors, so you'll want to choose one that always leaves you with a good experience.

Beyond the typical friendly etiquette most of us are looking for; the bank representatives should be helpful and genuinely interested in your needs.

They should be easily accessible and offer online tools to assist when you can't make it into a physical branch.

Fees

It can be very frustrating to deal with a bank that has a fee for almost everything. A small number of fees are to be expected, but they should be minimal, and each company will prioritize different services, so think about which ones matter to you most. Transfer fees, maintenance fees, and foreign transaction fees are just a few you'll come across.

Loans

As a real estate investor, you'll want to have access to extra funds when the next best thing comes along, so financing should be high on the list of priorities. Commercial real estate loans can be more

complex than home loans, so look for an experienced loan officer that can offer great interest rates and reasonable terms.

Interest

A savvy investor will never pass up an opportunity to make money out of money. Leveraging a bank with a high-yield savings rate will keep your money working hard for you. If you can keep your business checking and saving accounts with the same company, it'll make your life a lot simpler.

Rewards

A lot of banks offer cash bonuses for opening a new account to incentify new customers. If you are doing a lot of credit or debit transactions, look for a bank with a rewards program for purchases made with a card.

The 5 Best Banks for Real Estate Investing

We've narrowed down our list of the best banks for real estate investors for you to compare for yourself:

1. Wells Fargo

Wells Fargo has had some bad publicity in recent years, but no one can deny that they're a leader in the banking industry. They have more branches than any other bank in the U.S., which makes it super easy for anyone to deposit funds or speak with a live person when you need assistance.

They are known lending pros with a range of financing options and offer no lender closing costs, appraisal, or origination fees when financing commercial real estate. Their business savings accounts and small business credit cards make it simple to manage all your money in one place.

2. Chase

Chase is one of the best banks for real estate investors because they have branches across 39 states and provide a convenient online banking platform that allows you to do business from anywhere.

They offer a cash bonus for new account holders, options to waive monthly fees, and several business credit cards with high-value rewards that can help reduce business expenses.

Additional features such as QuickBooks integration and payroll service make it a great option to bundle services and streamline your finances.

3. Bank of America

Bank of America is another leader in the industry with many ATM locations and an assortment of banking products. Their expertise in wealth management and investment real estate lending allows

them to offer guidance and flexibility to their clients.

Boasting a large variety of savings account and loan products with compet great option for real estate investors. They have a Preferred Rewards Program for account holders to earn up to $500 with their introductory bonus after completing qualifying transactions.

4. U.S. Bank

U.S. Bank is another favorite among real estate investors for its multiple locations and full-service banking. They offer online and mobile banking with remote check deposits and payroll services. They're appealing to new investors because they offer no minimum balance or monthly fees.

In addition to business savings accounts and credit cards, they provide investment property loans with short-term financing as low as five years. They have a large variety of financing, including multifamily or mixed-use funding and real estate secured lines of credit.

5. Capital One

Capital One makes our list of best banks for real estate investors because of their many real estate funding products. They're an approved lender for FHA, Fannie Mae, and Freddie Mac and offer specialty solutions like real estate investment funds (REIFs) and real estate investment trusts (REITs).

One of the biggest perks of using Capital One is unlimited transactions for all your business checking accounts and credit cards. They have several small business credit cards to choose from with a generous rewards program.

Conclusion

There are plenty of great bank options available to real estate investors. Choosing the right one and building a rapport will make it easier to acquire funds when you're looking to grow your business.

Consider the most important features to you and compare services and policies for your top picks. Remember, you're not tied to just one, and you can always make a change as your business evolves, so don't stress over it too much.

Sources:

How to Get a Mortgage for a Rental Property | US News

6 Best Investment Property Loans of 2021 - Investopedia

FHA Loan Requirements in 2021 | FHA

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What Is Ownership Interest In A Property? ›

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NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL

ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT ... INVESTMENT DECISION.

Dec 6

What Is Ownership Interest In A Property?



If you're an owner or a partial owner of real property, then you have an interest in the property. Ownership interest in a property refers to your rights as a property owner.

If there is more than one owner for a property, then the ownership interest is usually split according to the amount each owner has invested into the asset. That means if the property is sold, the profits would be split in proportion to the ownership interest of each party.

Types Of Ownership Interest In A Property

There are multiple types of ownership in both residential and commercial properties that investors should be familiar with. Before you commit to a real estate investment, make sure you understand the different types of ownership available to you, what rights each form of ownership will give you, and the key points for each one.

Sole Ownership

The name is pretty self-explanatory in that it describes a situation where there is one single owner of a real estate property. This is usually the case for single or legally divorced individuals but some states will allow for a married person to acquire property separate from their spouse.

The obvious advantage is that there are no negotiations to be had when making management decisions. If the sole owner decides they want to sell, no one has the right to stop them. One drawback to the situation would be if there are multiple heirs to the property, the estate might need to go through probate, which can be time-consuming and costly.

Joint Tenancy

Joint tenancy is probably one of the most common forms of ownership, especially among married couples. The property may be split among two or more individuals with equal shares of the investment. This also means they have equal rights in regards to the use of property and any income generated from the sale.

Problems can occur if not all of the parties agree to the use or sale of the property. In addition, if one of the owners has outstanding debts, the debtor could force the sale of the asset in order to get their payment.

If you're getting involved with joint tenancy, it's extremely important to lay out how the legal ownership will be transferred if one of the parties passes away. Most of the time, joint tenancy will be combined with the right of sole survivorship. This awards the surviving owner (usually a spouse) with a sole ownership interest in the property.

Tenancy In Common

Tenancy in common is similar to joint tenancy in that there may be two or more owners in the property; however, the difference is that they can have a different percentage of ownership interests in the property.

Another key difference is that the right of sole survivorship does not apply to tenancy in common ownership. If one of the owners passes away, the tenancy would be passed along to their heirs. The heirs would then become tenants in common with the other surviving owners.

Tenancy By Entirety

Tenancy by entirety (TBE) is an ownership option that is only available to married couples. In this case, the two spouses are treated as one entity and equally share 100% of [illegible] property. If one of the spouses passes away, the surviving spouse will retain [illegible] property with this option.

Owning Trust

In an owning trust agreement, there is a trustee designated to manage the asset. This could be an individual or an organization, but regardless, they usually work along with a trustor or beneficiary of the trust.

There are two types of trusts that can be formed for real estate ownership: irrevocable or revocable. With an irrevocable trust, the trustor is only capable of making decisions with the beneficiary's permission. Alternatively, the trustee does *not* require the beneficiary's expressed permission to change a revocable trust.

With this scenario, the beneficiary is required to pay tax on any income generated from the real estate asset.

Owning Partnership (LLC)

An owning partnership is established so that investors can claim a percentage of ownership interest through a limited liability company (LLC) that protects their assets in a lawsuit.

In addition, there are appealing tax benefits to owning property through an LLC. Owning partnerships get to leverage pass-through taxation, which allows each investor to pay their share of taxes on earned income on their tax return, but the LLC itself will not be taxed.

Owning Corporation

Similar to an LLC, a corporation can also claim an ownership interest in a property. The key difference between the two is that the corporation *does* carry liability for damages. If the corporation is sued, the property could be seized to pay off the associated debt.

What Rights Do I Have With Ownership Interest In A Property?

Property owners have specific rights they're awarded during a real estate transaction. It's simple with one sole owner, but several parties involved in an investment property can break up the rights.

These are the general rights an owner of a property could be entitled to:

1. Right of Enjoyment — you can enjoy the property to your standards as long as you don't violate the law.
2. Right of Exclusion — you have the right to decide who is allowed on the property.
3. Right of Control — you have the right to use the property however you wish, as long as it's not illegal by local law or a governing entity such as the homeowners association.
4. Right of Procession — you are legally the owner of the property.
5. Right of Disposition — you have the right to sell the property whenever you want to.

How Can I Transfer Ownership Interest In A Property?

If you need to transfer an ownership interest in a property, you can execute a quitclaim deed or a grant deed. We recommend that you consult with a local real estate attorney or title company that is familiar with the process where you own the property.

It's generally better to create a new deed versus signing over an existing quitclaim deed. This way, you can clearly outline the new ownership structure and include pertinent information for all the involved parties, including the percentage of ownership along with the terms.

The Bottom Line

If you have an ownership interest in a property, it means you have rights to that property. You may have full or partial rights — either way, you should fully understand the different types available and how they could benefit you.

Certain ownership interests such as an owning partnership (LLC) offer more protection for your asset in a legal situation. If you leave your ownership interest to your heirs, it's important to review which type makes the best sense for your situation. If there is any doubt, you can't go wrong by consulting with a local real estate attorney before you sign your name on the dotted line.

Visit Here now for more investing information or to invest in properties for your future.

Sources:

Real Estate Tax Tips: Owning Property as a Tenancy in Common | TurboTax

Attribution of Ownership Rules - Definition of Disqualified Persons | IRS

A Guide to Ownership Interest in Real Estate | MasterClass

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Is Rental Income Passive Income? ›

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THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Dec 6

Is Rental Income Passive Income?



Rental income can be either active or passive, depending on how involved you are with the day-to-day operations. As you can imagine, active income is more hands-on, whereas passive income does not require you to be heavily involved.

Most of the time, rental income is considered passive because you're generating income from the money you invested versus working for it. There are some cases in which the rental income is

automatically considered active income, such as when the rental property owner is a real estate professional.

The main reason to determine if your rental income is active or ~~passive is~~ for tax purposes. If there is any confusion, it's always best to consult with a tax professional to avoid making costly mistakes.

What Are Passive Activity Loss Rules?

It's common for real estate properties to show a loss for tax purposes, even when they generate a net profit. However, since rental income is typically considered passive, it's limited to special rules that limit the number of losses that can be claimed on your tax return.

A passive activity loss refers to a loss from a business or investment in which you do not play an active role. The term originated in 1986 when the rules went into effect in an attempt to close a tax loophole that benefited high-income taxpayers with substantial passive losses they could report to lessen their taxable income.

These passive losses are broken down into two main categories:

1. Rental real estate
2. Businesses that you don't materially participate

Rental properties are allowed to claim depreciation deductions, which regularly show a loss for tax purposes, even if the owner earned a net profit for that year.

This is most common within the first few years of purchasing a property when repair costs tend to be the highest.

Passive Loss Vs Active Loss

It would be reasonable to think that a loss would be considered the same as far as the IRS is concerned, but that is not the case. Whether a loss is passive or active determines the amount that can be claimed for tax purposes.

Passive losses are typically used to offset passive income, but if the losses exceed the amount of income, they're suspended and carried forward until they *can* offset passive income or the proceeds from a sale of your rental property.

For example, if your portfolio of rental properties shows a loss of $20,000 for the year, and you brought in $16,000 in passive income, you cannot use $4,000 of your losses since you can only use them to offset your income.

Alternatively, if you were active and materially participated in the rental properties, you could deduct up to $25,000 in losses against your ordinary income, so long as your modified adjusted gross income (MAGI) is less than $100,000.

Anything above that threshold begins to phase out and is reduced by one dollar for every two dollars — at $150,000, no passive losses are deductible at all.

So if you make more than $150,000 in annual income, the passive activity loss rules still apply even if you materially participated in the business.

IRS Rules You Should Know About:

Material Participation

The IRS uses strict guidelines to determine if you materially participated in a business or not.

You must be able to pass one of seven tests that look into the number of hours you and other owners participate in the business activities.

Real Estate Professionals

If you're in the real estate profession in accordance with the IRS, the passive activity loss rules will not apply to your rental real estate income at all.

Even if you have over six figures in losses from your investment properties, you will still be able to deduct all of it.

Placed In Service Date

The date your rental property was placed into service is an important factor in how much of your expenses can be deducted. The placed-in-service date refers to when the rental property is ready for use and offered to the public.

Costs that accrued after that date may be deducted in full during that calendar year, whereas costs that occurred prior to that date should follow depreciation rules of 27.5 or 39 years.

At-Risk Rules

The at-risk rules put a limit on how much of a claimed loss can be deducted from your taxes. You cannot claim more of a loss than you have staked into the investment.

For tax purposes, only the amount of capital vested into the property is "at-risk" and therefore tax-deductible, even if material participation would otherwise allow you to claim all of your losses.

Excess Business Losses

As part of the Tax Cuts and Jobs Act, the excess business loss limitation was implemented that states no taxpayer can deduct more than $250,000 in business losses ($500,000 for joint filers) during a tax year.

There are no exceptions, and the limit applies whether you are a real estate professional or actively participating in the business.

Mistakes To Avoid With Passive Rental Income:

Passive income can be a great wealth-building tool to supplement your main income and create a solid financial future. It can also be risky if you don't avoid costly mistakes that can jeopardize your finances.

- Maintain an active role even if you're using a property management company to reduce tenant turnover, prevent repair costs when possible, and improve property value.
- Realistically assess your financial situation and whether you have enough cash flow to carry you over fluctuations in the market.
- Treat your rental investment like a small business — thoroughly screen tenants, be firm on due dates for rental payments and accurately record all expenses throughout the year.

Perks of Passive Rental Income

We all have the same amount of hours in the day so being able to stimulate more income without having to stay active in the operations creates more financial opportunities for you and your family.

Passive income allows you to put your time and energy into other activities while maintaining a steady stream of revenue.

Rental properties can provide a number of tax benefits that can offset your other income taxes. At the same time, you can utilize the profits to fund your retirement fund, your child's college fund, or pay off other expensive debts.

Conclusion

Most of the time, rental income is passive, but not always. It depends if you're actively involved with the investment and what your main profession is. The IRS has established set guidelines and rules to help you determine if your rental income is passive and what tax deductions you may be eligible for.

There are a number of benefits to having a passive rental income that makes it a profitable way to invest your savings. There are always risks involved with any investment, so do your due diligence before you get started.

Visit Here now to get started in investing in vacation rentals and grow your passive income.

Sources:

Passive Income Definition | Investopedia

Understanding and establishing 'Material Participation' for tax purposes | IRS

Passive Income & Taxes: What Investors Need To Know | Fortune Builders

‹ What Is Ownership Interest In A Property?

How to Calculate Net Rental Income (2021) ›

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THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

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Dec 6

How to Calculate Net Rental Income (2021)



When it comes time to file your taxes, it's important to know the ins and outs of calculating the net rental income for your investment property. The basics are simple enough, but it's in the little details that make all the difference when trying to save money on your tax bill.

Before you commit to purchasing a property, you should evaluate the potential return on investment (ROI) to better your odds of making a profitable decision. The market will fluctuate, and you should

plan for that when crunching the numbers, but there is a formula to follow that can help you predict the kind of profit you can expect from your investment.

Understanding Net Rental Income

In order to calculate the net rental income, you'll need to gather some basic information on the upfront and recurring expenses you'll encounter. It's a good idea to make a checklist and clearly account for the down payment, loan amount and interest rate, closing costs, and an estimate on the upgrades needed to make the property move-in ready.

Once you have an estimate of the overall expenses for the property, you can start to figure out the cash flow expected from the rental income.

Rather than relying solely on your own expenses to calculate a fair market rent, it's important to research comparable listings in the area to help determine a competitive but profitable rental price.

If the demand for rentals is high, you'll be able to set a higher rate than when you're dealing with a saturated market.

How Do You Calculate The Net Income Of Your Rental Property?

You can use the net operating income (NOI) formula to help calculate the net income of your rental property. The formula is pretty simple once you have a number for the expenses and gross income.

Gross Income - Operating Expenses = Net Operating Income (NOI)

These calculations are often done on an annual basis, so you'll need to multiply the monthly expenses and income by 12 to figure out the yearly totals. As the formula states, you simply subtract your operating expenses from the gross income to figure out the net operating income.

It's important to note that the NOI formula does not consider the property's financing expenses, such as the mortgage payment and interest. The formula is used to determine how profitable the property itself is without considering the investor's expenses.

Earlier, we mentioned that you could figure out the cash flow after you total the expenses — net income and cash flow are two separate figures.

Basically, the NOI is the net cash you can expect before paying your mortgage payment and income tax. It is the first step to figuring out how much cash you'll have to cover your investment costs.

What Is Included In Operating Expenses?

We know that operating expenses do not include the investor's costs, such as loan payments, but let's take a look at what it *does* include:

- Property Management Fees — the fees charged by a property manager or management company, which can vary between 8-12% plus expenses.

- Property Taxes — these fees will vary by location and in conjunction with the size and value of the property.
- Property Insurance — this is a necessary cost to protect the investment from weather-related damage or loss of income.
- Maintenance and Repairs — all of the required costs of keeping a rental property in good condition such as paint, landscaping, or plumbing repairs.
- Vacancy — the cost of having an empty unit because the renters moved out or didn't pay their rent.
- Other Expenses — various fees such as marketing, legal fees, and utilities if not being paid by a tenant.

It might be tempting to underestimate the expenses associated with a rental property but vacancies and repairs are an inevitable part of the process and need to be accurately accounted for.

A good rule of thumb is to set aside 10% of the rental income towards vacancy expenses such as advertising and lost rent.

Maintenance and repairs will vary in accordance with the age and status of the property, from 5% of the monthly rent for a recent rehab to 25% for an older property. Smart investors will always do their own due diligence instead of simply accepting estimated numbers from a seller or agent.

How To Report Net Rental Income On Your Taxes

If you have received rental income for the year, you'll need to report it on your income taxes, even if you didn't make a profit. Thankfully the Internal Revenue Service (IRS) allows for a lot of deductions on rental properties that will lessen the amount of taxable income you're responsible for.

You will need to fill out a Schedule E (Form 1040) to report the amount of income or loss from your rental property. You will not have to submit proof of income with your tax return, but you should keep receipts for your own records in case of an audit.

The IRS recommends that you maintain your records for three years from the date you filed or two years from the date you paid your taxes, whichever date is later. If an investigation is warranted due to a substantial error, they may go back as far as six years.

What Information Do I Need For The Schedule E?

Schedule E (Form 1040) can be downloaded online and has separate columns A, B, and C for you to complete if you own multiple rental properties.

You will go down each line and enter the information prompts such as "rents received" on line 3, "rental expenses" on lines 5 through 19 (advertising, insurance, etc.) and then add each of those expenses and put the total at line 20.

Line 21 will ask that you subtract the total expenses from the rents received to find the net rental income and input that number. If the number is positive, that is your profit, and it's subject to income tax. If you show a loss, you will need to fill out another form (6198).

The Bottom Line

Understanding the calculations for net rental income and operating expenses will be helpful each year during tax time. Take a look at the expense deductions for rental properties ahead of time, so you know what to track throughout the year.

Real estate pros use the net operating income formula to evaluate the profitability of a property before investing. It's a smart way to estimate the rate of return you can expect from your investment.

Taking the time to plan for various operating expenses can help you avoid financial issues later on down the road. Remember, you're only responsible for paying taxes on the profits made from your rental property after expenses.

Visit Here today for more information on investing in vacation properties or growing your investment portfolio.

Sources:

About Schedule E (Form 1040), Supplemental Income and Loss | IRS

Net Operating Income (NOI) | Investopedia

Rental Property Calculator | Zillow Rental Manager

‹ Is Rental Income Passive Income? What Is a Cash Liquidation Distribution? ›

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FI WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

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Dec 6

What Is a Cash Liquidation Distribution?



A cash liquidation distribution is an outline of the capital that is returned to investors or owners when liquidating a corporation. You may also hear it referred to as liquidating dividends with the company assets being divided up into cash liquidating distributions, non-cash liquidating distributions, or sometimes both.

It's not an everyday term you hear all the time, but investors should make themselves familiar with the concept before entering an investment agreement.

If you receive dividend distributions from any type of investment, you'll need to understand the tax obligations you may be accountable for.

Liquidating Dividends

A dividend is a sum of money that is paid on a regular basis by a company to its shareholders from the net profits or reserves. Dividends may be paid in the form of cash or additional stocks. The board of directors within the company will determine the amount paid out and oversee the dividend policy when distributing profits.

Liquidating dividends may involve the distribution of semi-liquid assets and liquid assets among shareholders. When operators decide to close out a business, the assets are liquidated and distributed to investors in accordance with the capital structure of the business.

Do I Pay Taxes On Liquidation Distribution?

Depending on the number of distributions you have received, they may or may not be taxable on your yearly income taxes. Proceeds from a cash liquidation distribution that are less than the initial cost basis of stock are considered a nontaxable return of principal. The cost basis is typically the amount you paid to acquire the stock.

Regardless of whether the distributions are paid in several installments or one lump sum, anything over the cost of your investment is considered taxable distributions. The payments over the initial investment are known as capital gains and are subject to tax.

The Internal Revenue Service (IRS) mandates in the tax code that distributions of $600 or more must be reported on Form 1099-DIV. A capital gains and losses statement should be filed on Schedule D with form 1040 for the yearly tax filings. These forms can be used to report stock dividend distributions or non-dividend distributions such as money or assets returned to investors during the liquidation process.

What Is The Difference Between Dissolution and Liquidation?

A business can close by either dissolution or complete liquidation. Dissolution usually refers to the "administrative" termination of the business — it is one of the first steps but does not necessarily mean it is completely closing. If the governing state allows dissolved businesses to retain their assets, it can continue to exist.

Liquidation marks the point where business owners are committed to closing the doors. It is the final step of termination and the point where certain tax consequences may apply. If the number of distributions received is less than the original investment, you can claim it as a capital loss on Schedule D.

You can only claim this tax deduction once the corporation files a final cash liquidation distribution.

How Are Capital Gains Taxed?

Capital gains are made when you earn a profit from an asset such as stocks, bonds, or real estate. A common belief is that capital gains are taxed more favorably than other inc always true — it depends on how long you owned the asset.

The IRS will use the trade date (purchase date) to determine the holding period for tax purposes. If the holding period is at least one year and one day from the trade date, it is considered a long-term capital gain. If you owned the asset for less than a year, it's considered a short-term capital gain.

The tax rate for most taxpayers that claim long-term capital gains are 15% or lower, but they can be taxed according to graduating tiers for taxable income at a rate of 0%, 15%, or 20%. Short-term capital gains are taxed similarly to regular income, which may be up to 37% in some cases, depending on the tax bracket you fall in for the tax year.

Again, you only have to claim capital gains on profits over and beyond the cost basis; otherwise, it is considered a capital loss. A capital loss can only be reported once the business files a final cash liquidation distribution, and the investor must claim the loss in the same calendar year.

Understanding Cash Liquidation Distrib

Let's look at a mock scenario to review how cash liquidation distribution works.

Bob and Sharon are each shareholders of Company X, which is in the process of liquidation. Bob has a cost basis of $1,000 in company X and receives a cash liquidation payment of $3,000. Only $2,000 of that payment is taxable, and the other $1,000 is a return of capital.

Sharon's original cost basis for her shares in Company X is $5,000. When she receives her cash liquidation payment of $3,000, she records a capital loss of $2,000 because the payment does not cover her original cost basis.

What Is A 1099-DIV Form?

If you receive a 1099-DIV form, it means you were paid dividends. If you were paid more than $10 in dividends, the bank or financial institution is required to send you the form. You do not need to file the form with the IRS, but you will use the reporting information when filing your taxes, so keep it with all of your other important tax documents.

Dividends are considered taxable income, and the 1099-DIV form will have your taxpayer ID on it, which alerts the IRS that you received dividend income that year. However, just because you received the form does not mean that you owe taxes on that income. If you have questions, it's best to consult with a tax professional who can look into your assets' characteristics and tax obligations.

Summary

Cash liquidation distribution is sometimes referred to as liquidating dividends, which is a record of the amount of capital returned to an investor when a business is partially or fully liquidated. A board of directors determines the distributions per the amount of stock each investor has in the company.

Liquidation distribution payments may or may not be taxed depending on the dividend amount received and the cost basis for that asset. Any profits received by an investor over the cost basis for that asset are considered capital gains. The tax rate for capital gains will vary depending on how long you've owned the asset.

If the payments received do not cover the cost basis, the investor might record it as a capital loss. You can only file a capital loss with the IRS when a company fully liquidates and during that same calendar year.

Visit Here today for more investing information.

Sources:

About Form 1099-DIV, Dividends and Distributions | IRS

Understanding Long-Term vs. Short-Term Capital Gains | Investopedia

What Is 1099 Cash Liquidation Distribution? | Small Business Chron

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‹ How to Calculate Net Rental Income (2021)

What Is A Short-Term Rental & Why You Should Invest In Them ›

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NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY

WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY ... GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Dec 3

What Is A Short-Term Rental & Why You Should Invest In Them


FOR
RENT

It's no secret that the short-term rental business is red hot right now. Travel demand is higher than ever, yet a lot of people are looking for different experiences than we were a few short years ago.

With more flexibility to work from home, guests can stay a little longer and explore a bit more. Today's travelers are excited about private getaways in less populated areas that ha[...] ...ome feeling.

Thanks to popular travel sites like Airbnb and VRBO, the travel industry has seen a slight shift. The big corporations and fancy resorts are no longer the biggest players in town.

What is A Short-Term Rental?

A short-term rental refers to leasing property or temporary housing for 12 months or less. Most short term housing is rented weekly or monthly, but they do offer nightly rentals as well. They're an alternative to a hotel and sometimes referred to as vacation rentals.

Short-term rentals are completely different from a resort as the property could be anything from a multi-family home, condo, apartment, townhome, or cabin. They're completely furnished and geared towards providing the same comforts to renters as staying with a friend or family member.

Many people who own a second home or a vacation property are able to create additional income by renting it out when they're not using it. It started out as a side gig for a lot of landlords, but as it gained in popularity, many investors have found the money-making intriguing.

Are Short-Term Rentals Profitable?

The short answer is, yes — vacation rentals are very profitable. Of course, there are a lot of variables such as location, property maintenance, and upfront costs but overall short-term leases provide a better return than a long-term lease.

When comparing two similar properties in the same location, a short-term rental will typically produce at least two to three times more rental income than a traditional yearly rental. In addition, vacation rentals offer more opportunities to update the rental price, so they're a great hedge against inflation.

Is a Short-Term Rental Property A Good Investment?

Investing in real estate has proven to be one of the most lucrative investments you can buy. Real estate, in general, is popular among investors because of the many tax benefits and the ability to provide steady cash flow.

Short-term rentals are a great investment because of their long list of benefits. Here are just a few of them:

1. Higher Earnings

A well-marketed short-term rental in a desirable area will always outperform a long-term rental in earnings. It's important to do your due diligence on rental demand in the area, but there is no doubt that vacation rentals bring in more income than your typical yearly leases.

2. Better Maintenance

Short-term rentals allow you to take better care of your investment. With more short stays, you can get in there and have the property cleaned more often and catch any maintenance issues before they go too long. Most vacation rentals charge a cleaning fee, so you don't even have to pay for some of the upkeep yourself.

3. Flexibility

You have complete control over the calendar and when you want to offer your rental. If you decide to do kitchen renovations, you can block off the calendar for a month and finish the project when it's convenient for you.

You also have the freedom to adjust the prices as you see fit. After your kitchen renovation is complete, you can charge more per night if you want. If potential guests are looking for a full month's stay, you can adjust your pricing so it's more competitive. Most people enjoy the flexibility of dealing with a homeowner versus a hotel manager.

4. Appreciation

Beyond the monthly cash flow, your property will be appreciating in value year after year. The longer you hold on to your rental property, the more it will be worth when you decide to sell. The rate is never guaranteed, but real estate does not go down in value.

5. Accessibility

Unlike other investments, you can take out a loan to purchase the property, and use borrowed money to bring in more income. This is especially helpful for beginning investors that don't have access to a lot of cash. You can build wealth much faster when you know how to leverage debt in a profitable way.

6. Tax Benefits

Short-term rentals have a whole slew of tax advantages that make them very appealing. For one, the interest paid on the loan we just discussed is a tax write-off, not to mention all the other deductions for maintenance, management, marketing, insurance, and so on. You can also take a deduction for depreciation on the property.

Do I Need to Manage A Short-Term Rental?

Short-term rentals do require a little more leg work than yearly leases. You have to coordinate the cleanings, oversee the schedule, answer inquiries, handle the accounting, and more.

If you choose to do the work yourself, you'll earn a slightly better profit for the sweat equity you're putting in. This is usually reserved for seasoned professionals who know the business's ins and outs

and want to earn the best return possible.

If you're a novice to the industry or simply don't have the time, you can hire ... the heavy lifting for you. They will charge a small fee out of your profit, but their knowledge and expertise are well worth the cost.

A management company can actually save you money in the long run by utilizing their contacts for repairs and screening tenants to avoid evictions or legal issues. Property managers are well-connected, and the right one can teach you a lot about the rental business.

How Should I Choose A Location For My Short-Term Rental?

Choosing the right location for your short-term rental is extremely important. When looking for a property, the same criteria you would use for a long-term rental don't always work.

Destinations outside of the metropolitan areas are becoming more popular these days. In addition, properties close to outdoor adventures like mountains, deserts, and national parks do really well.

The following elements are crucial to choosing a profitable investment:

- Attractions in the area
- Proximity to highways and airports
- Demand for vacation rentals
- Local economy

Laws and Regulations

On top of the characteristics mentioned above, you'll need to research the local laws and regulations for short-term rentals in that particular city and county. Some places will charge additional taxes to deter vacation rentals, or they might even ban them together.

Sometimes investing in a property just 10 minutes away can make a big difference to your bottom line. Highly traveled areas are more likely to charge extra fees, but you always need to check with each municipality before you commit to a property.

How Can I Maximize My Short-Term Rental?

Once you have a location and rental property picked out, you can make a list of things to help your vacation rental stand out against the competition. Research other listings to get a feel for the market.

When you build your listing, use professional photographs that showcase the highlights of your property. Provide a thorough description that will draw in your ideal guest and answer inquiries promptly.

Modern and clean furnishings will allow you to ask for a premium rate. The rental should be well-stocked with basic items a traveler would want when they're away from home. You can go the extra mile to ask for food or hygiene preferences before they arrive.

Guests are looking for an unforgettable experience. They will enjoy extra amenities like bicycles, kayaks, or beach chairs—don't forget to include them in your listing.

Always ask for reviews; they're the lifeline of your business.

Summary

Short-term rentals are vacation rentals that guests stay in for a couple of weeks to a month, but no more than a year. They're an alternative to a typical hotel that offers a home-away-from-home vibe that people have come to appreciate.

The short-term rental market has seen a lot of growth with investors because of their ability to provide a better return than traditional long term rentals. Anyone can manage vacation rentals on their own using popular online platforms, or you can hire a management company to oversee the logistics while you earn a passive income.

Choosing the right location is key when it comes to investing in short-term rentals. It's very important to research the rental climate before you commit to a property to try and av

Sources:

The Risks and Rewards of Making Money With Airbnb | Investopedia

What regulations apply to my city? | Airbnb

8 tips to enhance your income from a short-term vacation rental | Washington Post

‹ What Is a Cash Liquidation Distribution?

Nine Best Income Generating Assets To Invest In 2021 ›

THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Dec 3

Nine Best Income Generating Assets To Invest In 2021



The smartest way to build financial freedom is to diversify your investments … can generate additional income to grow your savings. You can build wealth … money working *for you* rather than having to work for your money.

Passive income refers to earning money without having to be involved with daily business operations. You basically become a backer of sorts and offer them money to someone else who puts in the work to help you grow the funds.

Not all investments are passive, but we have a limited amount of time for active investments — at some point, passive investing becomes an essential tool.

Investing in assets to increase financial wealth has been around for quite some time, but there are a lot more options on the market today.

Even though the opportunities are almost endless, you only need to take advantage of a few investments to start building long-term wealth. Select one or two to master before trying your hand at too many.

1. Land

Investing in land is almost always a safe bet because it doesn't depreciate in value. It can either be an active or passive investment, depending on your preference.

You can buy and hold for ten years while it appreciates, or you can purchase land that will produce goods you can sell like timberland or a vineyard.

If you're good at predicting where growth will be happening, you can claim a desirable piece of land early and sell for a premium when someone is interested in developing.

2. Rental Properties

It's no secret that rental properties are one of the best income-generating assets you can have. A lot of investors decide to start their wealth-building strategy with rentals because you're able to make money in more than one way. Owning rental properties provides you with monthly cash flow, long-term appreciation, and a host of tax benefits.

Owning rentals can be an active or passive investment if you choose to use the help of management companies. There are a lot of options within rental investments like residential homes, commercial properties, multi-family duplexes, or short-term rentals.

3. Peer-to-Peer Lending (P2P)

Peer-to-peer lending is an alternative option that allows your money to create income for you passively. Investors can receive a healthy return for cutting out traditional financial institutions and loaning funds to credit-worthy applicants.

You can loan money to a friend or family member privately or use one of the many established platforms that connect you with prescreened borrowers where you're able to select which loans seem like a good risk. In addition, investors can choose to fund a full loan or just a 2partial.

4. Bonds

Bonds are low-risk investment assets. They offer a relatively lower return than other options, but you have the security of knowing your money is safe. Bonds are a loan to the government or a corporation that pays you back the original loan amount along with interest.

The interest is usually paid back in regular intervals, so you will also hear them referred to as "fixed-income investments," and they help to calm volatility in your portfolio.

You can choose between short-term, medium-term, or long-term maturity dates, but you will not be able to access your funds until the bond matures.

5. Stocks and Dividends

Stocks are probably one of the most well-known investment assets. They're a passive investment that can have a low cost of entry, easily liquidated, and offer a great deal of diversification.

Stocks, also known as equities, represent a fraction of ownership into a corporation. You can purchase stocks in a variety of increments, including fractional shares that are only a portion of the stock.

Dividend-yielding stocks are very lucrative because you will receive regular payments in proportion to the amount of stock you own and how much revenue the company is bringing in.

6. Royalties

Royalties are an alternative investment option that brings in recurring payments for ownership of all types of things such as music, patents, and mineral rights. They're fairly low-risk and can provide a steady stream of income with pretty high returns depending on the asset.

You don't have to be a musician or artist to receive payment for royalties. You can buy into a legally-binding agreement where the licensee pays the licensor a fee every time they use their "property," and you will receive a payment according to your share of ownership.

7. Certificate of Deposits (CD)

A certificate of deposit is like a federally insured savings account, except unlike a regular savings account, you have to leave your money there for a set amount of time, or you'll be penalized. They offer a higher interest rate than typical savings account because you agree to leave that money alone until it matures.

Maturity dates can vary from three months up to ten years, with the more long-term CD's offering a higher yield on return. Although some CDs require a minimum investment of $500 or $1000, many do not, which makes them very accessible to beginning investors.

8. Real Estate Investment Trust (REIT)

Real estate is a common asset to invest in, so it makes our list twice. Real estate investment trusts or crowdfunding companies are a low-risk and passive way to enter the real estate market. REITs are

similar to stocks, but they're specifically geared towards real estate projects.

The biggest advantage to REITs is their high-yield dividends. REIT companie[s pay] shareholders 90% of their taxable income each year. You can invest directly in properties and make rental income or invest in real estate debt like mortgage-backed securities and mortgages.

Historically, REITs are one of the best-performing asset classes you can invest in.

9. Private Equity

Private equity is another alternative asset that is typically reserved for accredited investors and investment firms. It's similar to buying the stock of publicly traded companies, but you buy into a portion of *private* companies before they go public.

These types of investments carry a higher level of risk, but they usually provide a higher return in exchange. An LLC manages private equity funds and the investors profit when the firm sells the company it purchased.

Being a limited partner adds extra security in that investors can only lose as much as they have invested.

Bottom Line

These are our top nine income-generating assets to invest in, but there are many more you can look into. It's a good idea to start off with low-risk investments and moderately try your hand with different asset classes until you know what you're doing.

Consider your investment risk and conduct your due diligence each time you add a new investment to your portfolio.

Visit Here today for more information on growing your investment portfolio.

Sources:

Investing for income: 7 money-generating assets for your portfolio and how to get started | Business Insider

Guide To Income Generating Assets | Fortune Builders

Real Estate Investing | Investopedia

‹ What Is A Short-Term Rental & Why You Should Invest In Them

How Do I Become Financially Free In 2021 ›

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THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Dec 3

How Do I Become Financially Free In 2021



The one thing that most people can agree on is the pursuit of financial freedom. Not many people are looking forward to working their whole lives and stressing about paying the neverending bills.

No matter what your current financial status is — it's possible. Not everyone takes the same route to achieve their goals, and it may take you longer than others to get there, but if you follow a few basic guidelines, you'll be able to live financially free this year.

If your finances are in really bad shape at this time, try not to feel overwhelmed. Some people have been where you are, if not worse, and not only turned it all around but built [illegible] beyond what they ever imagined. Stay the course and remain dedicated.

Steps To Financial Freedom

If you want to become financially free this year, you need to go into it with a game plan. If you're not tracking and working towards a goal, you're less likely to succeed.

1. Map Out Your Life Goals

Not everyone has the same idea of what financial freedom means. Be clear on your vision, write down your goals, and develop a plan on how you will achieve them.

Write down the specifics. For example:

- Saving a percentage of your paycheck or monthly income for the kids college fund
- Gain financial independence by paying off all debt from student loans, car loans, and mortgages by the age of 35
- Retire at 50 to travel the world

Once you have a clear vision of the goal you're working towards, create a checklist of the things you'll need to accomplish along the way.

Start to track your expenses, and you should see areas you could trim down your spending or make adjustments.

This part is not fun for many people, but if you don't have a realistic view of where you're at, you'll never get where you want to be.

2. Start With The Fundamentals

Regardless of your ultimate goal, there are a few fundamental money-saving tips that each of us should follow. First and foremost, everyone needs to have an emergency fund.

The exact amount you should have tucked away will depend on your living expenses, but most financial experts agree that about three to six months is a good rule of thumb. This should be one of the first to-dos marked off your checklist.

It's easy to think it's not *that* important, but it can create an avalanche of problems if you don't have it set aside when you need it. No one plans on getting laid off or hospitalized for several weeks. If you're not prepared when it happens, it could force you to use credit cards with a high APR or dip into savings you don't want to touch.

Trust the experts — an emergency fund is essential. If you want financial freedom, you may need to shift your thinking into being proactive versus reactive.

The peace of mind of knowing you can handle life's little curveballs is well worth the sacrifices you might have to make.

3. Manage Your Debts

Whenever you have a discussion about becoming financially free, debt is not too far behind. That's because debt is usually thought of as a ball and chain that weighs us down. For the most part, it is, but if it's managed well, it can also be a great financial tool.

The topic of how to manage your debt is a personal one. Some will say to pay off all of your debts before you do anything else, and others believe that some debt is good debt. One thing is for sure, debt needs to be managed properly, or it will most certainly do more harm than good to your finances.

Although you may have a personal preference on how you choose to handle your debts, some well-known guidelines can help you prioritize where to start. Paying off the smallest debts first will give you faster results and motivate you to keep going.

After that, organize them according to interest rates so you can pay off your most expensive debts first.

Learning how to leverage debt appropriately is a key factor to an effective wealth-building strategy.

4. Open Saving Accounts

Another fundamental component to achieving financial freedom is saving for the future. Having cash on hand allows you to make better choices and seize a good opportunity.

However, leaving cash in a shoebox is not the best way to go about it. If you put your money into a savings account, you can earn a little interest while it sits but still access it when you need it.

No matter your age, you should begin saving for retirement. The younger you are when you start saving, the better off you'll be. Most of us aren't worried about saving for retirement in our 20's but later on, we'll wish we would have.

If your employer offers a 401k – take advantage of it. Otherwise, you can put money into an IRA or a health savings account. If you have children, you can put money into a 529 plan for college savings.

5. Invest Your Money in Assets

Last but not least, the best way to accomplish true financial freedom is to invest your money. Investing allows your money to make more money, even while you sleep. Compound interest is the secret ingredient that can help anyone build long-lasting wealth.

It's important to do your due diligence before you jump into an investment. They range from low-risk to high-risk, and some require a little more research and upkeep than others.

When you're young, you can afford to take on more risk, which usually yields a higher reward when done correctly. However, if you're getting close to retirement age, you'll want to be more modest with your money.

These are just a few of the investment options you can look into:

- Stocks
- Bonds
- Mutual Funds

- Real Estate
- Rental Property

Investing does not need to be as intimidating as it once was. We have so much information readily available online and a plethora of platforms to guide you through the process. The most important thing is to get started as early as possible.

Conclusion

If you have a goal to become financially free, you're on the right track. So many people go throughout life putting very little effort into planning their finances for the future.

When you start to plan and track what you're spending, it's easier to see what you need to do. Once you get closer to your goals, it'll be even easier to keep going.

Debt is not always bad if you know how to use it. Monitor your credit report and keep that score as high as possible so you can get the best interest rates for lending purposes.

Visit Here now to learn more about investing.

Sources:

Here's how to decide what debt you should tackle first | CNBC

These 12 Habits Will Help You Reach Financial Freedom | Investopedia

School's Out, Investing For Your Future Is In | Investor.gov

‹ Nine Best Income Generating Assets To Invest In 2021

Can You Write Off Property Taxes? ›

OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT O[illegible] MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD W[illegible] OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS “QUALIFIED” THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS “ANTICIPATE,” “BELIEVE,” “EXPECT,” “AIM,” “POTENTIAL,” “DESIGN,” “TARGET,” “INTEND,” “MAY,” “MIGHT,” “PLAN,” “ESTIMATE,” “PROJECT,” “PROJECTION,”

“SHOULD,” “WILL,” “WOULD,” “RESULT” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Dec 3

Can You Write Off Property Taxes?


Property
Tax

Property taxes are an unavoidable part of homeownership. It's probably one of the least desirable aspects of owning a home. Although most of us are not thrilled about the additional expense, it's safe to agree they're necessary to keep the community services in your area up to par.

Another upside to paying property taxes is that you can most likely write them off. You can save a significant amount of money with property tax deductions. The amount of property taxes you're

responsible for will vary by property size and location, but a portion of the state and local taxes can usually be written off at the end of the year when you file your taxes.

Why We Pay Property Taxes:

All homeowners are required to pay real estate taxes to help provide revenue for public and community services that people in the area need. We all have to contribute our fair share of equity to the welfare of those around us.

If you're an investor, you might be thinking that you don't need or use certain services in that location; however, your investment is vested in the well-being of the local community in order to keep your property values high.

Renters and buyers will be looking for properties zoned for good schools and offer a variety of parks and roads that don't have potholes. Property taxes are needed to keep the community clean and up to date.

What Is A Property Tax Deduction?

Property taxes are assessed by the value of the property, including the land and any structure on it. Tax assessors will evaluate the property every one to five years and assign a rate according to the local taxing authority.

The yearly property taxes you pay for state, local, and some foreign taxes are eligible for a tax deduction on your federal income taxes. That *does not* include taxes on home renovations or local services like trash collection.

The Tax Cuts and Jobs Act (TCJA) recently put a cap on the property tax deduction of $10,000 or $5,000 if you're married and filing separately. The change began in 2018, whereas there was previously no limit set in place.

Properties That Are Tax Deductible:

The property taxes that are eligible for tax deductions include taxes paid during closing when selling or buying and the yearly taxes paid to the local tax assessor. You should be able to deduct the property taxes you pay each year on your:

- Primary residence
- Vacation property
- Land you own
- Property owned outside of the U.S.
- Cars, RVs, and some other vehicles
- Boats

The IRS does not allow for property tax deductions on taxes you haven't paid yet, transfer taxes, home renovations, or taxes on utilities like water or trash. Some of the rules are tricky so it's always best to consult with a tax professional on your specific situation.

How Do You Take The Property Tax Deduction?

You are only eligible to claim the property tax deduction if you itemize your taxes. If you take the standard deduction, you're not able to claim your property taxes.

One option is not always beneficial over the other — you will have to figure out which one makes the most financial sense for you. Sometimes, the standard deduction is higher than what you would save by itemizing, so check both options before you file.

You should gather all of your tax documents on each asset and start by excluding the things you know don't count towards the deduction. A schedule A form will have to be filled out for itemized tax deductions and attached to your Form 1040.

It should be noted that you can only deduct property taxes in the year that you paid them. I'm sure that sounds simple enough, but it can be tricky if you pay your taxes with your monthly mortgage payment.

Don't go by the date you submitted your payment, but the date the mortgage company paid the county.

How Are Property Values Assessed?

A tax assessor evaluates property values either for a sale, new edition, or during routine inspections. Different types of properties will be taxed at varying rates according to their property value.

An undeveloped piece of land will not be as valuable as an apartment complex with multiple amenities, and therefore it's assigned a lower property value with fewer taxes.

Other pieces of land do not have access to public services like water, sewer, or gas and will be assigned an even lower property value.

Either way, the property taxes that are billed will be taken from a percentage of the property's assessed value.

You can write off most — if not all — of the property taxes on properties that you own.

Exceptions to The Property Tax Deduction

Not all taxes that are levied on your property are tax-deductible. You should note that property taxes that are imposed on you for assessments on sidewalks, water systems, or building streets in your community are not tax-deductible.

If you live in a community that charges homeowners association fees, you cannot deduct them from your taxes. In addition, if you have taken out loans for energy-saving improvements to your property, those payments are not tax-deductible either.

Tax Deduction Vs Tax Exemption

A tax deduction can help you lower the amount of property taxes you owe, whereas a tax exemption will allow certain property owners to eliminate property taxes altogether.

Veterans, senior citizens, and some low-income individuals may be eligible for tax exemptions. There are also specific property types like non-profit organizations, religious entit properties that are qualified for tax exemptions as well.

Tax exemptions will vary by location so check with your state and local municipality for the most detailed information.

The Bottom Line

No one is necessarily thrilled to pay their property taxes, but it does serve a good use for the community. The revenue brought in from property taxes is used for schools, libraries, and maintenance for pipelines and roadways. Generally, everyone uses those services, so it's only fair that we all do our fair share and pitch in towards the upkeep.

Local tax authorities determine property taxes according to the value of the property. Several factors go into evaluating the value of a property, such as an existing building structure or the ability to

develop open land.

You can write off property taxes up to $10,000 per year on your federal income tax return, or up to $5,000 if you're married and filing separately. The local tax laws will vary by location, so it's always best to consult with a tax professional for the most accurate information.

Visit Here today for more real estate investing information.

Sources:

Property Tax Deduction Definition | Investopedia

Real Estate (Taxes, Mortgage Interest, Points, Other Property Expenses) | IRS

Property Tax Deduction: Can You Write Off Real Estate Tax? | Quicken Loans

‹ How Do I Become Financially Free In 2021

How To Make Money With Rental Property ›

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 16

How To Make Money With Rental Property



Investing in real estate has proven itself to be very lucrative when looking to achieve long-term wealth. Although we know it works, there's a lot more involved than simply buying an investment property and listing it for rent.

Most of the time, the investments that offer the highest return also come with a higher level of risk. That's not a terrible thing so long as you do your research and make an educated decision to protect yourself and your savings.

What Are The Ways You Can Make Money With Rental Property?

The first way you can make money with a rental property is through appreciation. Real estate appreciation refers to the value of your property and how much the value increases over time.

The longer you hold a property, the more time it has to appreciate in value, but you'll only receive that profit when it's time for you to sell.

In some cases, you can cause the property to appreciate faster by making home improvements to add value. Even without renovations, some areas will appreciate faster due to developments in the location, such as population and job growth.

If you borrowed money to purchase the property, you could lower your costs by refinancing the loan for a lower interest rate, which will increase your profit when you sell.

Generate Income With A Rental Property

The second way you can make money with a rental property is with monthly rental income. You can make money from investing in residential homes or commercial properties such as office buildings or shopping plazas.

Residential rental income is the most popular way to get started, in which tenants pay you a fixed amount each month, and the remainder after your costs is your profit. This is a good hedge against inflation as rental prices usually go up in correlation to the market and demand. Choosing the right location is a key factor to ensuring the right amount of demand for your rental property.

Commercial properties can be associated with a higher cost of entry, but they offer a few more benefits. You're less likely to have a high turnover rate with businesses, which will lower the costs associated with finding new tenants.

In addition, many businesses will pay additional fees to lock in an options contract on the right of first refusal for the shop next door. They can pay premium rates to control the types of businesses leased nearby.

What Types Of Rental Property Are The Most Profitable?

Long-term residential rentals in the right locale have long been known to provide a solid profit. Commercial rentals provide stability, but they usually have a team of professionals dedicated to negotiating the best deal possible.

Residential rentals typically last between two to three years, but each time the rental goes back on the market, you can raise the rental rate.

That being said, vacation rentals have recently climbed the ranks of popularity due to their impressive rate of return. Short-term rental sites like Airbnb and VRBO have made it easier for real estate investors to enter the market and double or triple their average rental profits.

Obviously, the more renters you're dealing with each month, the more work that is involved, but it can pay out big time if your property is in a desirable location.

Active vs. Passive Income

Active income is money earned directly from work you put in, such as listing the property, cleaning between guests, and handling inquiries. The more active you are with an investment, the more you have the potential to earn because your work has value, and you can avoid fees for outsourcing.

Passive income does not require you to be actively involved, but all of the same duties still need to be performed. To earn passive income from rental properties, you'll need to hire a management company that can handle the day-to-day operations on your behalf.

You will pay for those services out of your profit, but the flexibility can pay for itself if your time is better spent on other income-producing activities.

What Are The Tax Deductions Associated With Rental Property?

Your income from a rental property needs to be reported on your tax return, but they offer a good amount of deductions that make it a worthwhile investment. Most of the expenses involved with rental properties are tax-deductible, such as repairs, insurance premiums, mortgage payments, and depreciation.

Adding on an additional room or updating the kitchen does not necessarily qualify as repair costs by the IRS guidelines. However, patching a leaky roof or replacing a garbage disposal does meet the criteria, so you can score a double-win by maintaining the value of your investment while reducing your tax liability.

The interest you pay towards the mortgage is considered a business expense as well as the amount you pay in property taxes. You should receive a form from your mortgage company that shows the amount of interest you paid for the year, but property taxes can be an overlooked deduction sometimes since you have to remember to claim it.

While it's true your property will appreciate in value over time with the overall market, it also depreciates in value each year by normal wear and tear that counts as an additional deduction. You can think of your rental as a business asset for tax purposes, such as equipment that loses value each year of its useful life.

Residential rental properties are assigned a useful life of 27.5 years, which is used to calculate the amount of money you can claim in depreciation. There are multiple methods to estimating the amount of depreciation, so it's best to consult with a tax advisor to be sure you're getting the most of your deduction.

What Is The Best Way To Get Started With Rental Property?

If you're just getting started with rental properties, first, you need to decide if you want to be an active landlord. Consider how much time you have to put towards the investment and if it's cost-effective for

you to do it yourself or hire a property manager.

Before you allocate a huge chunk of your savings to a rental property, evalu and pay down high-cost debts first to reduce the risk of over-extending yourself.

You might come across a good real estate deal at the wrong time, and it's important to strategize your investment portfolio continuously.

Conclusion

Rental property is a valuable asset to invest in because it offers more ways than one to earn a profit. Rentals can provide you with a steady stream of cash flow while someone else pays down the debt owed for your investment each month.

As the debt continues to go down, you'll gain more equity in your asset, which provides even more profit when you decide to sell.

Visit Here now for more information on making money with rental properties.

Sources:

Buying your first rental property? Here's how to make money as a landlord | The Washington Post

Tips on Rental Real Estate Income, Deductions and Recordkeeping | IRS

How To Invest In Real Estate Rentals | Investopedia

‹ Can You Write Off Property Taxes?

Depreciation: Definition & How It Works {2021} ›

OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OF[illegible] [illegible] MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 16

Depreciation: Definition & How It Works {2021}


$
Depreciation

Depreciation may sound like a negative word, but it's very helpful to investors trying to recoup money on expensive assets. Accountants very well know it for its tax advantages of reducing the book value of a tangible asset due to normal use, wear and tear, the passing of time, or obsolescence.

For tax purposes, the Internal Revenue Service (IRS) defines depreciation as the recovery of the cost of your property stretched over a number of years. You're able to deduct a portion of the cost each year until you fully recover the cost.

It sounds simple enough, but it's actually very complex with standards and rules that must be followed.

What Assets Can Be Depreciated?

The IRS often refers to assets as "property," but they're anything with a dollar value, either tangible or intangible. Examples of tangible assets would be an office building, delivery truck, or office computer.

An intangible asset could be a patent, trademark, or other intellectual property. Both types of assets can be depreciated; however, it's called amortization when referring to intangible assets.

IRS Guidelines For Depreciation

The IRS has set the following criteria for when you can depreciate certain assets:

- It is something you own
- It's used in your business or used to produce income
- You can determine its useful life
- You expect the asset to last for more than one year

Some of the most depreciated assets include vehicles, real estate, office equipment, machinery, and some intangible items such as patents, copyrights, and software.

You cannot depreciate anything that does not meet the above requirements in addition to land, collectibles (cards, coins), investments (stocks, bonds), personal property (clothing, car), or anything that you expect to use for less than a year.

How Is Depreciation Calculated?

A depreciation schedule is used to determine how much of the asset depreciates each year. A formula is used to chart the amount of value that is lost over the period of time you have deemed as useful life.

You may use different methods to depreciate different assets, but you will need the following basic information when calculating a depreciation schedule:

- A detailed description of the asset
- The original fixed cost of the asset
- An estimate of useful life for the asset
- Which depreciation method is being used
- The salvage value or estimated value after its useful life
- Date asset was purchased

Some schedules will require more details. Having a uniform system in place that is numbered and organized will make it easier to track, update, and locate should you be audited.

What Are The Types Of Depreciation?

Several types of depreciation can be used for accounting purposes, but the IRS will only allow one method to be used on your tax return.

Some businesses may choose to use one method for accounting and one for taxes or opt to keep it simple and use the same method across the board.

The main types of depreciation are:

Straight-line Depreciation

This is the simplest method of calculating depreciation. It divides an asset's value equally over the asset's useful life. It's very simple to use for all-size businesses, but its simplicity can be a drawback because it's largely based on an estimation and not as accurate as other methods.

To calculate the straight-line formula, you must divide the asset's cost (minus the salvage value) by the estimated useful life.

(asset cost-salvage value) / useful life

Double-declining Depreciation

This method allows you to write off more of the asset's value after you first purchase it and less as time goes on. This is a good option for startup businesses that need to recover the asset's value as soon as possible instead of waiting years so they can put that cash towards other costs.

To calculate the double-declining formula, you will need to multiply the straight-line rate by two and then multiply that by the book value. The book value is determined by the cost of the asset minus the amount of depreciation you have already claimed.

(2 x straight-line rate) x (book value)

Sum-of-the-years' Digits Depreciation (SYD)

This method also lets you depreciate more of an asset's value up front and less in subsequent years. It's a little more complicated but allows for a little more even distribution than the double-declining method.

It's advantageous because it reduces the taxable income owed during the beginning stages of an asset's life.

The calculations for this method are much more complex, so we'll explain it using an asset life of five years, which would give you an SYD of 15.

You begin by breaking down the digits of the estimated lifespan (15: 5+4+3+2+1=15). Then you divide the asset's remaining lifespan by the SYD and multiply that by the cost to get your deduction amount.

(remaining lifespan/SYD) x (asset cost- salvage value)

Units of Production Depreciation

This is another simple method that is used to calculate depreciation based on how much an asset is used. The "units of production" are calculated by the number of items a pie... such as cakes in an oven.

It's highly accurate but not practical for all situations, and it can be difficult to estimate how many units an asset can create in its useful life.

(Asset cost-salvage value) / units produced in useful life

How Do You Calculate Depreciation On Rental Property?

Although many different types of rental properties will depreciate at different rates, in an effort to keep the process simple, the IRS provides the following guidelines:

- Residential properties have a useful life of 27.5 years
- Commercial properties have a useful life of 39 years

If you own a residential rental property, you can divide the cost basis in the property by 27.5 to calculate the annual depreciation rate or expense.

It's important to note that you can only use the cost of the structure, not the land. As we mentioned before, the land is not a depreciating asset.

Cost Basis

The cost basis can be more complicated than simply the amount of money you paid for the property. In its most basic form, it is the acquisition cost minus the value of the land. It can also include other costs such as legal fees, transfer taxes, title insurance costs, or recording fees.

Additionally, the cost basis can be adjusted over time to include the cost of improvements or additions to the property. Expenses related to casualty damage or running utilities can also be added at a later date.

Summary

Depreciation is a method used to calculate the loss in value for different types of assets you can own, but the IRS makes it especially tax-advantageous to real estate investors.

As long as you own an income-producing rental property for at least one year, you are entitled to the many tax benefits associated with owning rental property.

Contact Here today to learn how you can take advantage of depreciation.

Sources:

Publication 946 (2020), How To Depreciate Property | IRS

How to Prepare a Depreciation Schedule | dummies

Tax Deductions for Rental Property Depreciation | TurboTax

‹ How To Make Money With Rental Property

5 Benefits Of Using A Property Management Company ›

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NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL.

THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 16

5 Benefits Of Using A Property Management Company



Hiring a property management company can take a lot of the headaches out of being a landlord. Letting a professional third party handle the marketing, upkeep, and repairs will allow you to free up

your time to handle other responsibilities. Real estate investments can be relatively low stress if you work with knowledgeable and experienced property managers.

If you're still deciding whether you should use a property manager ~~or not~~ — review the following five benefits of working with a property management company:

1. Find High Quality Tenants

One of the biggest benefits of using a property manager is they screen potential tenants for you. Reviewing applications, background screenings, and contacting referrals can be time-consuming, but it's very much necessary in order to find long-term tenants. They have organized criteria that must be met to avoid risky situations and keep an eye out for red flags.

They also market the property for you and make sure everything is up to par before showing it to interested renters. They have the experience of knowing what a fair rental price is, what people are looking for, and working to avoid the property being vacant for long periods of time without rental income.

2. Handle Negotiations On Your Behalf

A perk to using a property management company is that you don't have to handle the uncomfortable situations that come up from time to time. Unfortunately, you will come across difficult renters that will try and take advantage of a situation if they can.

It may be that they're continuously asking for more time to pay their rent or looking for little reasons to deduct some of the rent — with a property manager, you won't have to waste time dealing with petty requests.

They collect the money for you and usually have a streamlined process in place that makes it super simple to transfer funds to your account. They draw up a contract that outlines all of the fees associated and handle collections when necessary.

3. Routine Property Maintenance and Repairs

Most people don't enjoy being woken up at 3 AM to hear about a toilet overflowing. Thankfully, you won't have to take tenant calls when you use a property management company.

When the unexpected happens, you can rely on their network of plumbers, electricians, and HVAC services to get the job done. When they use the same companies regularly, they're more likely to respond to calls quickly and offer a better deal.

Property managers will do routine checkups on the property annually or bi-annually to assess for maintenance issues. Catching problems early will save you money in the long run and help to ensure your property will maintain its value.

4. Manage Legal Issues

Almost every landlord will have to go through the eviction process at some point. Property managers are very well-versed in the legalities and how it needs to be handled to protect the owner. They will

have a real estate attorney on hand and be ready to produce the necessary documents in a timely manner.

It's worth noting that evictions happen to novices more often than a property being managed by a rental company because of their stringent application process.

Additionally, their attorney most likely prepped them on how to avoid unsafe living conditions and discrimination lawsuits. Their expertise can go a long way in protecting your investment from huge legal issues.

5. Tax Savings

The fees you pay to the management company are tax-deductible, but they usually have very organized records of all expenses paid towards maintenance and repairs, which will make tax time much more efficient for you.

If and when you decide to scale your business, it will be extremely helpful for tracking your expenses and taking advantage of all the deductions you deserve.

Property Management: What To Look For

First and foremost, you should look for a company with integrity. You'll need to know you can work well with this company and trust they have your back when you need it. It's important to ask for referrals and look up their reviews to make sure they do what they say they're going to do.

Look for a management company that is familiar with the type of asset you have as well as the area it's located in. The needs for an office building will be much different than a residential rental and vice versa. Make sure they have a local representative within driving distance that can check on the property when needed.

Affordability is usually a key concern, but most companies charge about 10% of the gross rental price. This can vary slightly by market but typically range from 8-12%, which will not make a huge impact on your profit margin.

However, what is important is their turnover rate and cost of vacancy. Each day your property sits without a tenant, you will lose more money, so make sure they have a well-streamed process for potential renters.

Lastly, flexibility may not be the first thing that comes to mind when you're searching for a company, but it's definitely important. If you have a particular invoicing structure you would like to implement; they should be willing and ready to serve your needs.

Availability and responsiveness should be afforded to both you and the tenant with a dedication to keeping the renters happy and your investment secure.

here

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Disadvantages Of Property Management

An investor might avoid using a property manager to cut costs and increase their profit margin. If you're a seasoned pro with a well-established network, this may make sense. Otherwise, the small percentage you miss out on is well spent on guidance, security, and access to their contacts.

Another worry is that they won't care as much about your property as you do. This may be true to an extent, but you can easily overcome it by appropriately managing the management company.

You are still in control of overseeing your asset, which means doing your due diligence to make sure they're handling things in a timely manner and keeping everyone happy.

Bottom Line

A property management company typically has its finger on the pulse in the rental industry, and it can be an instrumental partner in establishing a safe and profitable investment. Its knowledge and expertise can be worth its weight in gold when it comes to writing contracts, finding tenants, and properly maintaining the property.

You might even elicit its guidance before you purchase a property because they usually have more valuable insight than a broker since they see the real ins and outs of the industry each day.

A property manager should make your life easier, saving you time and energy for other money-making activities.

If you decide to scale your business, a property management company can help make it a seamless process and help select the right properties.

Sources:

12 Key Traits To Look For When Hiring A Property Manager | Forbes

Property Management Definition | Investopedia

The Pros & Cons of Property Management Companies | SFGATE

‹ Depreciation: Definition & How It Works {2021}

9 Best Places To Buy A Vacation Rental Property ›

MADE UNDER REGULATION A. IF THE ISSUER GOES AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE**.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 16

9 Best Places To Buy A Vacation Rental Property


VACATION
RENTAL

The world is traveling again, and I think it's safe to say we're all happy to breathe a sigh of relief. We're not tied to our homes anymore and free to roam the great outdoors as we please – yes!

After having to stay put for so long, a lot of us are just itching to getaway. In fact, according to Google analytics, recent searches for terms like "travel to" are up by 100%. The demand for traveling is higher than it's ever been, and today's traveler is looking for comfort, convenience, and good reviews.

COVID-19 took a toll on many businesses, but some of the lucky ones actually came out on top. The market for RV rentals, campgrounds, and cabin rentals saw unprecedented ... year.

If you're in the market to buy a second home or a vacation rental property, you can rest assured the short-term rental market is red hot right now.

Choosing A Vacation Rental Property

Selecting a vacation home for your family that frequents the same destination each year might be easy enough, but if you're looking through the lens of an investor, it can be a bit more challenging.

A lot of key factors should be considered before you can confidently consider a property to be a profitable investment.

Location

Choosing a location has always been a crucial part of the process for real estate investors, but vacation rentals require even more due diligence as some areas are less desirable to investors due to restrictions, taxes, and fees.

A lot of the more popular vacation destinations you might think of first actually deter short-term rentals altogether, such as New York City, San Francisco, and Honolulu.

The travel industry took a temporary halt through the pandemic and came out looking a little different than it did. Travelers are not flocking to urban areas like before but looking for quick getaways closer to home to work remotely if needed.

Guests want to be one with nature and have space all to themselves but return to the comfort of a home away from home.

Tranquil areas like a lake house, mountain town, desert, or quaint beach towns are trending in the short-term rental industry.

Some of the popular locations with the highest returns are known as "drive-to" destinations, which are about two to five hours from the major metropolitan areas.

Vacation Rental Market Analysis

The secret is out — vacation rentals can provide a better return than long-term rentals, so more and more real estate investors are rearranging their strategies.

However, not all properties make for a good vacation home. In order to be successful, you'll need to start by researching market statistics for vacation rental properties in the area you're interested in.

Some of the data you'll want to compare are the median home price, expected rental income, occupancy rate, cash-on-cash return, and capitalization rate. This will give you an idea of how well the average vacation rental performs and the amount of profit you can expect.

Nothing is ever guaranteed, but the more information you can prepare yourself with, the better your odds will be.

Choose A Neighborhood

Once you've selected a city for your investment, you'll want to choose an appealing neighborhood with favorable regulations on short-term rentals. Although the overall city and location make for a good vacation property, certain neighborhoods won't.

A neighborhood that has good public transportation, low crime rates, and amenities within walking distance, such as restaurants, shopping centers, and gyms, is always a plus.

Additionally, they should be within a short drive to local tourist attractions like national parks, historical sites, mountains, or beaches.

Today's traveler is excited to go off the beaten path and try new things, which has greatly expanded the possibilities for investors.

Revenue Growth

Often overlooked but equally important is the overall growth in that particular location. A healthy economy with a steadily growing population will ensure the demand for rentals should be there in the future.

A quick online search will allow you to review data from various booking sites to determine the occupancy rate and average daily rate within that particular area.

Anything could happen, but a strong job market coupled with a steady flow of visitors is a good sign for a profitable investment.

9 Best Places To Buy A Vacation Rental Property

Now that we've gone over some of the basics of what you should be looking for in a profitable investment, let's take a look at some of the best destinations to buy a vacation rental property in 2021.

1. Cape Hatteras, North Carolina
    - Median sale price: $379,248
    - Average cap rate: 8.6%
    - Beach lovers will enjoy horseback riding or kayaking with almost 70 miles of scenic views of the Atlantic Ocean along the Cape Hatteras National Seashore.
2. Gatlinburg, Tennessee
    - Median sale price: $320,111
    - Average cap rate: 8.6%
    - Nature enthusiasts will love being close to the Great Smoky Mountains National Park, taking in scenic views at Skylift Park, or searching for thrills at Anakeesta Adventure Park.
3. The Poconos, Pennsylvania
    - Median sale price: $198,667
    - Average cap rate: 8.2%

- Only a two-hour drive from New York City or Philadelphia and is perfect for exploring mountains, rivers, lakes, wooded hills, and valleys.

St. Augustine, Florida

- Median sale price: $365,576
- Average cap rate: 7.4%
- One of Florida's favorite hotspots offering pristine beaches, a lively historic district in the heart of downtown, and plenty of relaxation.

5. Gulf Shores, Alabama

- Median sale price: $402,905
- Average cap rate: 7.1%
- Located on the beautiful gulf coast, just minutes from the Gulf State Park with plenty of watersports, beaches, trails, and home to a few famous restaurants and bars.

6. Conway, New Hampshire

- Median sale price: $238,930
- Average cap rate: 6.5%
- Outdoor enthusiasts will enjoy playing in almost 700,000 acres of protected land within the White Mountain National Forest.

7. Palm Springs, California

- Median sale price: $459,857
- Average cap rate: 6.4%
- An easy-breezy cool kind of trip where guests can shop, dine, sightsee, or simply lounge by the pool and barbeque at their private vacation home.

8. Blue Ridge, Georgia

- Median sale price: $291,595
- Average cap rate: 6.3%
- Take in all the scenic views of the infamous mountain range known for its blue hue or try a range of activities, including horseback riding, hiking, and trout fishing.

9. Deep Creek Lake, Maryland

- Median sale price: $439,367
- Average cap rate: 5.7%
- Plenty of activities all year round, including watersports on the lake in the summer, skiing through the mountains in the winter, and hiking to waterfalls at Swallow Falls State Park.

Conclusion

There are beautiful locations all over the U.S. with plenty of activities to attract guests and keep your rental calendar full. With a little research, you can find many profitable locations with a low cost of entry that can provide a great return.

Visit Here now to start your vacation rental property research.

Sources:

151M next-gen travelers will reignite the travel industry | Think with Google

Report: 2021 Will Be the Year of Meaningful Travel | Airbnb

Vacation Rental Market Size, Share Analysis Report, 2020-2027 | Grand View Research

‹ 5 Benefits Of Using A Property Management Company

8 Best Ways On How To Make Passive Income (2021) ›

Nov 16

8 Best Ways On How To Make Passive Income (2021)


Passive
Income

Finding a way to make passive income is the secret ingredient to building financial freedom. We can't duplicate ourselves or add more hours to the day, but we can put our funds towards income streams that will allow us to build wealth without draining our time or energy.

It almost sounds too good to be true, but your money can be busy making more money while you sleep. A passive income stream won't necessarily replace your main income [...] excellent side hustle since it doesn't require much time or energy once you [...]

You put in a little bit of effort to get it started, and then you're free to walk away and let it work its magic.

Passive Income Defined

Passive income is defined as money earned by a person or business while requiring little to no effort. The term has been used loosely in recent years, but it specifically refers to the money earned from a rental property or business venture in which the person is not actively involved.

It is the exact opposite of "active income," which refers to money earned as a direct result of an action or service. Both active income and passive income are taxed, but passive income is treated a little differently. The Internal Revenue Service (IRS) has specific criteria they use to deem "material participation" in a venture.

If you simply invest $300,000 into a restaurant and the owners pay you a percentage of the profits, that would qualify as passive income as long as you're not actively participating in the management of operations.

If you help the owners manage the restaurant, it could be considered active income because of your "material participation."

What Is A Material Participation Test?

A material participation test applies to individual owners of a business, not business entities such as S corporations or limited partnerships, as their participation is considered passive. The IRS bases the test on the amount of time worked and the type of work done. They use the following tests to determine if an individual taxpayer has materially participated in a trade or business activity for that year:

1. The taxpayer participated in the activity for more than 500 hours.
2. The taxpayer's activity constituted substantially.
3. The taxpayer participated for more than 100 hours and no less than any other individual.
4. The taxpayer's participation is significant, and the total of all the significant activities participated in exceeds 500 hours. This is called significant participation activity.
5. The taxpayer participated in any five of the ten years prior, whether consecutive or not.
6. The activity was a personal-service activity (accounting, consulting, engineering) that the taxpayer participated in for any of the three prior years.
7. Based on the facts and circumstances, the taxpayer participated on a regular and continuous basis for at least 100 hours.

8 Best Ways On How To Make A Passive Income

High Yield Savings Accounts

This method will not make you huge piles of cash, but it's a safe place to start. High yield savings accounts are most often offered by banks and are usually FDIC insured. If y[illegible] away, you might as well have it working for you.

There are a good amount of online platforms that make it super easy and allow you to choose an amount that makes you comfortable.

Purchase Dividend Stocks

Dividend stocks are one of the most common ways to earn passive income. It does require some initial time and research, but they pretty much take care of themselves.

Nothing is guaranteed, so it is riskier than other methods, but it can pay off big time if you leverage the right resources. Most likely, your stocks will appreciate over time, so you'll receive capital gains when you sell in addition to the dividend payouts.

Become A Silent Business Partner

If you have a knack for spotting good ideas, you could invest money into a business as a silent partner. Again, you'll need to do some due diligence before you get started, as it can carry a good amount of risk.

You can lower your risk by investing small amounts into multiple businesses as bonds. There are a lot of online tools available today to walk you through the process.

Try Peer-To-Peer Lending

You can lend money to a family member or friend that you trust and charge them interest for the loan.

If that's not an option, you can use a third-party peer-to-peer (P2P) loan provider that targets businesses with better credit risk.

As a lender, you'll earn interest on your loan, but it can still be risky, so it's best to diversify your funds and do proper research on each borrower beforehand.

Invest In Real Estate

Real estate investing is a tried and true way to earn passive income, as long as you hire a property manager to handle the maintenance and billing issues. Rentals can be a great source of passive income as you have a better chance of adding a big amount of cash flow to your earnings each month.

Most likely, the property will appreciate in value as well, so you'll earn even more passive income when you decide to sell.

Sell Digital Products

If you have an area of expertise or an eye for marketing, you can sell digital products online. This is relatively easy and very low-risk. Once you create the e-book or digital file, there are a number of platforms that market and handle the sale on your behalf.

Most of them charge a low fee for listing, and the buyer will receive an automatic download, so you don't have to lift a finger once it's set up.

Fractional Investing

Tech companies have revolutionized the concept of investing and expanded the market, so it's affordable for just about everyone. Fractional investing allows you to purchase smaller amounts

of assets, which makes it less risky and empowers you to diversify your funds most optimally.

One drop in a share or month won't ruin your whole financial future without a renter because you haven't invested large amounts.

Utilize Cash Back Rewards

This is another one that won't make you rich overnight, but it's too easy not to mention. We're all using cards for most of our purchases, so why not make money off the purchases you're already making?!

Take the time to make sure the cards you're using are giving you the most rewards because it adds up to a pretty big chunk of change at the end of the year.

Bottom Line

Passive income is a key component to a solid financial future. Pick a method that sounds like a good fit for you, do your research and consult with professionals — so you can take one step closer to financial freedom.

Visit Here now to find out more about creating passive income.

Sources:

Passive Income And Why You Need To Know About It | Forbes

Active and Passive Material Participation Passive Activity | TaxAct

Passive Income | Investopedia

‹ 9 Best Places To Buy A Vacation Rental Property

Ultimate Guide On How To Start A Vacation Rental Business ›

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE**.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

INVESTMENT DECISION.

Nov 16

Ultimate Guide On How To Start A Vacation Rental Business



The pent-up demand to travel post-COVID is very much real. A combination [illegible] our homes along with the realization that tomorrow is never promised, has [illegible] looking to travel the world and explore new places without breaking the bank.

When you combine that with the fact a lot of working professionals have been forced to make a career change into something that can be done remotely, and it's all worked together to boost the short-term rental industry.

All of that being said, starting a vacation rental business is quite popular among investors right now. However, if you don't know what you're doing, it can be overwhelming to know where to begin. We will help provide you with a checklist of things you should do to get started.

Vacation Rental Business: Defined

Before we get started on the action items, let's be clear about vacation rental businesses. Vacation rentals are fully-furnished private properties that are rented out to travelers for short periods of time. They usually offer more flexibility than a hotel as well as more facilities like a full kitchen, private backyard, and access to local culture.

Your vacation rental business will require you to acquire a desirable property, keep it maintained properly, market to potential guests, and oversee the logistics of each rental.

Checklist For How To Start A Vacation Rental Business:

The order you choose to complete these is not as important as making sure you've touched on each topic and covered all bases.

Create A Business Plan

All good businesses start with a plan! You'll need to put together a roadmap that clearly illustrates your business goals and how you plan to achieve them. This will prove to be a valuable tool when it comes to securing funds and gaining support.

Select A Location For Your Vacation Rental

This is a crucial step in the process — the location can easily make or break your business. First of all, not all local governments are welcoming vacation rental property owners, so you'll need to verify the laws and regulations in that area.

Take time to analyze real-time data that can give you insight into the number of travelers visiting that city and the performance of other vacation rentals on the market.

Form Your Business Entity

Once you have a vision for your business, you can decide on a legal structure and register the name with the appropriate government agencies. Open a business checking acco... separate and easily take advantage of the tax benefits associated ... producing property.

Outline Your Budget

Add to your business plan by researching and documenting an accurate budget for maintenance, insurance, property taxes, estimated utility, and marketing fees. You should clearly understand the overall costs involved with a vacation rental business before you officially get started.

Compare Finance Options

There are a number of ways you can fund your business, so it's important to compare all of your options to see what makes sense for your situation. If you're already a homeowner, you can consider cash-out refinancing, a reverse mortgage, or a home equity line of credit.

Other alternatives include traditional bank loans, a business line of credit, or partnering up with a financial backer.

Furnish Your Vacation Rental

People choose vacation rentals over hotels for added comfort, so be sure to consider everything travelers might need during their stay. Buy furniture that is built to last and appeals to guests of all shapes and sizes. Offer a variety of lighting options, and remember to provide ample storage to ensure a comfortable stay on your property.

Marketing Your Property

Once the final touches are in place, you'll need to start advertising your property and connect with potential guests. The most common way to do this is to create an attractive listing on a variety of rental platforms such as Airbnb, VRBO, booking.com, or TripAdvisor. You'll find more success by having a presence on more than one site, and don't forget to leverage social media to help get your business out there.

Organize A Workflow System

You'll need to put together a solid team and start forming your systems right away. Obviously, you can tweak them as you go, but the sooner you can automate the process, your life will be easier. Be prepared to put in a lot of work in the early stages, but once you have a good workflow system in place, you can consider scaling your business into more vacation properties.

Tips For Vacation Rental Business Owners

At the risk of sounding cliche, the foundation of a successful rental business is to treat your partners like gold. From lenders, realtors, property managers, and maintenance crew
people with integrity and respect, they'll be the ones who help grow yo

Optimize your listings to target the ideal guest. Make your property stand out with professional photos, an eye-catching headline, and a well-thought-out description. Compare your local competitors' nightly rates to pinpoint your perfect pricing. If you're just getting started, put your prices slightly lower than comparable options and then slowly inch your prices up as your property establishes a presence.

Never underestimate the value of a good review. As your ratings go up, your listing will appear higher in the algorithm. Be a good online host before guests even arrive by setting expectations and communicating efficiently. You can go the extra mile by asking for special requests and making sure the home is fully stocked with necessities.

Conclusion

The demand for vacation rentals is higher than ever, so there's never been a better time to get started in the industry. Investment opportunities have expanded beyond the traditio... metropolitan areas and moved into rural places surrounded by nature.

According to recent statistics, cabin rentals have increased in popularity by 80%, and 450 million people worldwide use vacation rentals when traveling.

There is no one-size-fits-all blueprint to get started with vacation rentals, but there is a list of key factors that should be established to operate a successful business.

Choosing the right location should be highly researched and evaluated before committing to a property. If you have family or friends in another area, you wouldn't mind having a vacation home. Having local knowledge and the ability to have "boots on the ground" is invaluable when you're just getting started.

Keep a realistic outline of expenses, network until you've built a strong team you can count on, and market your property across multiple platforms for the best reach.

This is a service industry so remember to provide an enjoyable experience for every guest, and you'll see your business grow to new heights.

Visit Here now to find out more about investing in the vacation rental industry.

Sources:

Vacation rental demand has gone crazy. Here's how you can still get a deal | CNN

Vacation Rental Industry Statistics | iProperty Management

Tips for a simple hosting routine | Airbnb

‹ 8 Best Ways On How To Make Passive Income (2021)

What Is An Alternative Investment? ›

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO AN SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 8

What Is An Alternative Investment?



As you navigate the investment world, you may hear some unfamiliar terms, so we will cover the basics.

In this article, Here is going to:

- Explain alternative investments

- Provide some examples of alternative investments

- Talk about portfolio diversification
- Give you some factors to consider about alternative investments
- Give you the pros and cons of alternative investment

An Explanation of Alternative Investments

With money, human nature is to consume, save or invest. Investments, in general, can be thought of as deferred consumption in the hopes of greater consumption later.

You can break investments down into two categories: Traditional and Alternative. Traditional investments make up the vast majority of global wealth. They're pretty straightforward as they simply consist of stocks, bonds, and cash.

Alternative investments are vague and include any investment other than stocks, bonds, or cash. Alternatives have been around for a long time but they're growing in popularity in recent years due to their proven track record of solid returns.

They are particularly appealing in times of economic and financial uncertainty because they're less correlated with the overall market.

Examples of Alternative Investments:

As mentioned, alternative investments are investments other than traditional investments such as stocks, bonds, or cash. Alternative investments come in these forms:

Private Equity Investments

Private equity investments are an asset class used to fund private businesses in exchange for ownership or an interest in an entity that is not publicly traded. Private equity funds have several subclasses that include venture capital, growth capital, and buyouts.

Venture capital provides financing to startups or small businesses in their early stages. Growth capital helps mature companies expand or restructure their business. Buyouts are used to purchase a company outright, typically to eliminate competition.

Private Debt

Private debt is often confused with private equity, but in this case, the lender does not seek ownership of the business. Private debt is leveraged by private or public businesses that require capital to grow their business.

It is considered private debt because the loan comes from nontraditional sources like banking institutions.

Real Estate

Investing in real estate is the world's largest existing asset class, with many subclasses falling underneath. Real estate investments are real assets that may be residential ... unique in that you can utilize them for yourself or rent them out, thereby pro... your investment. These investments can be a residence, timberland, farmland, or other types of agricultural land.

The IRS makes owning real estate very tax advantageous for all investors in the long-term. You can force appreciation by improving the property or raising the rent, which is a great hedge against inflation.

Real estate investment trusts (REITs) and mortgage-backed securities (MBS) are among the many ways you can invest in real estate.

Collectibles

Investing in collectibles consists of both tangible assets and intangible items that are highly coveted. Some of the most common collectibles are coins, cars, watches, patents, trading cards, and rare wine or whiskey.

Technology has added a new genre of digital assets to the list, such as domains, graphics, and the increasingly popular non-fungible token or NFT.

Commodities

Commodity funds invest in natural resources with industrial uses like natural gas, oil, and precious metals. Trading commodities goes back centuries before the conception of the New York Stock Exchange (NYSE), and it was a key component to linking cultures and people.

These days you can join the commodity market by investing directly in a physical commodity or by purchasing shares in a commodity company, mutual fund, or exchange-traded funds (ETFs).

Infrastructure

Infrastructure investments are real long-lived assets intended for public use and benefits such as airports, roads, bridges, water utilities, and electric grids. These types of investments tend to be non-cyclical and offer stable and predictable outcomes because they are crucial to a community's development.

Build A Diversified Portfolio

Alternatives or "alts" are essential to a well-balanced portfolio, so your money is doing different things at different times. It would not be wise or cost-effective to invest all of your resources into one source.

Harvard's Endowment Fund allocates 58% of its portfolio to alternative asset classes with a track record of incredible returns. A wider range of assets allows you to diversify more aggressively.

Alternative investments have become the most innovative and exciting part of the investment landscape. Most financial advisors recommend you dedicate at least 5-10% of your assets to alts to

maintain a crash-proof portfolio.

They are an active investment, not passive, so you'll need to be hands-on or manage them properly. You can lower the operational risk with due diligence and by specializing in one asset class at a time.

Factors To Consider With Alternative Investments

You should consider several factors before investing in alternatives. Most alts have a minimum investment amount, so you'll need to run the numbers and make sure your budget allows for it. It's best to steer clear of investments with a high minimum to enter unless you have a lot of additional income and are young enough to handle the risk.

You'll also need to evaluate the liquidity risk. Generally speaking, traditional investments have no set time horizon, so you're able to cash them in whenever you want to. Some alternatives can be a challenge to liquidate, so you'll need to think about how long you can go without accessing funds from your asset.

Your age has a lot to do with which types of alternatives you should invest in and how much of your money to invest. You have less risk tolerance as you get older, which needs to be accounted for. Spreading out the risk with diversification is the key to keeping things balanced — review the types of investments and levels of risk already in your portfolio and choose an alt that will compliment them.

Pros And Cons Of Alternative Investments

Pros of Alternative Investments

Alternative investments are helpful in a volatile market because they're less correlated to the stock market and provide added diversification with many alts to choose from.

There are a lot of tax advantages to alternatives, specifically real estate investments, that make them very appealing. Of course, the rate of return cannot be guaranteed, but alts can provide a much higher return than typically seen in the traditional market.

Cons of Alternative Investments

Alternative investing can be very complex compared to traditional investments. Knowledge about stock and bonds is learned or passed down through generations, whereas alternatives are less common.

You must watch for fees associated with alts as they get high with certain alt investments, especially if they require more hand-holding.

Lastly, the potential of a higher return also comes with a higher risk in general.

Summary

Alternative investments include anything other than a traditional investment such as stocks, bonds, or cash. The definition is broad by design — it covers many asset classes and subclasses all under one umbrella term.

Real estate is one of the most common alternatives among investors and offers many tax advantages that make it extra appealing. Both real estate and commodities can be a good hedge against inflation as their prices tend to go up during periods of inflation.

Building a diversified portfolio is an important way to mitigate risk. Your age, risk tolerance, and liquidity needs will determine the portion you allocate towards alternative investments.

Visit Here today for more information on developing your investment objectives, investing strategy, or learning how to generate passive income from investments.

Sources:

7 TYPES OF ALTERNATIVE INVESTMENTS EVERYONE SHOULD KNOW | Harvard Business School

The Birth of Stock Exchanges | Investopedia

Harvard's Investment Report Card | New York Times

Ultimate Guide On How To Start A Vacation Rental Business

Fractional Ownership: Definition & How It Works

PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY [illegible] REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY [illegible] ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 8

Fractional Ownership: Definition & How It Works


FRACTIONAL
OWNERSHIP

Fractional ownership is a method that allows you to purchase a percentage of shares in a high-dollar asset such as a jet, yacht, or real estate. Just as the name implies, the asset is divided into several fractions to make the cost of entry more accessible and lessen the burden among several like-minded people.

The term originated in real estate a long time ago. But it rose in popularity with the private air travel market, in which businesses were able to purchase shares in a private jet to costs.

The logic was: The more air time a business needs, the more shares of the jet they will purchase. Every owner will split the cost of the pilot, maintenance, insurance, hangar, etc. It covers the in-between area for chartering a business jet vs. purchasing an entire aircraft.

Fractional Share Investing

It wasn't long until fractional ownership ventured over into the stock market. Some brokers offer fractional-share trading of high-priced stocks like Amazon and Tesla, making these pricier stocks more accessible.

For example, if you only have $100 to invest and Amazon is trading shares around $3,000, some brokers will allow you to invest that $100 into Amazon for one-thirtieth of a share.

Typically you decide how much money you want to invest, and then they'll tell you how much of the share you can own. This method can be very appealing to new investors who are looking to start small.

Even if you have the necessary funds to purchase an entire share, it's a great way to diversify your portfolio and try your hand at more than one. Some brokers allow you to buy fractional shares in $1 or $5 increments, but some are even as small as one cent.

How Fractional Real Estate Works

Fractional ownership in real estate offers a way to invest in property without having to take on the entire cost by yourself.

In most cases, a special purpose vehicle is created. A group of people pools their resources to share ownership in a home or vacation property, eliminating the need for a large sum of cash or hefty loans.

All of the investors are deeded as equitable title owners and share in both the perks of the amenities as well as the cost of upkeep. This makes it an affordable option for luxury resort vacation homes that might otherwise be out of reach.

Fractional owners also share in the gains and losses that come along with property ownership. If the home's value grows over five years, everyone's share in the home grows as well. If the co-owners receive income from the property, everyone gets their proportioned share of the income brought in. Each co-owner is also responsible for their share of the property taxes, which may go up as the property's value goes up.

With fractional properties, the property is usually maintained by a third-party management company in which the buyers would split that cost proportionally as well.

Is the Fractional Ownership Model Different Than Timeshares?

Fractional ownership programs are sometimes compared to timeshare ownership, but key differences are that fractional owners have a deed for their portion of the equity in the [illegible] value appreciates, their equity in the property appreciates as well.

Timeshare owners simply buy usage of the property, typically one or two-week allotments, but they will see no gains if the property goes up in value.

In addition, timeshares are usually shared with a large number of families, whereas fractional owners may have as little as two owners splitting a property.

Can You Get Financing For Fractional Real Estate?

Most fractional real estate deals are done without financing, but some lenders offer mortgages for these properties. Fractional mortgages have more restrictions, so they're not a widespread financial product, but they do exist.

The good thing is that the cost of entry is lower with fractional real estate, so you likely won't need a loan to invest.

What Rights Do Fractional Owners Have?

With tenancy in common properties, each owner may have control of the property in proportion to their share. All tenants have equal usage rights, but they may or may not have equal shares and rights depending on the number of tenants.

For example, there may be three co-owners in which two of them own 25%, and the third owns 50% — in this case, the third owner has the majority of the rights when deciding what to do with the property.

Most other fractional real estate investments are owned by a Limited Liability Company (LLC) or Limited Liability Partnership (LLP). Co-owners may have fewer rights regarding major decisions for the property.

There is typically a property operator that handles the overall management of the property. These arrangements are usually made for income-producing properties where all of the owners share the benefits of ownership in proportion to the percentage of shares they own.

Are There Tax Benefits With Fractional Ownership?

Yes, fractional real estate owners usually have tax advantages just the same as traditional real estate owners. Depending on the agreement, owners may be able to utilize deductions for taxes, interest, and depreciation in proportion to their share of ownership.

It is always best to consult with your accountant to see how an investment may be able to benefit you.

How Long Does Fractional Ownership Last?

Fractional real estate is usually seen as a long-term investment, but owners are usually free to sell their share in the property at any time. If an owner decides they want to sell their share, a current revaluation of the property must be done before an exchange can be made.

Fractional Investment vs. REIT

If you're not familiar with REITs, they are Real Estate Investment Trusts which are very popular among commercial real estate investors. A REIT is a company that owns, manages, and offers financing for several income-producing properties.

Mutual funds model REIT investments with a percentage of profits from multiple properties being transferred to investors through dividends. REITs can be privately or publicly traded and tend to specialize in specific property types such as self-storage, data centers, or retail shopping centers.

Fractional investment in commercial properties is different in that you are investing in a portion of one real estate property at a time. A special purpose vehicle is formed and creates a minimum cost of entry representing a percentage of the investment property.

Investors may purchase as many shares as they want, and in return, they receive a pro-rata percentage of the property's rental income and appreciation gains.

With a REIT investment, you're purchasing a security in a company that owns commercial real estate. Fractional ownership is not a security but an actual percentage of ownership in a physical property.

Both carry risks as all investments do, but commercial real estate is generally lower risk than residential because market fluctuations and volatility less impact it.

Pros And Cons Of Fractional Investment Vs REIT

Fractional investments and REITs have fundamental differences to consider before investing.

Property Types

You have more options to choose from with fractional investments as there are no restrictions on the types of properties you can invest in. With a REIT, the operational rules state that 80% of the portfolio must be in pre-existing income-generating properties, and the rest can be upcoming or under construction. This limits REITs from investing in preconstruction projects.

Property Choices

You have total control of your choice in properties with fractional ownership. The property management team does the due diligence and decides which properties to invest in with a REIT.

Lockup Period

Fractional owners do not have a standard lockup period, but each agreement may be different. There will likely be a delayed process of reevaluating the property's value before the ownership can be sold.

REITs do not have a lockup period either and have more liquidity being that investors have more freedom to sell their shares anytime they want. However, they may choose to hold out due to fluctuations in the market as they will only receive profit if they sell their shares for more than what they paid.

Transferability

You can transfer fractional ownership into another name freely — there are no restrictions.

REITs cannot be transferred into another name because you do not have ownership of actual property. However, you can sell them at any time.

Earning Potential

Fractional real estate investments distribute the net rental income proportionately through a special purpose vehicle in regular intervals. If dividends are paid, they may be somewhat irregular depending on the needs of the property.

REITs are required to pay out 90% of the rental income in the form of dividends. This provides for a fairly stable passive income to rely on.

Both options have the potential to earn appreciation on their investment as the property value goes up or the price of REIT shares increases.

Cost Of Entry

There is no set minimum amount for investing in fractional ownership, but it is usually higher than REITs. It depends on the number of shares being split in the property, but it can be from $25,000 to $100,000 or more.

Private REITs may have a cost of entry, probably somewhere between $1,000 and $25,000. Publicly traded REITs, which are often considered the superior choice, have a low cost of entry.

There is no set minimum if the investor has enough capital to purchase at least one share.

Diversification

You're in the driver's seat with fractional ownership, so you can choose which properties you want to invest in and what percentage you want to purchase.

REITs are naturally diversified investments, but you have no control over which properties or how much of your investment goes where. The company managing your investment will create the portfolio for you.

Property Valuation

Fractional real estate investments are valued regularly, typically annually, but can be quarterly or bi-annually. This is an important process that needs to be done before an owner can sell their equity in the property.

REITs are required to have property valuations at least twice a year, so stock prices for publicly-traded REITs will constantly fluctuate with the market.

Volatility

Fractional ownership in real estate is considered a long-term investment with longer intervals of valuation that make it less volatile.

REITs can easily be traded, making them more volatile since they're closely correlated to the stock market.

What To Consider Before Fractional Investing

If you are looking to diversify your portfolio with fractional ownership, it's important to do your due diligence and choose an investment that best suits your needs.

How Much Do You Want To Invest?

Hopefully, you have done a thorough analysis of your finances and have an idea of the amount you would like to invest. You'll need to check if there is a minimum requirement of funds for the investment you would like to get into.

What Is Your Time Horizon?

Your time horizon is an extremely important decision to make before getting into an investment.

Although there may not be a lockup period, some investments perform much better as long-term investments so you should evaluate how long you're willing to invest your funds.

Who Will Manage Your Investment?

Evaluate your other obligations to decide whether you have enough time and experience to manage your own investment actively.

If not, you might want to pursue an option with a manager or sponsor to oversee your money. That will allow you to gain insight while earning the benefits of a passive income.

Benefits of Fractional Real Estate Investing

1. You don't need perfect credit or a large sum of cash to get into fractional real estate investing. Purchase the number of shares you can afford and add more as your assets increase.
2. If you don't have years of experience under your belt, you can confidently get started right away and learn as you go. Investing in fractional real estate allows you to leverage the knowledge and capital of a third-party management team while you take notes and do more research.
3. Fractional real estate investments don't have to take a lot of your time like traditional real estate investments. The management team usually handles most of the leg work such as property maintenance, repairs, marketing, billing, and staying up-to-date on legal requirements.
4. Fractional investors can spread out their investments and easily build a diversified portfolio, even without a lot of capital.
5. When you allow a professional management team to handle your investment, you have the potential to earn higher returns on your money than you would learn on your own.
6. Fractional real estate allows for flexibility, so you can invest in different locations or property types to see what markets you like best. They also offer more liquidity in that you should be able to sell your portion of shares easier than you can sell an entire property.

Conclusion

Whether it is with stocks or real estate, fractional investing is a good way to get started in the market without risking a large sum of money. Many people don't invest their savings because they don't know what they're doing — which is the worst possible outlook when strategizing how to build wealth. If you

don't know what you're doing, consult with an advisor or join a group that can help oversee your investments.

Fractional investing is not for everyone, so consider your goals and your current financial health status. If you're looking to add passive investment that won't require a huge portion of your money, it may be a good option. Fractional investors typically get to take advantage of the same tax benefits as traditional property owners, making it more appealing than other investments.

Visit Here today to learn more about fractional ownership or to start generating passive income from our high-yielding assets.

Sources:

Even Amazon Can Be a Penny Stock With Fractional Shares | Nasdaq

5 Properties that Prove Fractional Ownership Is Real Estate's Hidden Gem | Architectural Digest

Fractional Ownership: A New Growing Asset Class | Linkedin

‹ What Is An Alternative Investment?

Pros & Cons Of An Airbnb Investment Strategy (2021) ›

OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT O[illegible] MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 8

Pros & Cons Of An Airbnb Investment Strategy (2021)


airbnb

Anytime you purchase a property with the intent to rent it out, there is a level of risk involved. As an investor, it's important to research the pros and cons of short-term vs. long-term rentals to determine which strategy is comfortable for you.

An Airbnb investment may or may not be what you're looking for, but you can't rule it out unless you know the facts for yourself!

What Is An Airbnb Investment Strategy?

Airbnb is a popular platform that has permanently changed the travel industry. The platform is a middle man between property owners looking for short-term tenants and travelers searching for new and exciting places to explore.

The company just marked a major milestone — 1 billion guest arrivals using hosts from their platform.

Airbnb has seen exponential growth in the last decade as one of the most frequently searched websites for vacation rentals, which has caught the attention of real estate investors. An Airbnb investment strategy occurs when real estate investors purchase a property with the intent of renting it out for short-term vacation rental versus flipping it or long-term rentals.

Airbnb investing has become quite popular among professionals looking to diversify their income and revenue streams because it's a proven strategy that is lucrative when managed properly.

However, just like all other investments, there are pros and cons to be considered before you begin.

Pros To Investing in Airbnb:

High Profit Margins

The biggest advantage of an Airbnb investment strategy would have to be the profit margin. Most investors are lured in by the numbers — you can make between two to three times the revenue you could with a long-term rental.

It's also a great way to hedge against inflation. As average prices go up, your mortgage loan remains the same, which provides you with more cash flow. The average nightly rate varies by location, but the better experience you provide, the more you can charge.

Access To Marketing

A huge perk to listing a property with Airbnb is their marketing team. Millions of travelers search their site each day that otherwise might not know about your space. To increase your ranking on the website, you should take professional photos and do what you can to keep a 5-star rating.

Airbnb allows you to list your property on the platform for free and provides tools like a calendar scheduler and customizable searches.

Frequent Property Maintenance

It may sound backward, but you're likely to end up with a cleaner and better-maintained property with vacation rentals. Having multiple guests each month typically doesn't cause any more wear and tear to the property than an annual tenant would.

The rental is consistently cleaned and assessed for repairs on a regular basis since you have access to the property more often. With a long-term rental, you trust they're keeping ... standards and dealing with damage quickly.

Diversified Risk

Short-term rentals offer you less risk because you're dealing with multiple tenants for a shorter time.

With a long-term rental, if a tenant loses their job or otherwise can't pay their monthly rent, you'll be forced into paying legal fees to evict them and possibly months without revenue.

Airbnb rentals pay in advance and it's usually easier to find a renter for a short period of time versus commiting to an entire year.

Cons To Investing in Airbnb:

Investing is Time-Consuming

Airbnb rentals usually require a lot of work to manage. It can take a lot of time to schedule cleanings, juggle the rental calendar, answer inquiries, do laundry, do key handoffs, occasional repairs, and so on.

It can be easier if you're able to join a group that works together or if you can hire a property management team to do the heavy lifting for you.

You Pay For Furnishings

One of the best things about Airbnb rentals is that they come fully furnished with a home-away-from-home vibe. If you purchase an Airbnb investment property, you'll have to fill it with furniture and utensils before you can list it — and when they wear out or get damaged, they'll need to be replaced.

You can find ways to do it inexpensively, but it is an additional task you wouldn't have with an annual rental.

Your Income is Unpredictable

Adjusting your rates with the seasons is helpful, but a drawback to short-term rentals is that you're never guaranteed to fill your entire calendar. Unexpected events like a natural disaster can negatively affect your bookings, which you have to worry about with annual rentals.

The Laws, Regulations and Taxes Are Difficult To Understand

One of the biggest headaches for real estate investors is navigating the local laws for short-term rentals in different places. It's important to research Airbnb regulations before picking an area to

invest in because it's illegal in some places.

A special permit or business license may be required before you can operat [illegible] certain areas. In addition, you may need to pay local taxes on the income you earn on top of the federal taxes paid each year.

Protection For Hosts And Guests

Airbnb does its best to protect both parties involved with the transaction. The host can request identity verification with personal information like a government ID before confirming the booking.

If any issues do occur, they provide secure communication through their platform as well as 24/7 support. To ensure the property was advertised correctly, they hold on to the guest's payment for at least 24 hours from check-in before releasing it to the host.

The company also offers a Host Guarantee Program that helps to protect hosts from the occasional property damage. If a guest damages your furnishings or property during th[illegible] reimburse you, it may cover up to 1,000,000 in property damage protection.

In addition, Host Protection Insurance is a liability program that may provide up to $1,000,000 in coverage for a host's legal responsibility to a guest or third party that gets hurt during an Airbnb stay. It basically acts as primary insurance, but you may want to purchase additional coverage such as business insurance.

Summary

All investments carry risk, some more than others, so you'll need to evaluate the pros and cons to determine if an Airbnb investment strategy makes sense for your situation.

Short-term rentals can be very profitable if you have the time to manage them properly. If you don't have the time, you can hire a team to help run the operation, so it's more passive income.

The Airbnb platform provides a lot of tools to help market and manage your listing professionally. They do everything they can to ensure everyone has a positive experience.

Visit Here now for more information on the benefits and considerations of investing in short-term rentals.

Sources:

The 14 Best Vacation Rental Booking Sites for 2021 | Smarter Travel

Why Short-Term Rentals Are Real Estate Investing's Future | Forbes

Airbnb's Host Guarantee | Airbnb

‹ Fractional Ownership: Definition & How It Works

Paying Off Debt vs. Investing: What's A Better Option? ›

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NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY

INVESTMENT DECISION.

Nov 8

Paying Off Debt vs. Investing: What's A Better Option?



You'll hear a well-known resource argue that paying off all of your debts is the only way to go.

Then another reputable source will completely sway you into thinking you must start investing all of your additional income right away.

With legitimate opinions on both ends of the spectrum and others caught in the middle, it's easy to see where the confusion stems from.

There are a few general guidelines that everyone should follow, and each route has its pros and cons — read everything you can on the topic and look at your personal scenario to see what makes sense for you. The fact that you are planning for your financial future is the most important and already puts you ahead of the majority, so kudos to you!

Pros and Cons of Paying Off Debt

If you focus on paying off your debt, you will likely get it done faster, which has a psychological benefit for many people. Not only will you find peace of mind knowing that you're debt-free, but you will also have a feeling of success once you accomplish that goal.

This feeling usually motivates people to keep making good financial decisions. Most importantly, you will save yourself the expense of paying interest.

On the flip side, you might end up paying more in taxes. The interest on debts like student loans or your mortgage is tax-deductible only up to a certain point. In addition, if you only focus on paying off your debt, you lose out on acquiring liquid assets.

As smart as paying off debt is, that money is gone forever, but when you invest your money into assets, not only does it grow, but you also have the option to sell if you need to access funds.

Pros and Cons of Investing

Investing also has tax advantages — especially for retirement plans. With tax-advantaged accounts, you can deduct a portion of your income, so you don't pay more in taxes than you have to. Retirement plans (like a 401k) are typically exempt from creditor claims, so you can rest easy knowing your money is safe.

Lastly, depending on the type of investment you make, you have liquidity if you find yourself in an emergency situation and need access to cash. The earlier you start investing, the less you have to contribute to be successful.

At the same time, the risk of losing money when you invest is very real. A lot of people found themselves in a terrible situation during the Global Financial Crisis (GFC) of 2007. The market has since rebounded, so the key is whether you can leave your investment alone for the long haul.

Investing is not straightforward like paying off debt is. You have to understand risk tolerance and how to calculate profits accurately.

Last but not least, all investments have fees associated with them.

Helpful Guidelines

If you want to build long-lasting wealth, master the art of budgeting. Don't worry about paying down debt or investing until you have an emergency fund set in place. At least $1000 is a good start, but 2-3 months of expenses are usually best.

Pay off your highest debts first — basically, anything over 7% interest costs you too much. If your job offers a 401k, take advantage of it. Your matched contributions will earn a [illegible] is extremely valuable.

If not a 401k, contribute what you can to a Roth IRA or another tax-advantaged account. Most importantly, write down your financial goals, update as necessary, and work diligently towards financial freedom.

3 Questions To Ask Yourself

We all have different backgrounds with our own conditioned beliefs about money, but for the most part, we're all trying to achieve the same goal — financial freedom. Everyone's finances are going to look different, so we suggest you begin by asking yourself these three important questions:

1. What Are Your Financial Goals?

Your goals and values have a lot to do with what your wealth-building strategy looks like. If you're the type of person who feels stressed when you have outstanding debts, you will find yourself better positioned when you focus on paying those down first. You'll make better investment decisions once you have met your first goal of being debt-free.

Alternatively, if you're an overachiever who always wants to be on top and needs to see the growth of your success, your mind will be at its best with one or two investments you can feel good about.

Of course, paying down debts is important and should be budgeted appropriately, but there is nothing wrong if you need to see some of your money-making money to stay motivated for the long term.

How Old Are You?

No one can deny that time is one of the greatest tools we have when saving for the future. Even if you're on an extremely tight budget, putting away a small amount of money consistently over many years will provide you with better financial security. It may be more important to start investing in a retirement plan right away, depending on your age.

For example, if two people save $100 per month but one starts at age 25 versus 35, the one who started saving earlier will have almost twice as much saved by the age of 65. If retirement wasn't on your mind right out of college, that's okay, but if you're starting later in the game, you may want to prioritize investing so you can try to catch up to where you should be.

Do You Know What You're Doing?

This probably sounds like a no-brainer, but it has to be mentioned. Not everyone is taught how to budget or plan for their financial future. It's important to thoroughly research your options or even reach out to a professional before deciding on the most beneficial. It's easy to get sold on a concept and jump all in without fully understanding the consequences.

If you're just getting started, it's a safer bet to focus on paying down debts while you educate yourself on investment opportunities. When you pay down debt, you know exactly how much you're saving in interest each month, but investing can be more complex, so better to err on the side of caution until you feel confident that you know what you're doing.

You'll find a large number of resources available on the topic — explore as many as you can and start small until you build your confidence. A good place to get a basic understanding is Investopedia.

Bottom Line

It's rare that anyone considers paying off debt as a bad decision, but there are circumstances where it makes more sense to put your money towards investing first. For people who can stick to a budget, the answer lies in a balance between the two strategies.

Evaluate your discretionary income and prioritize the debts with the highest interest rates. Research different investment products and create a solid strategy that you can stick with long term.

Visit Here now for more advice on building a solid investment strategy today.

Sources:

Paying Down Debt vs. Investing | Wells Fargo

Should You Pay Off Loan Debt or Invest? How to Decide | Business Insider

How to Set Financial Goals | Ramsey Solutions

‹ Pros & Cons Of An Airbnb Investment Strategy (2021)

Liquidity Risk: What It Is & Why It Matters ›

EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WA[...] DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 8

Liquidity Risk: What It Is & Why It Matters


Liquidity Risk

Liquidity risk is a term you'll often hear in the finance world. It's a very important measurement to determine financial stability against all types of stress events. It refers to the ability of a firm, company, or individual to sell assets and generate cash quickly when needed.

A liquid market has high trading activity and plenty of investors just waiting to buy should you decide to liquidate your investment. A high volume of shares being exchanged makes an investment easier to get in and out of.

Liquid assets are a crucial element to your portfolio because they're easily converted to cash when needed. During one of life's unexpected occurrences, access to funds could [...] effect of losing everything you worked so hard to build.

Liquidity Explained

Liquidity is the ability of an organization or individual to pay off short term debts without causing catastrophic losses to their financial network. Without liquid assets, you may need to pay costly fees to dip into other accounts or sell off assets prematurely for less than you would otherwise.

Illiquid assets have less marketability, making them harder to sell or trade in order to minimize loss. The uncertainty of illiquid assets tends to make them more volatile or risky. This is not to say that all of your assets must be liquid, but you must have a well balanced ratio to maintain a healthy financial system.

Calculating Liquidity

The working capital ratio measures liquidity and is calculated by dividing assets by liabilities. It's a key metric used to determine your ability to pay off current debt obligations without the need to raise more capital.

There are three ways to calculate liquidity ratios:

1. **Current Ratio:** The current ratio compares the total current assets (minus cash) against current liabilities or debt obligations. This is the most common and simplest way of calculating liquidity. *The formula is: Current Assets / Current Liabilities = Current Ratio*
2. **Quick Ratio:** The quick ratio takes assets such as cash, cash equivalents, short-term investments, and accounts payable into account. Then compares them to the total current liabilities. *The formula is: (Cash & Cash Equivalents, Accounts Payable, Short Term Investments) / Current Liabilities = Quick Ratio*
3. **Cash Ratio:** The cash ratio strictly measures the highest liquidity assets such as cash and liquid stocks. *The formula is: (Cash & Cash Equivalents, Short Term Investments) / Current Liabilities = Cash Ratio*

A healthy ratio analysis ensures an investor or manager can maintain solvency. A current ratio or a current working capital ratio should be in line with the average for that industry. A lower ratio may indicate a higher risk of default to financial obligations.

Why Liquidity Risk Matters

Liquidity risk is an indicator of a business or person's financial health. When you're trying to build financial wealth, it's imperative to examine whether your assets can withstand the ups and downs of the market.

The better you monitor your liquidity risk, the less shock you'll undergo when dealing with life's stressful events. A business may find this information useful when comparing its strategic positioning with competitors and establishing its benchmark goals.

For both individuals and businesses, creditors and lenders will want to see that you are creditworthy. Having a high working capital ratio will establish confidence that you or your organization have the

ability to pay back your short-term debts in a timely manner.

It's important to track these numbers to avoid potential cash issues. If you ... below an acceptable level, you may need to adjust your assets or secure a loan. Alternatively, if your ratios are high, it could be a good time to expand your investment strategy.

How To Limit Liquidity Risk

You can mitigate liquidity risk by monitoring your cash flow and outstanding liabilities on a regular basis. If you make a conscious effort to decrease the number of debts you own and increase your cash position, it will positively affect your overall liquidity. Certain principles can help you manage your liquidity risk.

Increase Cash Flow

Having cash on hand allows you to be more liquid. You could add a part-time job or side gig to your income. Determine the optimal amount of cash you'll need to have easy access to before investing additional income.

Pay Debts

The fewer debts you must manage, the less liability you have. As your liability risk goes down, so does your liquidity risk. It's always smart to pay down debts with the highest interest rates first.

Sell Unused Assets

Sitting on unused assets does very little to help your liquidity risk. Turn those assets into cash where they have more value in a stressful situation.

Evaluate Efficiency

Examine your finances to see if you can cut down on unnecessary spending or lower some of the outgoing cash flow. Again, if you can decrease your liabilities, it will lower your liquidity risk.

Negotiate Better Deals Or Refinance

Renegotiating better terms with lenders saves money and reduces your liquidity risk. Remember: When interest rates are low, its the perfect time to refinance any outstanding debts.

Sources of Liquidity

All resources that can be used to generate cash are considered sources of liquidity. These sources are usually broken down into two major classes:

Primary Sources of Liquidity

Primary sources of liquidity consist of funds that are easier to access. These usually include cash or cash equivalents such as short term securities that have a maturity of less than 90 days.

Also included is commercial or bank credit and the use of cash flow management.

Secondary Sources of Liquidity

Secondary sources of liquidity not only take longer to access but usually affect normal operations. This would include the selling of assets, negotiating more favorable terms, and bankruptcy protection or reorganization.

When liquidating because cash is needed urgently, assets are usually sold for less than what they normally would be.

Summary

Liquid assets are an essential portion of a well-balanced portfolio, so you have access to funds when needed. Liquidity in the market ensures an investor can easily get in and out. Illiquid assets are difficult to cash out on, such as penny stocks or collectibles.

All of your assets do not need to be liquid, but there is a formula to follow in order to mitigate risk. The most common way to measure liquidity is the current ratio, in which you divide the current assets by the liabilities. A healthy ratio analysis should be in line or greater than the industry average.

There are many ways to lower your liquidity risk, but it all boils down to increasing your cash and decreasing your debts. Lenders will want to see that you are creditworthy and have the ability to promptly handle your financial obligations.

Visit Here now to learn more about liquidity or about available assets you can invest in today.

Sources:

What is liquidity? It's how easily you can sell an asset for cash – here's when and why it matters to your finances | Business Insider

Understanding Liquidity Risk | Investopedia

Liquidity Risk – Everything You Need to Know | Risk Methods

‹ Paying Off Debt vs. Investing: What's A Better Option?

Active Vs. Passive Real Estate Investing: What's The Difference? ›

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THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 8

Active Vs. Passive Real Estate Investing: What's The Difference?


FOR
SOLD
SALE

Every well-balanced portfolio has real estate investments. It's a solid way to earn a passive income, build equity, acquire tax breaks, and diversify your funds.

If you're late to the game, it's never too late to begin. Anyone looking to start investing in rental property or purchase real estate can find a way to make it work with what t[illegible] are unlimited opportunities to start building assets.

Active Real Estate Investing 101

Active real estate investing takes a hands-on approach. If you have the time and the money, it's a lucrative business. You will typically see slightly better returns with active investing, but that's because you're paying with your own sweat equity.

It's not typically recommended for beginners because active real estate investing takes a certain level of knowledge in the industry. Active investors are heavily involved with the day-to-day tasks such as researching properties, negotiating deals, managing contractors, listing a property, collecting rent, and handling tenants. These are the sort of things that a property manager help with.

The to-do list could be endless since there is such a wide range of real estate deals you could be a part of.

Although it is time-consuming and sometimes stressful, becoming an active real estate investor offers a great opportunity to learn the ins and outs of what it takes to be successful in the business. It allows you to build relationships with other important people in the industry, which will save time, money, and a lot of headaches later on down the road.

Passive Real Estate Investing 101

Passive real estate investing is a lot less stressful as you're usually just bringing capital to the table. Passive investors team up with active investors such as mutual funds, syndicators, or professional management companies that handle all the nitty-gritty work.

Passive investing allows you to put your mind and energy into other projects. You don't have to know everything about real estate in order to begin passively investing because the major decisions are made by other professionals who know the best way to maximize your profits. If you're new to the industry, it's a great way to acquire some experience and learn along the way.

However, all of the expertise you get to leverage does not come without a price. There will be fees associated with the convenience of passive investing, so you may earn a little less on your investment.

Although, if you take an active approach before you're ready, you risk losing more so it could be a better payout depending on the situation.

Is Active Or Passive Investing Right For Me?

No doubt about it — real estate investing is one of the best ways to build wealth. Your savings account or stocks will only return so much. But there are a few key factors to determine before you can decide which type of investment might be right for you.

You Must Have High Risk Tolerance

All investments carry a certain level of risk, so knowing your risk tolerance is essential to getting things right. Your risk tolerance is a measurement of how well you can han[illegible] your investment.

Age is always the first component we think of because as you get closer to retirement, you can't afford to take a big loss in your savings. In addition, your overall financial health should be considered. If you have a high net worth, a diversified portfolio, and plenty of disposable income, then the risk is not really a huge issue for you.

Active investments are typically associated with more risk because they require more capital upfront and are more self-reliant. Passive investments are usually done in smaller increments and are less risky since you are utilizing the experience of professionals.

You Should Have Industry Knowledge

How much you know about real estate investing is an easy indicator of whether active or passive investing may be a better fit. If you've been in the industry for a while and have the confidence that you can successfully find and manage the project, you can earn a great return on your investment.

However, if the thought of negotiating deals or handling buyer/tenant inquiries makes you cringe, you may find passive investing more enjoyable.

You'll Need the Time

In certain circumstances, active real estate investing can consume almost all of your time, which makes it one of the important factors to consider. If you're doing this as a side-gig, you'll need to be clear about the amount of time you have to put towards your investment.

You may also want to consider working with a property management company. They'll handle things like:

- Act as a landlord in your absence
- Marketing apartments or commercial properties you may own
- Fixing problems on properties
- Manage repairs to properties

Whether you're looking to flip houses or obtain rental income, you will always need to put in more of your time with active investing. If you don't have a lot of extra time at the moment, passive investing can be a great way to get started, so you can start building wealth right away.

Pros And Cons Of Active Real Estate Investing

Active real estate investing gives you maximum control of how much money you can make. If you're skilled in the industry, this is the best way to achieve the highest return possible. At the same time, one bad deal could ruin your finances if you don't take the appropriate safeguards.

Active investors must be willing to sacrifice a lot of time and energy into the project, but if you're ready and willing, it's almost always worth it.

Pros And Cons Of Passive Real Estate Investing

Passive investing opens endless opportunities as you can do everything you need to remotely and invest in properties all over the globe. You still get to take advantage of the tax benefits associated with real estate investing without putting up as much capital upfront. The best part is, you can sit back and relax knowing your money is in good hands with industry experts working on getting you the best return possible.

That may not be as much as you could doing it yourself, but time and reduced stress are worth their weight in gold.

Tips For Investing In Real Estate

Whether you decide to take an active or passive approach, you need to research as much as possible. You simply can't get enough information about the current market or the company you're looking to

invest with. Every real estate deal requires you to do a fair amount of due diligence on your own.

Look for value properties or platforms with the lowest fees and solid return[s]... estate investing, and not all third-party sponsors are created equal. If something in your gut doesn't feel right, don't be afraid to walk away. As they say, sometimes the best deals are the ones you don't make.

Bottom Line

Active investing will require you to be hands-on with your investment, so make sure you have the time and experience to put towards the deal. Passive investing can provide you with access to real estate properties you otherwise couldn't afford or manage. You may need to blend a combination of the two strategies to find the best way to grow your investment portfolio.

Visit Here today to learn more about active and passive real estate investing opportunities.

Sources:

Active vs. Passive Investing | NerdWallet

Active Vs. Passive: Which Is the Superior Real Estate Investment Strategy? | Forbes

Real Estate Investing | Investopedia

〈 Liquidity Risk: What It Is & Why It Matters

Investing Definition & Types Of Investments 〉

INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CO ... AND ANY RISK FACTORS SET FORTH IN AN OFFERING CI ... R RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Nov 8

Investing Definition & Types Of Investments



Many of us are taught from a young age that saving our earnings is an essential component to building long-term wealth — and that's a true statement. But you can take it a step further to make your money work harder for you.

Investing is the process of allocating your resources, namely money, with the intent of generating income or appreciation. It's a method of multiplying your savings (delaying consumption), so it's worth more later. It's a pretty vague term because there are several types of investment opportunities.

An investor is someone, or an organization (firm or mutual fund), that commits money to a particular account, business venture, or another financial opportunity to achieve a profit.

Accredited investors have special privileges once they reach a certain financial status or have enough professional experience.

Common Types Of Investments

You can think of investments as savings accounts or tools to help you achieve financial freedom. Each investment type has its own beneficial features, risk factors, and ways investors can optimize them.

You should implement more than one of these strategies, but it's important to understand each one before getting started.

Stocks

Stocks are securities that represent a piece of ownership within a company. Companies sell stock in their corporation to fund business expenses. In exchange, the stockholder is entitled to a portion of the company's assets and profits in proportion to the amount of stock they own. Units of stock are known as "shares."

Stocks are mostly sold on the stock exchange, but they can be sold privately as well. You can buy them from online stockbrokers, and government agencies regulate all transactions to help protect investors from fraud.

These investments tend to outperform other investments, so they're typically the foundation of a portfolio.

Bonds

A bond is another security, but it represents a loan versus a share in the company. The investor becomes the bank as a company or government agency borrows money to fund projects or operations. In exchange for your loan, the debtor will pay you back a fixed rate of return on top of the money initially borrowed.

These are known as fixed-income investments and are relatively low risk. Bonds can be sold by an individual company, municipality, or any other form of government and are paid back when the bond matures.

If purchasing a bond from a public or private company, do your due diligence to assess their creditworthiness.

Mutual Funds

A mutual fund is a financial vehicle operated by a money manager that collects money from several investors to purchase securities and other assets to produce capital gains. When you invest in a mutual fund, you relinquish your money control to professionals who determine the best way to allocate funds towards stocks, bonds, and other equities.

Mutual funds allow an individual or small investors to put their money towards a wide range of actively managed assets to perform better than the benchmark index. Each shareho [illegible] proportion to the amount they have vested.

Mutual funds charge an annual fee and sometimes a commission to manage your funds.

Exchange Traded Funds (ETFs)

Exchange-traded funds or ETFs are a bit of a hybrid between stock trading and a mutual fund. It's an investment fund that is traded or sold like stocks on the exchange several times a day. As with a mutual fund, you have an operator that creates and owns the fund, tracks the performance, and sells shares to investors.

An ETF provider can organize a variety of investments, including stocks, bonds, and commodities that are structured to track the value with specific investment strategies. Rather than beat a particular index, their goal is *matching* the performance of a preselected index such as the S&P500.

This is a more passive approach than mutual funds, but they usually have lower fees as well.

Commodities

Commodities are basic goods that can be used in commerce interchangeably with other similar goods. This includes natural resources like metal, agriculture such as wheat, and livestock or meat. The value of commodities is often used as an input to produce other goods and services, and their prices depend on market demand.

For a long time, commodities were reserved for professional investors as it can be difficult to predict due to natural disasters, epidemics, and unusual weather patterns. We now have more options than simply buying into physical commodities, such as futures and options or ETFs with technological advances.

Even still, these are considered relatively high-risk investments.

Real Estate

Real estate investing involves buying a home, building, or piece of land and holding on to it until you're ready to sell for more. Real estate offers a variety of ways to make and save money with one investment, such as rental income, appreciation, and multiple tax advantages.

Investing in real estate is unique in that investors can pay a portion of the upfront costs and then use leverage, which allows you to pay off the balance (plus interest) over time. In addition, you can minimize the cost, risk, and time involved by buying into a share with fractional ownership or a real estate investment trust (REIT).

Whichever route you take, real estate is one of the most lucrative ways to invest your money.

What Is Risk Tolerance?

Risk tolerance is an important investing concept. Your risk tolerance is the amount of variability in the market your investment can withstand. This is different for everyone depen
overall financial health.

The higher your risk tolerance, the more aggressive you can be with investments, which usually yields a higher return when done accurately. Low-risk investments provide a slow and steady return, but they have a reduced risk of loss.

In general, financial advisors reserve high-risk investments for people who won't need to rely on that money anytime soon. If you have a moderate risk tolerance, you have a time horizon of five years or more. If you're getting closer to retirement or have a small amount of capital to work with, it's typically recommended to stick with low-risk investments.

How Do You Diversify Investment Risks?

You can minimize the level of risk in your investments by keeping a diversified portfolio. Diversification means utilizing several different types of investments, particularly ones that don't react to economic events the same, so they can buffer each other if one is not performing well.

A well-balanced portfolio should consist of a mixture of asset classes that don't correlate to each other so that if your stocks are steadily gaining, it won't be as stressful when you see the bonds starting to slip down a little.

You can diversify further into different industries and subclasses that move in opposite directions with market swings to offset the other. It's not a set it and forget it kind of deal — you'll need to continuously check up and rebalance to make sure it's still in line with your goals and strategy.

Investing In Real Estate Vs Stocks

The stock market is usually one of the first things that come to mind when investing. It's one of the most common investments people begin with, but that's not to say it's the best.

Real estate investing may not be as well known, but it has a lot of benefits too. With the right information, real estate can be a viable alternative to stock — offering diversification, lower risk, and better returns in some cases.

The answer for you may not be one over the other, but a good blend of each. The two industries are not directly correlated, so investing a portion of your savings into each makes for a well-rounded portfolio.

Stocks: Pros and Cons

Stocks are usually the go-to choice for beginning investors because they're fairly easy to get in and out of. You don't have to come up with a large chunk of cash to get started, especially with fractional shares. There are almost infinite stocks and ETFs to choose from, so you can build a pretty well-diversified portfolio, even in stocks alone.

On the flip side, the ease of buying and selling stocks can sometimes lead to panic selling when the numbers are on a downward swing. Stocks tend to be more volatile than real estate, so you must be able to handle the potential ups and downs of the market.

In addition, when you're ready to sell your stocks, it may worsen your tax burden with a capital gains tax. Short-term capital gains are taxed like regular income, which will have

Real Estate: Pros and Cons

Investing in real estate is not as well known as the stock exchange, so it may require a little more due diligence before making a confident decision. The good thing is, there is a plethora of information widely available, and it's not as complicated as it seems. The long list of tax advantages associated with real estate investments makes it appealing to investors in a higher tax bracket.

Traditional real estate is not as liquid as stocks can be, but you probably shouldn't go into it with a short time horizon since you almost always earn a higher return the longer you hold property.

It's usually required that you come up with a down payment or at least a portion of it

for real estate investments, so you'll need to have some cash to get started. Real estate investing can be time-consuming, so if you're looking for a more passive investment, you'll need to partner with an investment operator or property manager, which can reduce the profit.

Investing In Vacation Rental Property

The success of Airbnb and other vacation rental sites has caught the attention of real estate investors all over the globe. The vacation industry is booming, and it's expanded the opportunities to make a great return on real estate investments.

Long-term rentals have been known for years to be one of the most lucrative investment options available due to their many ways of providing cash flow and increasing your asset value. But now real estate investors have realized that short term vacation rentals offer even more benefits

5 Perks Of Owning A Vacation Rental

1. **Regular Cash Flow:** Investing in a vacation rental provides you with regular cash flow, unlike some other traditional investments. Vacation homes in one of the high-demand cities can make triple, if not quadruple, the amount a long-term rental can.
2. **Endless Market Opportunities:** If you choose the right location, you can pull in guests from all over the globe instead of marketing to locals alone like a traditional rental. There are a variety of platforms that make marketing a breeze and do the heavy lifting for you.
3. **Tax Advantages:** There are plenty of tax advantages to long-term rentals, but vacation rentals offer more tax breaks in the form of deductions for things like hosting fees, cleaning costs, occupancy taxes, insurance premiums, and more.
4. **An Increased Revenue:** You can increase revenue brought in by providing a 5-star service that generates great reviews. The better your testimonials, the higher your ranking is, which brings in higher revenue and allows you to justify higher rental prices.
5. **Continued Appreciation:** On top of the residual income you get to bring in, you can expect your real estate investment to continue appreciating so that when you're ready to sell, you can make even more money.

Real Estate Investment Criteria

Defining your real estate investment criteria before you begin is crucial to success with your financial future. Having a clear vision of what you're looking for will make it that much easier to find.

Once you can check off all of your boxes, you can confidently move forward in the right direction.

Property Location

One of the most important factors to a good real estate deal is the location. It can make or break your profit, so it needs a great deal of attention. Proximity to freeways, airports, and amenities are good selling points for a vacation home.

Greenspace, scenic views, and neighborhood status are also very important no matter which investment strategy you'll be implementing.

Property Valuation

Taking the time to determine the property's value correctly will be a key element to making sure it's a profitable investment. Research comparable sales and rentals in the local area so you can make sure it's in line with what you're expecting to make.

If the property needs to be repaired or updated, you'll need to factor in the costs of labor and materials in your finances.

Local Economy & Growth

A good insight into the housing market's future in a targeted area is how well their local economy is doing. If the job market is steadily growing along with the population growth, it's a pretty good indicator that you won't have a hard time finding a renter or buyer when you're ready.

Additionally, the number of available homes in the area and the rate of appreciation can give you a good idea of the profit you can expect.

Investment Guide For Beginners

If you're new to investing, the best advice you can hear is to get started. The sooner you start investing, the better off you'll be. Time is a crucial component to earning the most you can from your investments utilizing compound interest. Compounding allows your money to snowball as your returns start to make their own returns.

The first thing you need to do is decide how much you want to invest. Depending on your goal and how much time you have to achieve it, you may need to provide a larger sum of money. A good place to start is retirement, and the general rule of thumb says you should invest at least 10% to 15% of your income towards retirement.

If you have a retirement account at your work that offers to match — take advantage of it. Those dollars help you reach your goal faster, and there's no sense in leaving free money on the table.

Decide what other investment tools you would like to have in your portfolio. If you need to access your funds prior to retirement, consider liquid options such as a mutual fund or ETF. With the growing popularity of fractional shares, you don't need to commit a large chunk of money to each asset class in order to diversify.

Do your research and start small until you know what you're doing. You can always contribute more as you have more experience in a particular type of investment.

Summary

Investments are part of a complex world with a lot of options, but it's also an exciting opportunity to build long-term wealth beyond your wildest dreams. Investing helps to level the playing field and gives the average middle class a fighting chance to establish financial freedom that would otherwise be out of reach.

The most important thing is to start investing as soon as possible, so get started with Here today.

Sources:

Types of Investments | FINRA

Diversification in Investing: Why and How to Do It | NerdWallet

Assessing Your Risk Tolerance | Investor.gov

‹ Active Vs. Passive Real Estate Investing: What's The Difference?

The Pros & Cons Of Buying Out-of-State Real Estate Investments (2021) ›

CONTACT HOW IT WORKS COMPARE

ABOUT BLOG FAQ REFER-A-FRIEND

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ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS QUALIFIED THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Oct 25

The Pros & Cons Of Buying Out-of-State Real Estate Investments (2021)



Buying real estate is one of the most exciting times of your life — it is also one of the most stressful. Even for seasoned pros in the industry, the long list of factors can be overwhelming at times.

Suppose you're planning to buy real estate out of your local area. In that case, it's essential to research current analytics in that market, such as supply and demand, popu
overall economy within that community.

Where To Start When Buying Out-of-State Real Estate

You'll want to conduct a detailed analysis of any property you plan to purchase, local or not. But it's even more crucial to exhaust every resource when the home is not within your local radius.

There are a lot of helpful platforms that make it easy to compare statistics when you're searching for an area that could be profitable to you. You can start with our FAQs and then look for real estate investing books, blogs, videos, or anything else you can get your hands on until you feel confident of how the process works.

If you are investing in an out-of-state rental property, you may consider speaking with several property managers in that area. This way, you can compare pricing and pick their brains on how well the market is performing.

Even if you decide not to use a management company, they can be very helpful when determining a fair rental price or referring you to reputable people in the industry.

Pros To Buying Out Of State Real Estate

One of the most obvious pros to buying out-of-state real estate is that you can access markets with a low barrier to entry. If you seek out areas with moderate home values, you'll have a chance to find killer deals on low-priced properties that may not be available where you reside.

Investors consider other factors beyond the purchase price, but the price allows investors with a range of financial backgrounds to dabble in the market. Don't be afraid to start small — the goal is to achieve the best ROI and then use those funds toward your next investment.

You can search for areas with less competition with the right online tools, which is another great perk to buying property outside of your community. The more investors competing for the same property, the higher the going rate.

It's not to say that you can't succeed in a saturated market, but the best deals get scooped up quickly, so you'll need to keep your finger on the pulse. If you look into some rural areas, it's easier to score the perfect property with the highest potential for appreciation.

Cons To Buying Out Of State Real Estate

The biggest challenge for out-of-state real estate investors is putting together a dream team. There are a plethora of websites that make it easy to assess the housing market in the desired area, but it's not as easy to network with other industry professionals that live five states away.

Knowing the right people to market your property or quickly handle a maintenance issue is an important piece of the puzzle when buying real estate. A workaround to this dilemma would be to invest in a property with friends or family that can give you referrals.

While investing in a market with less competition is beneficial to keeping the cost down, it can also work against you. Typically, the areas with less competition have fewer opti… is bad when you're left to rely on others to keep your project on track.

What To Look For When Buying Out Of State Real Estate

Buying out-of-state real estate is a great investment if you know what to look for. Don't feel defeated if your local market is too competitive or highly-priced. There are hidden gems sprinkled all over the globe if you take the time to educate yourself and research the ins and outs of real estate investing.

You'll find better success in a housing market with a strong economy, so compare the numbers before committing. Look for places that show consistent job growth, home values are steadily increasing, and the crime rates aren't too high.

Areas with stable job opportunities usually have an increasing population, which drives up the demand for real estate. Communities that are growing and have a low cost of living can be very desirable. Still, you should steer away from neighborhoods with higher crime rates to protect your financial investment.

Consider Buying An Out Of State Rental Property

If you're going to invest in an out-of-state property, consider buying a home you can turn into a rental. It's a great way to build equity and produce strong cash flow by allowing someone else to pay into your investment.

Flipping a property is much riskier when you're not close enough to manage it yourself. But, a property manager for your out-of-state rental is beneficial because they have the best knowledge and resources for marketing, repairs, and tenant screenings. Working with a property manager will alleviate a lot of the stress and allow you to focus on making more money.

If you've always wanted a family vacation home, an out-of-state rental property works because it's an asset that you get to enjoy while it provides a passive income. A rental property does not have compounding interest, but you can use leverage to grow your diversified investment portfolio, unlike other investments.

It has a lower correlation to the stock market and many tax advantages that would appeal to any investor.

Conclusion

Just like anything else, there are pros and cons to buying out-of-state real estate, but if you're prepared to overcome the challenges, it's a good way to expand and diversify your investment portfolio.

For some people that live in an area with high housing costs, it may be their only option to enter the real estate market. Thankfully you have a lot of online tools and resources that make it easier to research the key components to put together a profitable real estate transaction.

It may take longer for you to build a network remotely, but you can certainly do it. The easiest way to get started is to look into areas where you already know people that can give you insight into the local market and refer you to the right people to help oversee the project.

If that's not an option, consider reaching out to Here to learn more about high-yield rental investments.

Sources:

Is Buying Out-Of-State Real Estate Worth It? | Forbes

How to Find the Right Property Manager | HGTV

Investing in Out-of-State Property | Investopedia

THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Oct 25

Is Now A Good Time To Invest In Real Estate?



Some would argue there is never a bad time to invest in real estate. But let's be real, the market is crazy right now, which has a lot of people questioning whether they should hold off on their investment or jump in before home prices go even higher.

No one can see the future, but if you clearly understand the current market, you'll be better prepared to make a confident decision.

What Factors Affect the Current Real Estate Market?

Several factors stemming from the COVID-19 pandemic have created a unique set of circumstances for this highly competitive real estate market. Although many working professionals have been working remotely for a long time, the option is even more appealing. This is because the pandemic resulted in many people migrating to places with lower housing costs to get more "home" for their money.

In an effort to stimulate the struggling economy, the Federal Reserve set the benchmark interest rate close to zero, which brought the cost of borrowing closer to the all-time low we had in 2012.

Most investors saw this as a great time to secure debt for income-producing properties. A smart move to make, but as more people take advantage of the historically low interest rates, the demand for homes goes up, and the supply keeps shrinking, which results in a pretty competitive seller's market.

You Need a Real Estate Investment Strategy

Whether now is a good time to invest in real estate or not depends on what your personal goals are. That answer is probably not the clear one you're looking for but, whether you're a seasoned real estate investor or a newbie on the block, you need to have a clearly defined investment strategy in mind before you can decide if it's a good time to invest.

A smart investor should always analyze cash flow or financing terms, time horizon, and whether it's a fundamentally desirable property. It sounds elementary to say not to overextend yourself, but getting caught in a bidding war that leaves you stretched to the very top of your budget is easy.

If you're still learning the ropes, it's best to give yourself plenty of wiggle room by accounting for all of life's surprises.

Why Time Horizon Affects Your Real Estate Decision

Your time horizon is likely the single most important factor of your real estate decision because it is the amount of time your investment is held until it is sold.

A short-term time horizon is riskier, especially during these unprecedented times, because it's harder to predict what the market will do in the next year or so. If you are adamant about a short-term investment property right now, you should consider a fix and flip that you can get much lower than market value and in a good area rather than a turnkey property.

Alternatively, you can't go wrong with a real estate investment that has a long-term time horizon, as they're relatively low risk. The key in real estate is patience. If you can hold a property for ten or 20+ years, you can wait out any good or bad periods and receive the average return on your investment.

Home prices don't always decline over a long period; however, the level of growth depends heavily on location, so evaluate local statistics rather than national or regional.

Fundamental Benefits of Owning Rental Property

Owning a rental property is a great way to ensure you receive the fundamental benefits of your real estate investment. If you can hold onto your rental property for a long time, you will gain the full benefits of appreciation, cash flow, and multiple tax benefits.

Appreciation

When you invest in a rental property, you have the advantage of someone else paying into your investment while building equity in the home. In this way, the property value appreciates over time, while your initial investment remains the same.

Of course, you also have the liability of someone else living in your investment, but you can keep that risk to a minimum with the right management team.

Cash Flow

One of the biggest monetary benefits of owning a rental property is that it's a source of passive income. Passive income means you have recurring money coming in that requires a relatively small amount of effort to keep it flowing.

Even if the monthly profits aren't huge, it's a great way to make money on the side or add financial security during retirement.

However, being a landlord isn't for everyone, and it's important to assess all of your expenses before the purchase to ensure it will be a profitable investment.

Tax Benefits

Investing in rental property is a smart way to lower your overall tax liability. You qualify for several tax benefits by owning a rental property, such as depreciation. Depreciation is a tax deduction determined by the cost of buying and improving a rental property.

Additionally, most of your rental expenses are deductible, such as maintenance and cleaning services, property taxes, insurance, and even travel expenses related to the management of the property.

How Inflation Benefits Your Real Estate Investment

Inflation is a valid concern when deciding if you should invest in real estate. Inflation is defined as an average increase in the cost of goods and services over a set time. It's a hot topic right now, and it's not something that makes people feel good. However, inflation can be good for your real estate investment.

Owning real estate is a good way to hedge against inflation, particularly rental properties. As inflation rises, rental prices usually follow suit but your mortgage price remains the same, which provides you with increased cash flow. Short-term rentals offer even better outcomes because you can continuously update the rental fee as needed.

Inflation has an overall positive effect on debt. As home prices continue to rise, it lowers the loan-to-value of your mortgage debt, increasing your property's equity. However, we must mention that if inflation keeps rising, it increases the cost of borrowing. Keep this fact in mind while the rates are extremely low now.

In Summary

Real estate has been a solid investment for many years. Some refer to it as the best-performing investment in modern history. But the current investing climate has some investors and experts questioning if the market is reaching a peak and if it would be better to hold out until the numbers level out a bit.

No doubt there will always be good and bad deals in any economy, but the essential factor right now is your time horizon. If you have a short-term goal like a quick fix and flip, the risk is much higher than it would be for a long-term time horizon. With the right strategy, rentals can be a very lucrative real estate investment even in the darkest of economies.

Contact Here today to find out more about including rental property in your real estate investment strategy.

Sources:

The Fed keeps rates near zero — here's how you can benefit | CNBC

The Importance Of Time Horizons For Investing (And Beyond) | Forbes

Rental Properties: Pros and Cons | Investopedia

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‹ The Pros & Cons Of Buying Out-of-State Real Estate Investments (2021)

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THIS SITE IS OPERATED BY HERE INVESTMENTS INC. (THE "COMPANY"), WHICH IS NOT A REGISTERED BROKER-DEALER. THE COMPANY DOES NOT GIVE INVESTMENT ADVICE, ENDORSEMENT, ANALYSIS, OR RECOMMENDATIONS WITH RESPECT TO ANY SECURITIES. ANY SECURITIES POSTED HERE WOULD BE OFFERED BY, AND ALL INFORMATION INCLUDED ON THIS SITE IS THE RESPONSIBILITY OF, HERE 001 LLC, THE ISSUER OF SUCH SECURITIES (THE "ISSUER"). THE COMPANY HAS NOT TAKEN STEPS TO VERIFY THE ADEQUACY, ACCURACY, OR COMPLETENESS OF THE INFORMATION. NEITHER THE COMPANY, THE ISSUER, THEIR AFFILIATES NOR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND RELATED TO THE ADEQUACY, ACCURACY, OR COMPLETENESS OF ANY INFORMATION ON THIS SITE OR THE USE OF INFORMATION ON THIS SITE. BY ACCESSING THIS SITE AND ANY PAGES THEREOF, YOU AGREE TO BE BOUND BY THE TERMS & CONDITIONS, PRIVACY POLICY, AND ANY RISK FACTORS SET FORTH IN AN OFFERING CIRCULAR RELATED TO THE SECURITIES OF THE ISSUER.

THE ISSUER IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE ISSUER IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE ISSUER DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. OUR OFFERING CIRCULAR FILED WITH THE SEC IS AVAILABLE **HERE.**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

POTENTIAL INVESTORS SHOULD NOT RELY ON ANY FORWARD-LOOKING STATEMENTS REGARDING THIS INVESTMENT OPPORTUNITY, WHICH IS BASED ON OUR BELIEFS AND INFORMATION CURRENTLY AVAILABLE TO US. THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT," "AIM," "POTENTIAL," "DESIGN," "TARGET," "INTEND," "MAY," "MIGHT," "PLAN," "ESTIMATE," "PROJECT," "PROJECTION,"

"SHOULD," "WILL," "WOULD," "RESULT" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE, WHICH MAY BE AFFECTED BY KNOWN AND UNKNOWN RISKS, TRENDS, UNCERTAINTIES, AND FACTORS THAT ARE BEYOND OUR CONTROL. THESE RISKS COULD RESULT IN THE LOSS OF YOUR INVESTMENT. SEE THE OFFERING MATERIALS FOR DETAILED INFORMATION.

THE INFORMATION CONTAINED IN THIS DOCUMENT, PRESENTATION AND OTHER MARKETING MATERIALS RELATED TO THIS PROJECT (THE "INFORMATION") IS PRESENTED FOR ILLUSTRATIVE AND EDUCATIONAL PURPOSES ONLY. IT IS NOT PRESENTED NOR SHOULD IT BE TREATED AS REAL ESTATE ADVICE, LEGAL ADVICE, INVESTMENT ADVICE, OR TAX ADVICE. WE ADVISE ALL PARTIES TO DO THEIR OWN RESEARCH AND OBTAIN INDEPENDENT FINANCIAL, LEGAL, AND PROFESSIONAL ADVICE BEFORE MARKING ANY INVESTMENT AND BUSINESS DECISIONS. YOUR PERSONAL INDIVIDUAL FINANCIAL CIRCUMSTANCES MUST BE TAKEN INTO ACCOUNT BEFORE YOU MAKE ANY INVESTMENT DECISION.

Oct 25

Virtual Real Estate Investing: What Is It & Why It's Important


360º

Every vertical market is seeing huge advances in its day-to-day practices as technology continues to evolve rapidly — real estate is no exception.

In recent years, the tech world has continued to provide the everyday person with intelligent platforms that easily guide you through complex topics and simplify processes once ... experts.

Artificial intelligence allows anyone who can navigate a website and interpret data analytics to appear as a professional in any field. With all this knowledge readily available, we now can bypass years of experience and allow the technology to do the hard work for us.

What Is Virtual Real Estate Investing

Virtual real estate investing is just as it sounds – investing your money into property and completing the entire process remotely, rather than face-to-face with local brokers. Whether dealing with a foreclosure, rentals or flipping, you can do all of your research and decision-making via the internet, so the property does not need to be in your county or even your state.

For most people not in the real estate industry full time, investing in a property that you have not seen with your own eyes can be very intimidating. However, with the right drive to succeed, you can use several online tools that didn't exist years ago.

With a quick online search, you can easily find a plethora of information from sites like Zillow, access online market reports from just about anywhere. You can also hire a virtual assistant to keep you on track and get a bird's eye view of most properties with satellites from Google Earth. All of these insights make the world smaller and virtual real estate investing less overwhelming.

Although we have these resources at our fingertips, it's still a big decision that should be well thought out and assessed. We're not saying modern technology makes virtual real estate investing simple, but it certainly broadens the capabilities for novice investors.

Things To Remember When Investing in Virtual Real Estate

It's no secret that investing in real estate is a smart way to diversify your investment portfolio, but it's not that clear-cut and simple. Like many investments, there is a level of risk to be considered before committing. The goal is to minimize that risk as much as possible by utilizing the tools available to make an educated decision with your money.

It's important to gather pertinent information and conduct a thorough financial analysis with your own goals in mind. A good investment for someone else may not be the best decision for you, so be real with yourself and create a financial model that makes sense for your situation.

Consider the following variables when organizing your research:

- Property location: number of homes sold, average rental income, proximity to amenities
- Property details: square footage, number of units, utility meters
- Financing: down payment, loan amount, closing costs
- Expenses: property taxes, insurance, management fees

In addition, be sure to confirm the data you have is as accurate as possible. If you rely on the seller to provide you with property details, remember their motive is to make the numbers as appealing as

possible. Request to see reliable documents such as property tax bills and maintenance records to cross-check the information you have.

Why Virtual Real Estate Investing Is Important

A huge lesson learned through the COVID-19 pandemic is that the world is heavily reliant on virtual interactions. It's not a bad thing — most of us enjoy online shopping and the flexibility that comes with working from home.

However, many businesses weren't ready to adapt to an online business strategy and were left scrambling to find a way to keep their business afloat without face-to-face exchanges. It was impressive to see the number of creative solutions. But so many professionals were forced to consider an unexpected career change they didn't see coming.

The real estate industry started going virtual well before the pandemic, but just like all other markets, it's even more important now than before. Real estate investing virtually expands the potential to tap into new markets you otherwise couldn't reach.

There's no problem investing in property within your local area, but for some investors who live in an area with higher home prices, jumping into other markets outside their reach makes better financial sense.

If you're willing to put in the time and energy to research real estate activity in areas outside of yours, you can narrow down your options and target deals with the highest return.

Become a Pro at Virtual Real Estate Investing

In many cases, you won't see the property in person before purchasing, so it's even more important to investigate every little detail of the transaction. If you haven't already, do some solid research and training on real estate investing, so you know exactly what to look for when putting together a profitable investment. Thankfully, there are unlimited sources you can find online to deepen your knowledge of the industry.

There are several types of real estate you can invest in, and not all of them will be ideal for every investor or target market. Consider the amount of time and money you have to put towards the project and choose a strategy that aligns with your goals.

A few options are wholesaling, short-term vacation rental, long-term rental, or house flipping.

Once you decide which type of investment, you can locate a favorable market to that scenario, for example, if you want to begin with short-term vacation rentals, it's important to check into the driving distance of local attractions and the local Airbnb restrictions.

Although you can handle most of your investigation remotely, it's a good idea to network with people in the area and hear their thoughts on your plans.

Conclusion

Virtual real estate investing is becoming increasingly popular because the resources needed to make an informed investment decision are readily available. Additionally, anyone can become an industry expert in their spare time by researching the numerous tools available online. With the right knowledge and experience, many investors have found real estate is a lucrative way to earn passive income.

Here is on a mission to make it easy for anyone to invest in vacation rentals. If this is something you are considering, we would love to work with you.

Contact Here today for more information on earning income from the highest-yielding asset class in real estate.

Sources:

Best Real Estate Virtual Assistant Companies in 2021 | Hooquest

The Most Important Factors for Real Estate Investing | Investopedia

The bright future of working from home | Stanford

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